[compass graphic omitted]

ANNUAL

 ...............................................................................
FINANCIAL REPORT

 ...............................................................................
STI CLASSIC EQUITY FUNDS
 ...............................................................................
A Family of Mutual Funds
 ...............................................................................
May 31, 2001



[STI Logo Omitted]

                              BACKED BY TRADITION.

                          STRENGTHENED BY EXPERIENCE.SM

Dear Valued STI Classic Funds' Shareholder:

In last year's Annual Report letter, we noted several unusual features of the capital markets. Specifically, in equity securities, performance was narrowly concentrated in Technology related issues which rose to extraordinary valuations, while the typical stock in non-Tech sectors languished. This had the effect of penalizing investors who held diversified portfolios, as well as those who pursued strategies focused on valuation rather than price momentum. We also observed that while equity investors reached for high-risk stocks, bond investors did the opposite. In bonds, corporate issues lagged as the bond market correctly interpreted the negative impact of Federal Reserve ("Fed") tightening on company profits. Clearly there was a disconnect, with equity investors ignoring rising economic storm clouds and bond investors seeking shelter in the highest quality U.S. Treasury securities. These anomalies were changing even as we wrote last year, with a major inflection point unfolding in the markets last Spring.

As a late Summer 2000 rally in Tech stocks ended, reality set in and the economy succumbed to the effect of multiple rate hikes by the Fed. Indeed, by November/December, it became reasonably clear the economy had come to an abrupt halt at least in Manufacturing, Technology and Telecommunications. Beginning in early January, the Fed had reduced interest rates very aggressively by a total of 2.5 percentage points in recognition of the slowdown in growth. Currently, the economy is muddling along, with weak corporate profits, modest inflation, and a general sense of unwinding in overbuilt sectors such as Tech/Telecomm. Importantly, the anomalies of 1999 through early 2000 reversed during the STI Classic Funds fiscal year ended May 31, 2001, with many large Tech stocks performing poorly, speculative Internet issues collapsing, and corporate bonds enjoying improved performance as investors shunned risk in equities but began to accept it in bonds.

The performance of various asset categories over the fiscal year of the STI Classic Funds reflected these shifts in the markets. In bonds, returns for the 12 months ended May 31, 2001 were in a range of 5% to 13% depending on maturity, while money market instruments returned 5% to 6%. Thus, investors who utilized fixed income investments during this period of weakness in the equity markets (S&P 500 Composite Index down 10.6%, NASDAQ Index down almost 37.9%) were very well rewarded. A year ago we felt strongly that bonds and especially corporate bonds would provide good returns and significant competition for stocks. Now that this has evolved as expected, we are less bullish on bonds in the face of a likely stronger economy in 2002, but believe absolute returns will continue to be attractive for conservative investors.

On the equity side, there was a substantial reversal of fortunes. The best performing categories were midsize and smaller stocks, and value stocks in all capitalization ranges. For example, the Russell 2000 Value Index was up 29.4%, the S&P Small Cap 600 Index rose 13.5%, the S&P MidCap 400 Index gained 10.9%, while the S&P 500/Barra Value Index, which captures larger value stocks, returned 7.1%. These favorable returns were caused by investors responding to compelling valuations created in smaller stocks and monetary easing. On the other side of the coin, large cap stocks and international stocks in the industrialized world had weak returns. The NASDAQ fell 37.9% for the year ended May 31, 2001, the S&P 500/Barra Growth index was down 26.0%, the Morgan Stanley EAFE Index declined 17.5%, and the S&P 500 Composite Index dropped 10.6%. In short, the equity market has shown a split personality for quite some time and while very visible large companies in Tech and Telecomm were weak, many other sectors of the market did quite well indeed.

The STI Classic Fixed Income Funds provided competitive returns over the last twelve months. The STI Classic Equity Funds coped with dramatic change in the equity markets quite well due to a diversified approach that did not concentrate primarily on technology stocks. Standouts on the equity fund side were the funds focusing on pure value as well as the diversified stock funds. Each of the Fund managers has provided a recap of the fiscal year's results in the following pages as additional information.

Looking ahead to the upcoming year, we are more optimistic than a year ago as many excesses have been significantly corrected. Given time, easing by the Fed has almost always been a powerful tonic for the economy and stock market. That said, the heady returns of the 1995-99 period are not coming back any time soon; investors are encouraged to adopt more reasonable return expectations for stocks over the next five years. As always, we are grateful for the continued confidence of all shareholders in the STI Classic Fund Family, and look forward to another successful year of growth.

                                   Sincerely,

                                   /s/Douglas S. Phillips

                                   Douglas S. Phillips, CFA
                                   Chief Investment Officer

                            STI CLASSIC BALANCED FUND

The STI Classic Balanced Fund (the "Fund") seeks to provide capital appreciation and current income through investments in a diversified portfolio of common and preferred stocks, securities convertible into common stocks and investment grade fixed income securities. For the fiscal year ended May 31, 2001, the Fund (Trust Shares) returned 3.2% which compares very favorably to the Lipper Balanced Funds Average of 0.9%. The Fund has also performed well on a longer term basis, with a three-year annualized return of 6.4% vs. 5.1% for the Lipper Balanced Funds Average, and a five-year return of 11.4% compared to 10.1% for Lipper Balanced Funds Average.

The relatively modest gain for the most recent fiscal year is of course attributable to the correction in the broad equity market which affected the Fund's holdings of common stocks. The S&P 500 Composite Index declined 10.6% over the 12-month period corresponding to the Fund's fiscal year. This correction should be viewed in the context of a very long bull market for stocks in the 1990's and a response to Fed tightening as well as extended valuations in Technology. Offsetting equity weakness was a stellar return from bonds, with the Lehman U.S. Government/Credit Index returning 12.9% over the 12 months. Thus the "balance" inherent in the Fund's approach worked exactly as intended in providing shareholders a stable return during a period of above average market volatility.

Interest rates generally declined during the year as strong economic growth and Federal Reserve tightening at the beginning of the period evolved into dramatic Fed easing amidst recession concerns as the period ended. The yield curve shifted dramatically from an inverted curve (short rates higher than longer maturities) to a steep normal curve (short rates lower than longer maturities) as two-year Treasury yields declined nearly 2-1/2% and thirty-year yields declined 1/4%. Corporate bonds became very cheap relative to Treasuries during the Fed-tightening phase, and corporates lagged in performance until late 2000. This reversed significantly with the onset of monetary easing in early January, and corporates have done significantly better.

For the fiscal year the Fund's overweighting in corporates and emphasis on the intermediate maturity range enhanced performance. The overweighting in intermediate maturities has been reduced but an overweighting in corporates is being maintained. Positions in mortgages were added as their relative attractiveness improved, while agency holdings have been reduced.

On the equity side, emphasis has been focused on a somewhat smaller number of securities than in the past. Within sectors, several strategies have been employed, for example, within Health Care, an emphasis on service companies such as hospitals/HMOs and a deemphasis on large pharmaceutical stocks. In Energy, we have reduced exposure to lower margin commodity companies, and focused more on service companies. In Technology, the emphasis has been on software and service companies which have more stable revenue streams, while we have lowered exposure to hardware and essentially eliminated exposure to Telecomm. Finally, in Financial Services the tilt has been toward companies with visible above-average revenues and away from those with greater credit risk.

Looking forward, we are encouraged by inflation data which appears to be trending downward; this should benefit both bonds and stocks. We are encouraged by aggressive Fed rate cuts which should, given time, result in a better tone to economic growth. Lastly, the fact that speculative excesses have been significantly reduced in "concept" areas like dot.coms and Telecomm is healthy, meaning investors can once again focus on companies with solid earnings.

                                            /s/L. Earl Denney

                                            L. Earl Denney, CFA
                                            Fixed Income Portfolio Manager


                                           /s/Robert J. Rhodes

                                           Robert J. Rhodes, CFA
                                           Equity Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
   3.24%        6.36%        11.39%       10.86%          114.69%

[Line Graph Omitted] Plot points as follows

          STI Balanced  S&P 500        Lehman         Lipper
         Balanced Fund, Composite    U.S. Govt.    Balanced Funds
          Trust Shares   Index     Credit Index      Average
1/31/94      10,000     10,000       10,000         10,000
5/31/94       9,554      9,579        9,446          9,515
5/31/95      10,387     11,510       10,543         10,704
5/31/96      12,180     14,781       10,975         12,594
5/31/97      14,210     19,126       11,842         14,689
5/31/98      17,357     24,992       13,202         17,564
5/31/99      19,263     30,253       13,738         19,194
5/31/00      20,230     33,421       13,997         20,273
5/31/01      20,885     29,895       15,799         20,459

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
   2.91%        6.04%        11.03%       10.47%          109.08%   Without load
  -0.92%        4.70%        10.19%        9.90%          101.24%   With load


[Line Graph Omitted] Plot points as follows

          STI Balanced   S&P 500      Lehman          Lipper
         Balanced Fund, Composite   U.S. Govt./    Balanced Funds
        Investor Shares   Index    Credit Index       Average
1/31/94      9,625      10,000       10,000          10,000
5/31/94      9,238       9,579        9,446           9,515
5/31/95     10,004      11,510       10,543          10,704
5/31/96     11,693      14,781       10,975          12,594
5/31/97     13,595      19,126       11,842          14,689
5/31/98     16,548      24,992       13,202          17,564
5/31/99     18,319      30,253       13,738          19,194
5/31/00     19,173      33,421       13,997          20,273
5/31/01     19,731      29,895       15,799          20,459

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
   2.11%        5.22%        10.20%       11.06%          86.91%    Without load
   0.14%      With load

[Line Graph Omitted] Plot points as follows

          STI Balanced     S&P        Lehman        Lipper
         Balanced Fund, Composite   U.S. Govt.   Balanced Funds
          Flex Shares    Index     Credit Index     Average
6/30/95      10,000     10,000       10,000         10,000
5/31/96      11,401     12,549       10,327         11,550
5/31/97      13,157     16,239       11,143         13,450
5/31/98      15,900     21,219       12,422         16,078
5/31/99      17,465     25,686       12,927         17,541
5/31/00      18,142     28,375       13,171         18,486
5/31/01      18,525     25,382       14,866         18,778



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                      STI CLASSIC CAPITAL APPRECIATION FUND

For the year ended May 31, 2001, the benchmark S&P 500 Composite Index declined 10.6% on a total return basis. The STIClassic Capital Appreciation Fund (the "Fund") was not immune from the general correction in equity prices, but nonetheless did quite well in preserving shareholder capital with a return of -3.7% (Trust Shares). For the six year period May 31, 1995 - 2000 which corresponds to most of the late 90's exceptional gains as well as the decline in 2000, the Fund's Trust Shares returned 17.1%, which is only slightly below the 17.3% of the S&P 500 Composite Index. Thus, the Fund has provided competitive returns in all kinds of market conditions.

Achievement of good relative performance over the last twelve months has been a product of numerous specific initiatives in managing the Fund. First, the number of securities held has been reduced by over half. The goal is to focus more intently on fewer names with the most attractive investment outlook. Parallel with this was elimination of smaller cyclical and value type holdings with assets redeployed into larger companies with higher growth characteristics. In restructuring the Fund we have paid careful attention to tax effects, with an eye toward minimizing the impact of capital gains distributions which result from realized gains.

At the industry sector level, certain specific themes were implemented as a result of our focus on "bottoms-up" stock selection. This process emphasizes companies which have positive earnings trends driven by strong fundamentals. For example, within the Retailing sector, prosperity is unevenly spread and we have had success in stocks like BJ's Wholesale Club, a warehouse discounter which benefits from economy minded shoppers. Within Health Care, we substantially reduced weightings in the large pharmaceutical stocks and reinvested the money in service companies such as Tenet Healthcare and medical device manufacturers including Biomet and St. Jude Medical. Within Energy, we moved away from low return commodity producers and have focused more on balanced integrateds such as Exxon Mobil and service contractors like Halliburton. Similarly, in the Financial Services segment, we reduced exposure to mega-banks which have credit risk in a soft economic environment. Instead, we like financials with smaller credit risk and strong revenue growth, names such as Freddie Mac, USA Education, MBNA, and Washington Mutual, as well as insurance companies including Aflac and American International Group. Finally, in the Technology sector, we eliminated positions related to telecomm capital spending and substantially reduced exposure to cyclical hardware manufacturers. Instead we have emphasized software stocks including Microsoft and Citrix, and service companies like Electronic Data Systems and Sungard Data Systems.

As we look forward, Fed easing should enable a gradual recovery in the economy a few months down the road. That said, the recovery may unfold unevenly, as some segments in technology and capital investment face a hangover from over investment in 1998-2000. As the recovery progresses, we may gradually shift the posture of the Fund from its current somewhat defensive mode to one which includes more companies with cyclical operating leverage. Regardless, the emphasis in stock selection will continue to be toward companies with leadership positions within their industries, strong profitability, and above average growth in their core competency. We believe that earnings growth is a primary driver of share price performance, thus the portfolio should exhibit a superior relative earnings profile over the entire economic cycle.

                                          /s/Robert J. Rhodes
                                          Robert J. Rhodes, CFA
                                          Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
-3.74%          7.32%        14.82%       14.40%          231.69%



[Line Graph Omitted] Plot points as follows


           STI Classic
            Capital         S&P            Lipper
          Appreciation      500           Large-Cap
              Fund,      Composite        Core Funds
          Trust Shares     Index        Classification
7/31/92      10,000        10,000           10,000
5/31/93      11,203        10,885           11,051
5/31/94      11,638        11,345           11,554
5/31/95      12,409        13,631           13,323
5/31/96      16,004        17,505           16,867
5/31/97      19,951        22,652           20,878
5/31/98      25,938        29,599           26,561
5/31/99      30,445        35,830           30,906
5/31/00      33,179        39,581           34,445
5/31/01      31,938        35,405           30,667


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
-4.38%          6.66%        14.09%       14.03%          224.96%  Without load
-7.97%          5.31%        13.22%       13.55%          212.76%  With load

[Line Graph Omitted] Plot points as follows


           STI Classic
            Capital         S&P            Lipper
          Appreciation      500           Large-Cap
              Fund,      Composite        Core Funds
        Investor Shares     Index        Classification
6/30/92       9,625        10,000           10,000
5/31/93      11,206        11,329           11,448
5/31/94      11,571        11,808           11,969
5/31/95      12,257        14,187           13,801
5/31/96      15,711        18,219           17,473
5/31/97      19,441        23,576           21,628
5/31/98      25,023        30,807           27,515
5/31/99      29,327        37,292           32,016
5/31/00      31,758        41,196           35,682
5/31/01      30,367        36,850           31,768

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)
                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
-4.79%          6.13%        13.55%       15.77%          140.62%  Without load
-6.98%        With load


[Line Graph Omitted] Plot points as follows

           STI Classic
            Capital          S&P            Lipper
          Appreciation       500           Large-Cap
              Fund,        Composite        Core Funds
          Flex Shares       Index        Classification
5/31/96      12,387         12,549          12,302
5/31/97      15,266         16,239          15,227
5/31/98      19,559         21,219          19,372
5/31/99      22,786         25,686          22,541
5/31/00      24,557         28,375          25,122
5/31/01      23,380         25,382          22,366

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                     STI CLASSIC E-COMMERCE OPPORTUNITY FUND

The E-Commerce Opportunity Fund (the "Fund") invests in companies which are expected to benefit substantially from electronic commerce and achieve above average growth. While several other Internet-labeled funds invest primarily in pure Internet stocks, the Fund diversifies its holdings across multiple e-commerce market segments. The first segment includes pioneering companies whose business model was founded on an emerging e-commerce market. The second segment consists of technology companies that provide infrastructure to support e-commerce transactions. The third segment is comprised of well-established, non-technology companies which are deemed to be especially well positioned to benefit from e-commerce.

For the year ended May 31, 2001, the Fund returned -15.9% (Trust Shares). The benchmark, the Goldman Sachs E-Commerce Index, returned -42.4%, while the Lipper Science and Technology Funds Objective returned -44.8% during the same period.

The negative returns of the E-Commerce Opportunity Fund were driven by sharp declines in revenue growth rates of most U.S. technology and Internet-related companies. Following a surge in demand for technology and Internet products and services in 1999, many U.S. businesses decided to slow their information technology spending during 2000 and 2001. At the same time that demand for technology products was slowing, new supply of tech products was surging forward. As a result, the supply and demand picture for most U.S. technology-related industries turned very negative during the past year.

Although the E-Commerce Opportunity Fund was not immune to these negative factors, it did manage to outperform its benchmark. The positive relative performance can be attributed to a defensive portfolio posture during the past year. As the tech market declined, the Fund manager overweighted the third-tier, the non-tech companies, in an effort to cushion the portfolio from the problems being experienced by technology and Internet stocks. The Fund increased its holdings, for example, in Enron and Dynegy, energy and electric power companies that trade commodities through electronic exchanges. It added to other non-tech companies, like American Express, a financial services company that benefited from strong trends in electronic payments by consumers.

Looking forward, we are still concerned about the fundamentals of the technology sector in general. No demand catalyst, such as a major new software product, appears on the horizon to stimulate demand. At the same time, supply is not being reduced quickly enough to give surviving companies pricing power with their products. As a result, we continue to position the portfolio defensively. Nevertheless, we remain excited about the long-term growth prospects for many technology companies.

                                              /s/Alan Kelley

                                              Alan Kelley
                                              Portfolio Manager

[Line Graph Omitted] Plot points as follows

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

             Annualized    Cumulative
              Inception     Inception
 One Year      to Date       to Date
-15.94%         18.88%     33.40%

           STI E-Commerce      Goldman Sachs
          Opportunity Fund,      E-Commerce
          Trust Shares            Index
9/30/99        10,000             10,000
5/31/00        15,870             12,616
5/31/01        13,340              7,273


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

             Annualized    Cumulative
              Inception     Inception
 One Year      to Date       to Date
-16.82%        17.90%        31.57%
  -18.49%     With load

[Line Graph Omitted] Plot points as follows

           STI E-Commerce        Goldman Sachs
          Opportunity Fund,      E-Commerce
            Flex Shares            Index
9/30/99        10,000             10,000
5/31/00        15,818             12,616
5/31/01        13,157              7,273

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Commenced operations on September 30, 1999.
(2) Commenced operations on January 24, 2000.

*Flex Shares performance for the period prior to January 24, 2000 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Flex Shares. If it had, performance would have been lower than that shown.

                       STI CLASSIC GROWTH AND INCOME FUND

The STI Classic Growth and Income Fund (the "Fund") invests primarily in equity securities, including common stock and listed ADRs of domestic and foreign companies with market capitalizations of at least $1 billion. The Fund is managed in a large capitalization, value-oriented style, competing against funds with a similar objective as categorized under Lipper's "Large Cap Value Equity" peer group. The Fund's management team utilizes a proprietary quantitative screening process to identify attractive ideas. The team then evaluates each potential idea with careful fundamental research, incorporating the depth of its collective investment experience, and constructs a diversified portfolio that seeks competitive long-term appreciation with below average risk.

The past twelve months will certainly not be remembered with fondness by most investors, but it has been an inevitable period of recalibrating gross market imbalances built up over the past several years. In last year's report, we highlighted some of the valuation polarities within the market, and noted the economic and market road map to addressing them. We believe most of this analysis proved to be on point, and caused us to adopt a more defensive posture within the Fund starting late last Spring. Because our strategy is to dampen volatility but not avoid it, the Fund was not spared from the ravages to the market over the past six months. While defensive minded, we have remained fully invested throughout this downturn. The Fund's emphasis on diversification and our willingness to hold reasonable exposure to the Technology and Health Care sectors, both of which boosted results during 1999 and early last year, detracted from performance during the past 6 months. As a result, we have handily outperformed the S&P 500 Composite Index, which returned -10.6%, but have lagged the S&P 500/Barra Value Index, which returned 7.1%, and our Lipper peer group, which returned 0.2%, over that latest interval.

We believe next year's road map will take investors in a different and more satisfying direction compared with the recent past. Optimism about and confidence in the potential rebound in the economy, corporate profits and the equity markets appear to be waning and the recovery timeframe appears to be elongating, adjustments we view as necessary in bringing investor expectations back into alignment with the likely course of events. Currently the economy continues to deteriorate and the corporate earnings picture is generally bleak. Despite aggressive moves by the Fed since January in lowering interest rate levels, it is far too early to gauge stimulative impact or benefit. The future impact also is likely to be less pronounced than in previous economic cycles due to massive shifts in the cycle itself and in the capital structure of the U.S. equity markets. Rather we envision an economy that takes most if not all of 2001 to digest widespread over capacity and corporate inventory overhang and depress profits from last year's record levels. The subsequent recovery also should be muted by historical standards, but the combination of correcting markets and a resumption in economic and profit growth, coupled with a contained inflation picture, should produce the necessary ingredients to push equity returns back into positive territory. We would caution that the moderate power of these ingredients and the market's valuation levels, which are favorable but not depressed, do not offer a compelling prospect for a return to the outsized gains of the late 1990's.

Still, the environment has shifted enough so that we believe a more offensively minded portfolio structure will capture greater opportunities in the year ahead, and we are transitioning the Fund in that direction. The Fund remains well diversified and slightly tilted toward market sectors that can benefit from moderate economic recovery. We thank all of our investors for your continued vote of confidence in our approach.

                                      /s/Jeffrey E. Markunas
                                      Jeffrey E. Markunas, CFA
                                      Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
0.11%           6.40%        13.26%       13.89%          209.13%

[Line Graph Omitted] Plot points as follows

        STI Classic Growth      S&P 500/
           and Income            BARRA
              Fund,              Value             S&P 500
           Trust Shares          Index          Composite Index

9/30/92       10,000              10,000             10,000
5/93          11,363              11,497             10,982
5/94          11,462              12,353             11,446
5/95          13,204              14,461             13,753
5/96          16,420              18,272             17,661
5/97          20,070              22,924             22,854
5/98          25,406              29,554             29,863
5/99          29,364              33,422             36,149
5/00          30,571              34,285             39,934
5/01          30,605              36,729             35,721


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)
                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
-0.07%          6.30%        13.18%       13.42%          176.17%   Without load
-3.82%          4.95%        12.33%       12.89%          165.82%   With load

[Line Graph Omitted] Plot points as follows

        STI Classic Growth      S&P 500/
           and Income            BARRA
              Fund,              Value             S&P 500
         Investor Shares         Index          Composite Index

5/31/93        9,625              10,000             10,000
5/94           9,712              10,744             10,423
5/95          11,190              12,578             12,523
5/96          13,909              15,892             16,082
5/97          17,004              19,938             20,811
5/98          21,506              25,705             27,193
5/99          24,874              29,069             32,917
5/00          25,849              29,819             36,364
5/01          25,831              31,946             32,527

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
-0.77%          5.50%        12.36%       14.57%          130.92%   Without load
-2.70%        With load

[Line Graph Omitted] Plot points as follows

       STI Classic Growth      S&P 500/
           and Income            BARRA
              Fund,              Value             S&P 500
           Flex Shares           Index          Composite Index

4/30/95       10,000              10,000             10,000
5/95          10,293              10,445             10,399
5/96          12,721              13,197             13,354
5/97          15,440              16,557             17,281
5/98          19,403              21,346             22,581
5/99          22,267              24,140             27,334
5/00          22,959              24,763             30,196
5/01          22,783              26,528             27,010

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*Previously the Fund's return had been compared to the S&P 500 Composite  Index, but the advisor believes that the S&P 500/BARRAValue Index, because of its greater emphasis on large cap value stocks, more accurately reflects the type of securities in which the Fund invests.
                                                                            9

                      STI CLASSIC INTERNATIONAL EQUITY FUND

The STI Classic International Equity Fund (the "Fund") invests in equity securities of foreign issuers and seeks to provide long-term capital appreciation. We strive to obtain investment results that outperform the international markets as measured by the MSCI EAFE Index. The Fund focuses on sector and company fundamentals specifically looking for companies that are leaders in their industry, produce quality products, and have sound financial positions. Our goal is to find companies that have improving growth characteristics at attractive valuation levels relative to their global peers.

Fund performance outperformed both the MSCI EAFE Index and the Lipper International Funds Objective (which returned -17.9%) for the 12 month trailing period ending May 31, 2001. The Fund outperformed due primarily to strategic positioning, putting more emphasis on reasonable valuation in an environment that favored the value style.

The Fund's performance for the year June 2000 to May 2001 was -10.8% (Trust Shares) versus the MSCI EAFE return of -17.5%. The Fund preserved capital very well relative to its benchmark and relative to the Lipper International Funds Objective outperforming the benchmark by 6.7% and the average international fund by 7.1%.

During the period, the Materials and Energy industries performed best. Above-average oil prices and accelerating earnings supported results in the energy sector. More defensive consumer staples and utilities stocks were flat over the period. Technology and Telecomm growth stocks fell heavily, and country performance reflected sector results. For example, Spain performed ahead of other European markets because it has no major technology companies and the main Spanish telecomm companies performed better than their European peers. Sweden and Finland declined mainly due to their large telecomm companies. The correction in telecomm stocks also hurt stock market returns in Germany, France, and the U.K.

Like the U.S., Europe has also been decelerating. After rising last year, Euro-zone growth looks to slip in 2001. Business confidence has declined and production is slowing. Consumers have adopted a more cautious stance since borrowing costs and oil prices have moved higher. While business activity has softened, exporters have been supported by weakness in the Euro. Domestic demand in Europe should be helped by lower trending energy costs, and tax cuts in Germany, France, and Italy.

Japan's economy has remained stagnant. Despite low interest rates, fiscal stimulus and a competitive boost from a weak yen, Japan has not been able to improve private sector activity. Many sectors in Japan continue to have difficulty. A deceleration is under way throughout Asia. However, growth in Asian economies should outpace all other regions through 2001. With a new Prime Minister, real reform could come to Japan in the near future and unleash the competitive manufacturing prowess of Japanese corporations.

Emerging Markets had a difficult year, with the benchmark MSCI Emerging Markets Index returning -22.6% for the period. Slower global economic growth has led to greater risk aversion causing many investors to stay away from emerging markets.

We realize the past couple of years have been a difficult period for investors in international stock markets. Except for brief periods, the current cycle of foreign stocks trailing the performance of U.S. stocks started in early 1995. The historic pattern suggests that this period may be followed by superior performance in the future as capital markets have strong tendencies to "revert to normal" over time.

Successful results for the Fund will continue to be based on a dedication to in-depth fundamental research on companies brought to light via a disciplined quantitative process. Inherent in management of the Fund is a process designed to quickly identify sell candidates where earnings trends are beginning to deteriorate. Our approach should provide investors the opportunity to participate in the growth of the international markets while maintaining sensible valuation. We feel confident that the disciplined execution of our process should lead to strong investment results over time.

Stock market declines of the past year have started to bring valuations down toward more attractive levels. Relative to U.S. stocks, many international stocks are still well undervalued, and we believe that this valuation disparity will continue to narrow. Falling interest rates, better stock price valuations, and continued structural reforms give us reason to believe that much of the pain is now behind us. Although international markets are likely to be characterized by volatility in the short term, we are confident that long-term investors should continue to be rewarded for their patience.

                                /s/Chad Deakins

                                Chad Deakins, CFA
                                Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  10.79%       -2.98%         6.53%       12.28%          108.27%

[Line Graph Omitted] Plot points as follows

           STI Classic           MSCI EAFE
          International           Index
           Equity Fund,            in
          Trust Shares            U.S.$
1/31/95       10,000              10,000
5/31/95       11,637              10,862
5/31/96       15,179              12,021
5/31/97       18,714              12,928
5/31/98       22,807              14,365
5/31/99       21,112              14,991
5/31/00       23,346              17,560
5/31/01       20,827              14,493


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  -11.13%      -3.37%         6.12%       11.91%          103.93%   Without load
  -14.49%      -4.59%         5.32%       11.24%          96.35%    With load

[Line Graph Omitted] Plot points as follows

           STI Classic           MSCI EAFE
          International           Index
           Equity Fund,            in
         Investor Shares          U.S.$
1/31/95        9,625              10,000
5/31/95       11,201              10,862
5/31/96       14,585              12,021
5/31/97       17,918              12,928
5/31/98       21,750              14,365
5/31/99       20,049              14,991
5/31/00       22,084              17,560
5/31/01       19,626              14,493

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  -11.71%      -4.03%         5.38%       11.28%          96.75%   Without load
-13.31%       With load

[Line Graph Omitted] Plot points as follows

           STI Classic           MSCI EAFE
          International           Index
           Equity Fund,            in
           Flex Shares            U.S.$
1/31/95       10,000              10,000
5/31/95       11,637              10,862
5/31/96       15,139              12,021
5/31/97       18,467              12,928
5/31/98       22,260              14,365
5/31/99       20,372              14,991
5/31/00       22,283              17,560
5/31/01       19,674              14,493

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to December 1995, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect fees and expenses of the Fund's Trust Shares. Trust Shares have lower expenses than Investor or Flex Shares, which results in higher performance for the Flex and Investor Shares than it would have been had the expenses of these classes have been applied. The collective investment fund was not a registered mutual fund, and therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.
                                                                           11

                   STI CLASSIC INTERNATIONAL EQUITY INDEX FUND

The STI Classic International Equity Index Fund (the "Fund") invests in equity securities of foreign issuers and seeks to closely match the returns of the MSCI EAFE-GDP Weighted Index, the Fund's benchmark. The Fund's performance for the year June 2000 to May 2001 was -18.9% (Trust Shares) compared to -18.7% for the MSCI EAFE-GDP. The MSCI EAFE (capitalization weighted) index return for the same period was -17.5%. To help minimize tracking error, we hold approximately 570 stocks in the portfolio. We have continued to have a low tracking error even though world equity market volatility has increased. Tracking error represents a measure of how closely a portfolio matches the return of its benchmark.

2000 and into 2001 was one of the periodic "bad" periods for international equities. The GDP Weighted Index's weak performance can be attributed to three main factors: higher interest rates, the collapse in the Technology and Telecomm sectors, and higher oil prices. These factors combined to push up inflation and slow economic growth around the world. Poor equity performance was not just in selected international markets. The NASDAQ 100 Index ended the one-year period down 45.8% and the S&P 500 Composite Index down 10.6%. Almost all developed market countries ended the period with negative returns.

Looking forward, there are several major themes which will continue to influence the international equity stock performance: 1) The private sector is gaining influence in place of governments and the free market is helping resources be better allocated; 2) Productivity is continuing to increase throughout the world; 3) Adoption of U.S. style pension and retirement systems is increasing internationally, placing more assets into the global equity markets; and, 4) Industry consolidation is occurring on a global basis. Larger companies no longer compete in just one country, but compete globally. The Fund is a vehicle for participation in the global growth of non-U.S. markets. Because the benefits of more efficient capital markets are still growing overseas, we continue to suggest international equities offer significant potential for U.S. investors.

The stock market declines of the past year have started to bring valuations down toward more attractive levels. Relative to U.S. stocks, many international stocks are still well undervalued, and we believe that this valuation disparity will continue to narrow. Falling interest rates, better stock price valuations, and continued structural reforms give us reason to believe that much of the pain is now behind us. Although international markets are likely to be characterized by volatility in the short term, we are confident that long-term investors should continue to be rewarded for their patience.

                                    /s/Chad Deakins

                                    Chad Deakins, CFA
                                    Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
-18.90%         1.45%         7.14%        6.81%          58.47%

[Line Graph Omitted] Plot points as follows

           STI Classic          MSCI EAFE-GDP
          International        Index Weighted
           Equity Fund,          in U.S.$
          Trust Shares         (Price return)
6/30/94       10,000              10,000
5/31/95       10,331              10,343
5/31/96       11,291              11,256
5/31/97       12,135              12,067
5/31/98       15,269              14,401
5/31/99       16,470              15,010
5/31/00       19,659              17,900
5/31/01       15,944              14,558

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
-19.31%         0.97%         6.67%        6.35%          53.67%   Without load
-22.35%        -0.30%         5.86%        5.76%          47.90%   With load

[Line Graph Omitted] Plot points as follows

           STI Classic          MSCI EAFE-GDP
          International        Index Weighted
           Equity Fund,          in U.S.$
        Investor Shares        (Price return)
6/30/94        9,625              10,000
5/31/95        9,905              10,343
5/31/96       10,786              11,256
5/31/97       11,554              12,067
5/31/98       14,472              14,401
5/31/99       15,533              15,010
5/31/00       18,462              17,900
5/31/01       14,897              14,558

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  -19.84%       0.31%         5.98%        6.37%          44.61%   Without load
  -21.43%     With load

[Line Graph Omitted] Plot points as follows

           STI Classic          MSCI EAFE-GDP
          International        Index Weighted
           Equity Fund,          in U.S.$
           Flex Shares         (Price return)
6/30/95       10,000              10,000
5/31/96       10,911              11,020
5/31/97       11,610              11,814
5/31/98       14,455              14,099
5/31/99       15,421              14,696
5/31/00       18,202              17,525
5/31/01       14,591              14,253


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                 STI CLASSIC LIFE VISION AGGRESSIVE GROWTH FUND

The STI Classic Life Vision Aggressive Growth Fund (the "Fund") invests in a diversified mix of STI Classic Funds of varying investment disciplines. Underlying funds vary by manager, investment style, company capitalization, and company domicile. The Fund's management team utilizes a proprietary process that seeks to identify and set the Fund asset allocation mix in a manner that achieves high capital appreciation. Investment is primarily in STI Classic Funds that invest in equities.

The past twelve months has been an inevitable period of re-calibrating gross market imbalances built up over the last several years. The relatively modest gain for the most recent fiscal year is of course attributable to the correction in the broad market, which affected the Funds' holdings of underlying common stocks. The S&P 500 composite Index declined 10.6% over the 12-month period corresponding to the Funds' fiscal year. This correction should be viewed in the context of a very long bull market for stocks in the 1990's and a response to Fed tightening as well as extended valuations in Technology. Offsetting equity weakness was a stellar return from bonds, with the Lehman Government/Credit Index returning 12.9% over the 12 months. Thus the diversification inherent in the Fund's approach worked exactly as intended in providing shareholders a stable return during a period of above average market volatility.

For the fiscal year the Fund's balance across equity styles and capitalization's enhanced performance and brought considerable stability of returns. With Value eclipsing Growth, and Small Cap stocks substantially outperforming Large Cap stocks, the fully diversified Fund achieved good relative returns as the market broadened. Additionally, some underlying funds outperformed benchmarks and peers by substantial margins. The most significant contributors were the STIClassic Value Income Fund (Trust Shares), which returned 14.09%, and the STI Classic Small Cap Value Equity Fund (Trust Shares), which returned 35.9%.

As we look forward, the Fed easing should enable a gradual recovery in the economy. However, unlike prior rebounds, this recovery may unfold unevenly, as some segments in Technology and capital investment face a hangover from over investment in 1998-2000. The Fund, with its broad diversification, should provide investors comfort and stable relative returns in this uncertain environment.

                                                 Trusco Capital Management, Inc.

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
   3.07%        5.83%        10.91%       11.47%          149.33%

[Line Graph Omitted] Plot points as follows
                 STI Classic Life
               Vision Aggressive   61/15/12/10/2                    Morgan Stanley
                  Growth Fund,        Hybrid        Russell 1000      MSCI EAFE      Russell 2000     Salomon           Russell
                  Trust Shares      Benchmark           Index           Index            Index     3-Month T-Bill    Mid-Cap Index
12/31/92             10,000           10,000           10,000           10,000           10,000       10,000            10,000
5/31/93              10,697           10,719           10,420           12,519           10,588       10,125            10,590
5/31/94              10,840           11,376           10,850           14,218           11,511       10,454            11,183
5/31/95              12,108           13,011           12,908           14,922           12,697       10,998            12,953
5/31/96              14,858           16,230           16,711           16,514           17,255       11,601            16,650
5/31/97              17,216           19,358           21,243           17,761           18,458       12,211            19,526
5/31/98              21,038           23,986           27,767           19,735           22,378       12,851            24,862
5/31/99              22,557           27,219           33,406           20,595           21,776       13,462            27,102
5/31/00              24,192           30,565           37,402           24,125           23,934       14,163            30,696
5/31/01              24,935           28,159           33,374           19,910           25,296       14,984            32,209


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to June 1997, when the Fund began operating, the performance quoted reflects past performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.
                                                                           15

                 STI CLASSIC LIFE VISION GROWTH AND INCOME FUND

The STI Classic Life Vision Growth and Income Fund (the "Fund") invests in a diversified mix of STI Classic Funds of varying investment disciplines. Underlying funds vary by manager, investment style, company capitalization, and company domicile. The Fund's management team utilizes a proprietary process that seeks to identify and set the Fund asset allocation mix in a manner that achieves long-term capital appreciation. Investment is primarily in STI Classic Funds that invest in equities with some exposure to funds that invest in bonds.

The past twelve months has been an inevitable period of re-calibrating gross market imbalances built up over the last several years. The relatively modest gain for the most recent fiscal year is of course attributable to the Correction in the broad market, which affected the Funds' holdings of underlying common stocks. The S&P 500 Composite Index declined 10.6% over the 12-month period corresponding to the Funds' fiscal year. This correction should be viewed in the context of a very long bull market for stocks in the 1990's and a response to Fed tightening as well as extended valuations in Technology. Offsetting equity weakness was a stellar return from bonds, with the Lehman Government/Credit Index returning 12.9% over the 12 months. Thus the diversification inherent in the Fund's approach worked exactly as intended in providing shareholders a stable return during a period of above average market volatility.

For the fiscal year the Fund's balance across equity styles and capitalizations enhanced performance and brought considerable stability of returns. With Value eclipsing Growth, and Small Cap stocks substantially outperforming Large Cap stocks, the fully diversified Fund achieved good relative returns as the market broadened. Emphasis on income producing stocks generally classified as Value stocks, as well as on bonds, was particularly helpful to the Fund. Additionally, some underlying funds outperformed benchmarks and peers by substantial margins. The most significant contributors were the STIClassic Value Income Fund (Trust Shares), which returned 14.09%, and the STIClassic Small Cap Value Equity Fund (Trust Shares), which returned 35.9%.

As we look forward, the Fed easing should enable a gradual recovery in the economy. However, unlike prior rebounds, this recovery may unfold unevenly, as some segments in Technology and capital investment face a hangover from over investment in 1998-2000. The Fund, with its broad diversification and holdings in income producing securities, should provide investors comfort and stable relative returns in this uncertain environment.

                                        Trusco Capital Management, Inc.


TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
   6.31%        6.26%         9.88%        9.95%          122.28%

[Line Graph Omitted] Plot points as follows

          STI Classic Life   40/17/16/-               Merrill 1-5 Year    Lehman US         Morgan
         Vision Growth and    /13/12/2                 US Government/    Government/       Stanley                      Russell
            Income Fund,        Hybrid  Russell 1000        Credit         Credit         MSCI EAFE      Russell        Mid-Cap
            Trust Shares      Benchmark     Index           Index           Index           Index       2000 Index      Index
12/31/92       10,000           10,000      10,000          10,000         10,000           10,000        10,000        10,000
5/31/93        10,551           10,786      10,420          10,368         10,541           12,519        10,588        10,590
5/31/94        10,664           11,376      10,850          10,550         10,648           14,218        11,511        11,183
5/31/95        11,875           12,859      12,908          11,441         11,884           14,922        12,697        12,953
5/31/96        13,878           15,337      16,711          12,017         12,371           16,514        17,255        16,650
5/31/97        15,688           17,705      21,243          12,849         13,349           17,761        18,458        19,526
5/31/98        18,529           21,264      27,767          13,845         14,881           19,735        22,378        24,862
5/31/99        19,760           23,499      33,406          14,575         15,485           20,595        21,776        27,102
5/31/00        20,908           25,898      37,402          15,085         15,778           24,125        23,934        30,696
5/31/01        22,227           25,160      33,374          16,782         17,808           19,910        25,296        32,209



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to June, 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

                  STI CLASSIC LIFE VISION MODERATE GROWTH FUND

The STI Classic Life Vision Moderate Growth Fund (the "Fund") invests in a diversified mix of STI Classic Funds of varying investment disciplines. Underlying funds vary by manager, investment style, company capitalization, and company domicile. The Fund's management team utilizes a proprietary process that seeks to identify and set the Fund asset allocation mix in a manner that achieves competitive long-term appreciation with income, and below average risk. Investment is primarily in STI Classic Funds that invest primarily in equity securities and fixed income securities.

The past twelve months has been an inevitable period of re-calibrating gross market imbalances built up over the last several years. The relatively modest gain for the most recent fiscal year is of course attributable to the correction in the broad market, which affected the Funds' holdings of underlying common stocks. The S&P 500 Composite Index declined 10.6% over the 12-month period corresponding to the Funds' fiscal year. This correction should be viewed in the context of a very long bull market for stocks in the 1990's and a response to Fed tightening as well as extended valuations in Technology. Offsetting equity weakness was a stellar return from bonds, with the Lehman Government/Credit Index returning 12.9% over the 12 months. Thus the diversification inherent in the Fund's approach worked exactly as intended in providing shareholders a stable return during a period of above average market volatility.

For the fiscal year the Fund's exposure to bonds was the most stabilizing factor in achieving a positive portfolio return. Additionally, diversification across equity styles and capitalization's enhanced performance and brought considerable stability to equity return as well. With Value eclipsing Growth, and Small Cap stocks substantially outperforming Large Cap stocks, the fully diversified Fund achieved good relative returns as the market broadened. Additionally, some underlying funds outperformed benchmarks and peers by substantial margins. The most significant contributors were the STI Classic Value Income Fund (Trust Shares), which returned 14.09%, and the STIClassic Small Cap Value Equity Fund (Trust Shares), which returned 35.9%, and of course the STIClassic Investment Grade Bond Fund (Trust Shares), which returned 13.55%.

As we look forward, the Fed easing should enable a gradual recovery in the economy. However, unlike prior rebounds, this recovery may unfold unevenly, as some segments in Technology and capital investment face a hangover from over investment in 1998-2000. The Fund, with its broad diversification and balanced holdings in income producing securities, should provide investors comfort and stable relative returns in this uncertain environment.

                                                Trusco Capital Management, Inc.


TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  5.28%         5.40%         8.90%        8.96%          105.86%

[Line Graph Omitted] Plot points as follows

         STI Classic Life   27/26/22/-                Merrill 1-5 Year    Lehman US      Morgan
         Vision Moderate     14/10/1                  US Government/     Government/    Stanley                      Russell
          Growth Fund,        Hybrid     Russell 1000      Credit          Credit      MSCI EAFE      Russell        Mid-Cap
          Trust Shares      Benchmark       Index          Index            Index         Index       2000 Index      Index
12/31/92     10,000           10,000       10,000          10,000           10,000       10,000        10,000        10,000
5/31/93      10,539           10,738       10,420          10,368           10,541       12,519        10,588        10,590
5/31/94      10,601           11,244       10,850          10,550           10,648       14,218        11,511        11,183
5/31/95      11,774           12,572       12,908          11,441           11,884       14,922        12,697        12,953
5/31/96      13,439           14,466       16,711          12,017           12,371       16,514        17,255        16,650
5/31/97      15,013           16,317       21,243          12,849           13,349       17,761        18,458        19,526
5/31/98      17,580           19,056       27,767          13,845           14,881       19,735        22,378        24,862
5/31/99      18,718           20,725       33,406          14,575           15,485       20,595        21,776        27,102
5/31/00      19,553           22,481       37,402          15,085           15,778       24,125        23,934        30,696
5/31/01      20,585           22,672       33,374          16,782           17,808       19,910        25,296        32,209



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to June, 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation program was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

                         STI CLASSIC MID-CAP EQUITY FUND

The STI Classic Mid-Cap Equity Fund (the "Fund") seeks capital appreciation by investing primarily in the stocks of companies with a market capitalization between $500 million and $10 billion or in the S&P 400 Mid Cap Index (the "Index"). Mid cap securities with a strong growth history are the primary consideration for this investment philosophy. These companies are evaluated relative to their industry sector and the market in general. Each industry sector is considered in relation to the business cycle, and the Fund maintains large positions in the sectors which appear to perform best in the given cycle. Stocks that fall within favored sectors are analyzed based on fundamentals--the quality of earnings, dependability of growth rates, and relative attractiveness of price/earnings ratios.

For the fiscal year ending May 31, 2001 the Fund returned -6.9% (Trust Shares) versus a return of 10.9% for the S&P 400 Mid-Cap Index. Mid cap stocks continued to outperform large cap stocks as the S&P 500 Composite Index returned -10.6% over the period.

The Fund's bias toward growth stocks worked to its detriment over the last twelve months. The market has been experiencing an unprecedented period of outperformance by value versus growth. For example, the Russell Mid-Cap Value Index returned 20.9% over the last twelve months versus a -24.3% return for the Russell Mid Cap Growth Index. The Fund's performance fell in between the performance of the Lipper Mid Cap Growth Index of -18.4% and the Lipper Mid Cap Core Index of 3.2%.

The Technology sector had the greatest adverse impact on performance over the last year. A modest overweight combined with a focus on higher growth names negatively impacted returns. The Fund's lack of exposure to Utilities also adversely impacted performance versus the Index as the sector had a good year and represents 8% of the Index. Health Care stocks had a positive impact on performance, especially in 2000. The Fund's health care services stocks fared particularly well.

Looking forward, we expect the relative performance of growth to improve versus value after what has been a difficult year for growth managers. Mid cap stocks continue to perform well versus large cap stocks and we feel that this can continue given attractive valuations relative to large caps and increased visibility/sponsorship for mid caps as an asset class. With a median market cap of $2.6 billion, the Fund is well positioned to participate in continued strong performance of mid cap stocks.

We continue to focus on buying well-managed companies in attractive industries. The median stock in the portfolio is trading at 18 times next year's earnings and the median long-term growth rate is 20%. We think these valuations offer a compelling investment opportunity. We expect to increase our exposure to more cyclical companies at the expense of our Health Care overweighting as the economy moves back to normal growth levels.

                                /s/John Hamlin

                                John Hamlin, CFA
                                Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
-6.82%          4.05%         9.28%       11.17%          117.20%

[Line Graph Omitted] Plot points as follows

            STI Mid-Cap
            Equity Fund,           S&P 400
            Trust Shares       Mid-Cap Index

2/28/94       10,000              10,000
5/31/94        9,735               9,516
5/31/95       10,958              10,803
5/31/96       13,756              13,873
5/31/97       15,714              16,397
5/31/98       19,035              21,294
5/31/99       19,342              23,837
5/31/00       23,036              28,950
5/31/01       21,442              32,111

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  -7.34%        3.58%         8.80%       10.63%          109.80%   Without load
  -10.82%       2.28%         7.96%       10.06%          101.92%   With load

[Line Graph Omitted] Plot points as follows

            STI Mid-Cap
            Equity Fund,           S&P 400
          Investor Shares       Mid-Cap Index

1/31/94        9,625              10,000
5/31/94        9,471               9,381
5/31/95       10,603              10,650
5/31/96       13,247              13,676
5/31/97       15,070              16,164
5/31/98       18,168              20,992
5/31/99       18,381              23,498
5/31/00       21,790              28,539
5/31/01       20,191              31,655

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  -7.88%        2.97%         8.14%       10.47%          81.53%    Without load
  -9.40%      With load

[Line Graph Omitted] Plot points as follows

            STI Mid-Cap
            Equity Fund,           S&P 400
            Flex Shares         Mid-Cap Index

6/30/95       10,000              10,000
5/31/96       11,839              12,339
5/31/97       13,385              14,584
5/31/98       16,035              18,940
5/31/99       16,125              21,201
5/31/00       19,006              25,749
5/31/01       17,508              28,561



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                     STI CLASSIC SMALL CAP GROWTH STOCK FUND

The Small Cap Growth Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong business fundamentals will provide superior returns over time. We believe in executing a disciplined and objective investment process and controlling risk through a broadly diversified portfolio. In selecting stocks for the Fund, we look for companies with strong current and projected earnings growth, improving profitability trends, a strong balance sheet, and high quality earnings. Next, we analyze the business fundamentals of each company to help determine the sustainability of a company's earnings growth. Lastly, we focus on those companies with the best combination of the above characteristics and purchase them at reasonable valuations.

This past year was marked by a fierce bear market in technology stocks as the NASDAQ Composite lost 37.9% of its value. Most Technology, Telecomm, and internet stocks sagged as it became evident that most of these companies would not be able to achieve the overly optimistic growth projections implied by their valuations. Also, the economy finally began to wilt following several years of impressive economic growth. This rapid economic deterioration prompted the Fed to lower short-term interest rates starting in January 2001. This environment was most difficult for Technology issues and growth-oriented managers that invest in those types of stocks.

Not all the news was bad over the past year, as the broader measures of the stock market like small, mid-cap, and value-oriented stocks stabilized in mid-2000 and actually advanced over the past year. For the fiscal year ending May 31, 2001, small cap stocks finished on a strong note in the face of these deteriorating economic conditions. The S&P 600 Small Cap and Russell 2000 Indices finished the year with 13.5% and 5.7% gains, respectively. Meanwhile, the S&P 500 Composite Index of larger companies was down -10.6%, marking the second consecutive year (ending May 31) small cap stocks have out-performed the large cap index. As we anticipate a recovery of the economy later this year, small cap stocks should continue to perform well; small cap stocks have historically produced their strongest gains in the early stages of an economic recovery.

The Small Cap Growth Fund (the "Fund") produced respectable investment results in a difficult year for growth investors. For the year ending May 31, the Fund (Trust Shares) returned 8.3%, compared to the 5.7% return of Russell 2000 and the 13.5% return of the S&P 600 Small Cap. Furthermore, these results compare favorably to mutual fund peers as the Lipper Small Cap Growth Average return was -8.5% and the Lipper Small Cap Core Average return was 4.5%.

The Fund's solid performance results can be attributed to several factors. Increased exposure in the Financial sector benefited investment results as a slowing economy and the prospect of lower interest rates fueled a rise in stock prices. Doral Financial, a mortgage loan originator, was a top performer in this sector with a return of 130% over the past year. The Fund has consistently maintained an over-weighted position in consumer cyclical issues, with a particular concentration in retail and homebuilding stocks. Three of the Fund's top performing stocks were Chico's FAS, up 156%, Christopher & Banks, up 240%, and Circuit City Stores - Carmax, up 243%. Homebuilding stocks were very strong performers over the past year as the Fund benefited from positions in Toll Brothers, Pulte Homes, and NVR. Recently, we have aggressively scaled back our commitment to this area in response to the rising cost of inputs such as lumber and indications of slower home sales.

A couple of additional specific names which have bolstered the Fund's results are Cryolife and Shaw Group. Cryolife, up 148% over the past year, is the market leader in biological implantable devices. The company has produced some revolutionary new products which are just starting to penetrate the healthcare market. One of these products is called "Bio-Glue", an internal suture which has been approved for aortic dissections and other surgical applications. Using Bio-Glue as a suture for life threatening surgical procedures can reduce blood loss and speed recovery time. Shaw Group, up 148%, is a provider of complete piping systems and engineering and construction services to the power generation/process industries. The earnings growth driver for Shaw is much-needed expansion of power generation capacity due to the lack of investment over the last ten years.

Recently we have placed particular emphasis on the Health Care and Capital Goods sectors where many companies have accelerating earnings momentum. Also, we continue to maintain a modest over-weighting in the Technology sector as we are finding many companies with 20% to 30% long term growth rates at very reasonable valuations. We expect that technology fundamentals will trough in the 3rd quarter of this year, as excess inventories should be absorbed in the market and capital spending patterns turn more positive. The critical driver will be a return of consumer and corporate demand. Lastly, we have been scaling back our over-weighted exposure to the energy sector as recent drilling activity has spurred a rise in inventories and a corresponding drop in the price of oil and gas commodities.

Looking forward, we believe small cap stocks will continue to perform well versus large caps as the economy emerges from the current slowdown. Small caps are still undervalued relative to large caps and earnings growth should be stronger over the foreseeable future. The Fund's management team is committed to managing the money of our shareholders in a prudent and disciplined fashion. Our investment approach should provide our investors the opportunity to participate in the high growth sectors of the small cap market as well as moderate growers in sectors like Consumer and Financial Services. We believe that disciplined execution of our process will lead to consistently above average investment results over time.

                                  /s/Mark D. Garfinkel

                                  Mark D. Garfinkel, CFA
                                  Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

             Annualized    Cumulative
              Inception     Inception
 One Year      to Date       to Date
   8.33%       30.16%        100.83%

[Line Graph Omitted] Plot points as follows
       STI Classic Small Cap        S&P 600
         Growth Stock Fund,        Small Cap
            Trust Shares            Index

10/31/98      10,000               10,000
5/31/99       12,070               11,168
5/31/00       15,358               12,748
5/31/01       16,637               14,473

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

             Annualized    Cumulative
              Inception     Inception
 One Year      to Date       to Date
   7.89%       29.88%        99.68%    Without load
   3.85%       28.01%        92.18%      With load

[Line Graph Omitted] Plot points as follows

       STI Classic Small Cap        S&P 600
         Growth Stock Fund,        Small Cap
         Investor Shares            Index

10/31/98       9,625              10,000
5/31/99       11,618              11,168
5/31/00       14,758              12,748
5/31/01       15,922              14,473

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

             Annualized    Cumulative
              Inception     Inception
 One Year      to Date       to Date
   7.19%       28.83%        95.46%    Without load
   5.21%      With load

[Line Graph Omitted] Plot points as follows

       STI Classic Small Cap       S&P 600
         Growth Stock Fund,       Small Cap
            Flex Shares            Index

10/31/98      10,000              10,000
5/31/99       12,004              11,168
5/31/00       15,119              12,748
5/31/01       16,206              14,473


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Commenced operations on December 12, 1999.

*Investor Shares performance for the periods prior to December 12, 1999 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Investor Shares. If it had, performance would have been lower than that shown.

                     STI CLASSIC SMALL CAP VALUE EQUITY FUND

The past 12 months were favorable for investments in small cap value stocks. The financial markets returned to the realization that earnings, cash flow, dividend yield, and valuation were important factors in determining an equity's share price. Many Technology, Telecomm, dot-com, and Biotech shares saw their prices deflated over the past year as investors focused on more traditional valuation measures. The STI Classic Small Cap Value Equity Fund (the "Fund") remained true to its discipline of buying quality small cap value stocks that are selling at cheap valuations.

Our  typical  investment  is  a  respectable   quality  company  with  a  market
capitalization of $900 million. It pays an attractive dividend yield and sells at the lower one-third of its historical valuation. We do extensive analysis to identify catalysts that will return the shares to their average or higher valuation over the next 18-24 months. Typical catalyst events include new management, new products, financial restructuring, acquisitions, insider ownership, improved attitude toward public shareholders and, in numerous instances, being acquired. We also focus on the potential negatives with each investment to identify and control risks.

The Fund had a very good year, up 35.9% (Trust Shares), which was well ahead of 29.4% for the Russell 2000 Value Index. The top performers over the last year were in a variety of diverse industries. These included: Arch Coal, Student Loan, Phillips-Van Heusen, Quixote, and Ball. We also had some disappointments over the last year with investments in Polaroid, Falcon Products, NUI, Fedders and Alpharma.

Presently, the Fund is positioned slightly defensive as there is tremendous uncertainty about how long the present global economic slowdown will persist. We think monetary and fiscal stimulus being provided to the economy will eventually prevail, however, we want to see signs of economic improvement before getting more aggressive in stock selection.

The portfolio is currently selling for 1.6 times book value and 13 times trailing earnings. The dividend yield is 2% and comprises approximately 100 securities. Valuations are still inexpensive but not as cheap as they were a year ago when the market was ignoring small cap value stocks. Still, we believe the wind is still at our back in terms of the relative attraction of small cap value opportunities.

                                /s/Brett Barner

                                Brett Barner CFA
                                Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  35.90%        1.72%        11.54%       15.33%          161.95%

[Line Graph Omitted] Plot points as follows

           STI Classic
             Small cap           Russell
         Value Equity Fund,     2000 Value
           Trust Shares           Index

8/31/94       10,000              10,000
5/31/95       11,432              10,471
5/31/96       15,171              13,272
5/31/97       20,138              16,009
5/31/98       24,888              20,279
5/31/99       20,229              18,346
5/31/00       19,274              18,298
5/31/01       26,194              23,682

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  34.30%         0.65%        10.61%       14.62%          151.15%  Without load
  32.30%      With load

Line Graph Omitted] Plot points as follows


           STI Classic
           Small cap             Russell
         Value Equity Fund,     2000 Value
           Flex Shares           Index

8/31/94       10,000              10,000
5/31/95       11,432              10,471
5/31/96       15,171              13,272
5/31/97       20,138              16,009
5/31/98       24,627              20,279
5/31/99       19,819              18,346
5/31/00       18,700              18,298
5/31/01       25,114              23,682



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

 *For periods prior to January 1997, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect fees and expenses of the Fund's Trust Shares. Flex Shares performance for periods from January 1997 to June 1997 reflect performance of the Trust Shares. Trust Shares have lower expenses than Flex Shares, which results in higher performance for Flex Shares than it would have been had the expenses of that class been applied. The collective investment fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

                   STI CLASSIC TAX SENSITIVE GROWTH STOCK FUND

The STI Classic Tax Sensitive Growth Stock Fund (the "Fund") seeks to provide long-term growth of capital by investing in a diversified portfolio of common stocks of financially strong U.S. growth companies across all industry sectors with a large capitalization emphasis. The Fund seeks to minimize taxable distributions. A number of tax management tools are used such as low turnover, tax swaps, offsetting gains with losses, and selling high cost lots.

This year marks the fourth year in a row where the Fund has paid out zero taxable distributions. It is not only what you make; it is what you keep after taxes that counts. The twelve months ending May 31, 2001 were very challenging for the Fund and the markets. The total return for the Fund was -19.2% (Trust Shares). The S&P 500 Composite Index had a total return including reinvested dividends of -10.6%. Our emphasis on the Technology sector hurt results for the period. For example, the technology laden NASDAQ 100 Stock Index had a total return of -45.8% for the twelve month period ended May 31, 2001.

It is probable that recent easing of monetary policy by the Fed will stimulate economic activity going forward. Our emphasis on large capitalization growth stocks should be rewarded in a more positive market environment.

                                  /s/Jonathan Mote

                                  Jonathan Mote, CFA
                                  Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception

 One Year      3 Years       5 Years      to Date         to Date
-19.21%         4.92%        13.18%       13.65%          99.95%

[Line Graph Omitted] Plot points as follows

           STI Classic
          Tax Sensitive          S&P 500
         Growth Stock Fund,     Composite
           Trust Shares           Index
12/31/95      10,000              10,000
5/31/96       10,767              10,966
5/31/97       13,971              14,190
5/31/98       17,311              18,542
5/31/99       22,402              22,445
5/31/00       24,750              24,795
5/31/01       19,995              22,179

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
-20.06%         4.06%        12.62%       13.13%          95.07%  Without load
-21.66%       With load

[Line Graph Omitted] Plot points as follows

           STI Classic
          Tax Sensitive          S&P 500
         Growth Stock Fund,     Composite
           Flex Shares           Index

12/31/95      10,000              10,000
5/31/96       10,767              10,966
5/31/97       13,971              14,190
5/31/98       17,311              18,542
5/31/99       22,309              22,445
5/31/00       24,401              24,795
5/31/01       19,506              22,179



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to December 1998, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

                       STI CLASSIC VALUE INCOME STOCK FUND

The STI Classic Value Income Fund (the "Fund") seeks to provide current income with capital appreciation by investing primarily in dividend paying equity securities.

The Fund's investment philosophy is based on our belief that dividends are not only an important component of total return but also a very useful tool that can give us information regarding a company's future earnings potential. The Fund employs a very disciplined and methodical approach to portfolio construction. The bottom-up process has three key factors to consider in all investment decisions: 1) Minimum dividend criteria, 2) Low historical valuation and 3) A catalyst for improving fundamental momentum which could cause an upward revaluation in the company's share price.

Our process seeks dividend-paying stocks that are trading at the lower end of their historical valuation ranges. The companies that we then focus on are in the midst of fundamental change that we expect will re-ignite investor interest in the near term. They tend to exhibit "Value" characteristics such as low price-to-earnings ratios, low price-to-sales ratios and generally have higher dividend yields.

The Fund's return from June 2000 to May 2001 was 14.1% (Trust Shares). The Fund significantly outperformed the S&P/ Barra Value Index which returned 7.1% as well as the S&P 500 Composite Index which returned -10.6%.

The Fund's strict and rigorous application of our Value methodology certainly benefited performance over the last year as investors became more concerned with the risk and valuations of many of the more speculative growth stocks. Value stocks that were eschewed by investors in the prior growth stock phase were suddenly attractive as investments once again. The Fund's significant holdings in many cyclical sectors such as Basic Materials and Industrials were major contributors to performance over the last year. Health Care, Utilities and Insurance holdings added to performance as well.

The market has clearly broadened out over the last twelve months as investors reposition their portfolios away from the more speculative issues toward more traditional "old economy" type companies. We believe this is a healthy process for the market as a whole as investors become more diversified. The Fund will continue to emphasize companies that are attractively valued and exhibit catalysts for fundamental improvement. As the economy moves through the current slowdown, those companies with strong balance sheets and seasoned management teams will weather the storm better than others. We intend to be fully positioned in those names that will be the ultimate beneficiaries of the very aggressive monetary and fiscal policies currently in place.

                                     /s/Mills A. Riddick
                                     Mills A. Riddick, CFA
                                     Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  14.09%        4.30%        11.28%       14.45%          379.56%

[Line Graph Omitted] Plot points as follows


           STI Classic
          Value Income          S&P/BARRA         Lipper Equity
           Stock Fund,           Value             Income Funds
          Trust Shares           Index           Classifications
5/31/91      10,000              10,000              10,000
5/92         12,221              10,890              11,263
5/93         13,494              12,630              12,727
5/94         14,841              13,570              13,413
5/95         17,670              15,886              15,327
5/96         22,602              20,072              18,810
5/97         27,615              25,183              22,989
5/98         33,994              32,466              28,688
5/99         37,777              36,715              30,960
5/00         33,803              37,663              30,582
5/01         38,566              40,348              32,735

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)

                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  13.63%        3.90%        10.87%       14.08%          364.31%   Without load
   9.41%        2.59%        10.03%       13.64%          346.79%   With load
[Line Graph Omitted] Plot points as follows

           STI Classic
          Value Income          S&P/BARRA         Lipper Equity
           Stock Fund,           Value             Income Funds
        Investor Shares          Index           Classifications
5/91          9,625              10,000              10,000
5/92         11,763              10,890              11,263
5/93         12,983              12,630              12,727
5/94         14,189              13,570              13,413
5/95         16,843              15,886              15,327
5/96         21,457              20,072              18,810
5/97         26,111              25,183              22,989
5/98         32,040              32,466              28,688
5/99         35,472              36,715              30,960
5/00         31,630              37,663              30,582
5/01         35,941              40,348              32,735

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2001)
                                        Annualized      Cumulative
                                         Inception       Inception
 One Year      3 Years       5 Years      to Date         to Date
  12.85%        3.16%        10.08%       13.71%          349.22%  Without load
  10.85%     With load

[Line Graph Omitted] Plot points as follows

           STI Classic
          Value Income          S&P/BARRA         Lipper Equity
           Stock Fund,           Value             Income Funds
           Flex Shares           Index           Classifications
5/91         10,000              10,000              10,000
5/92         12,221              10,890              11,263
5/93         13,494              12,630              12,727
5/94         14,841              13,570              13,413
5/95         17,670              15,886              15,327
5/96         22,356              20,072              18,810
5/97         27,031              25,183              22,989
5/98         32,912              32,466              28,688
5/99         36,174              36,715              30,960
5/00         32,014              37,663              30,582
5/01         36,128              40,348              32,735

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to February 1993, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

BALANCED FUND
-------------------------------------------------------------------------------
                                       SHARES    VALUE (000)
-------------------------------------------------------------------------------
COMMON STOCKS (54.5%)
CAPITAL GOODS (7.0%)
   Boeing                              38,100      $  2,396
   General Electric                   106,800         5,233
   Lockheed Martin                     80,000         3,063
   Tyco International                 131,700         7,566
   United Technologies                 20,000         1,666
                                                   --------
                                                     19,924
                                                   --------
COMPUTER SOFTWARE (2.1%)
   BMC Software*                       95,300         2,278
   Citrix Systems*                    102,800         2,457
   Parametric Technology*              97,800         1,164
                                                   --------
                                                      5,899
                                                   --------
CONSUMER CYCLICALS (8.3%)
   Best Buy*                            5,021           267
   BJ's Wholesale Club*                50,600         2,467
   CVS                                 53,000         2,910
   Gannett                             39,500         2,618
   Jones Apparel Group*                42,000         1,856
   Liz Claiborne                       36,200         1,874
   Lowe's                              45,000         3,129
   Marriott International, Cl A        35,000         1,658
   May Department Stores               61,500         2,011
   McGraw-Hill                         17,100         1,097
   Talbots                             27,000           972
   Target                              40,300         1,523
   Viacom, Cl B*                       21,100         1,216
                                                   --------
                                                     23,598
                                                   --------
CONSUMER STAPLES (2.5%)
   Hershey Foods                       40,000         2,426
   Kroger*                            120,000         2,993
   Safeway*                            37,200         1,884
                                                   --------
                                                      7,303
                                                   --------
ENERGY (5.8%)
   Anadarko Petroleum                  21,500         1,346
   Apache                              26,800         1,596
   Conoco, Cl B                        75,000         2,340
   Ensco International                 69,200         2,229
   Exxon Mobil                         36,000         3,195
   Halliburton                         48,800         2,281
   Tidewater                           28,400         1,332
   Transocean Sedco Forex              41,600         2,224
                                                   --------
                                                     16,543
                                                   --------
FINANCE (11.8%)
   ACE                                 44,200         1,713
   Aflac                               46,200         1,498

-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
FINANCE--CONTINUED
   AMBAC Financial Group               32,800      $  1,838
   American International Group        30,900         2,503
   Citigroup                           70,500         3,613
   Countrywide Credit Industry         48,700         1,886
   Fannie Mae                          21,000         1,731
   First Tennessee National            47,300         1,684
   Freddie Mac                         43,000         2,847
   MBNA                                55,600         2,005
   Mellon Financial                    50,000         2,291
   MGIC Investment                     20,000         1,407
   Providian Financial                 25,500         1,447
   USA Education                       65,000         4,557
   Washington Mutual                   73,050         2,602
                                                   --------
                                                     33,622
                                                   --------
HEALTH CARE (9.1%)
   Baxter International                34,600         1,709
   Biomet                              48,500         2,166
   Cardinal Health                     45,000         3,240
   Health Management Associates,
     Cl A*                            100,200         1,780
   Johnson & Johnson                   26,800         2,598
   Merck                               24,400         1,781
   Pfizer                              87,300         3,744
   St. Jude Medical*                   28,800         1,772
   Tenet Healthcare*                   63,000         2,866
   UnitedHealth Group                  36,000         2,070
   Universal Health Services, Cl B*    27,300         2,184
                                                   --------
                                                     25,910
                                                   --------
SERVICES (1.7%)
   Cendant*                           167,000         3,203
   KPMG Consulting*                    34,900           630
   Omnicom Group                       10,000           931
                                                   --------
                                                      4,764
                                                   --------
TECHNOLOGY (6.2%)
   Check Point Software
     Technologies*                     15,000           808
   Cisco Systems*                      60,000         1,156
   Electronic Data Systems             43,200         2,646
   EMC-Mass                            35,600         1,125
   Lexmark International*              37,900         2,349
   Micrel*                             32,000           977
   Microsoft*                          88,500         6,122
   Sungard Data Systems*               44,800         2,665
                                                   --------
                                                     17,848
                                                   --------
Total Common Stocks
     (Cost $121,930)                                155,411
                                                   --------
30

-------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (5.5%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                  $7,150      $  8,321
     6.250%, 05/15/30                   6,695         7,067
                                                   --------
Total U.S. Treasury Obligations
     (Cost $15,065)                                  15,388
                                                   --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.7%)
   FHLMC
     5.750%, 03/15/09                   5,000         4,931
     5.250%, 02/15/04                   3,000         3,030
   FNMA
     7.125%, 01/15/30                   5,150         5,515
                                                   --------
Total U.S. Government Agency Obligations
     (Cost $13,249)                                  13,476
                                                   --------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (6.0%)
   GNMA
     8.500%, 04/15/31                  10,675        11,168
     7.000%, 12/15/28                   5,849         5,924
                                                   --------
Total U.S. Government Mortgage-Backed
     Obligations
     (Cost $17,068)                                  17,092
                                                   --------
CORPORATE OBLIGATIONS (20.2%)
CAPITAL GOODS (1.2%)
   Caterpillar
     7.300%, 05/01/31                     625           633
   Dover
     6.500%, 02/15/11                   1,150         1,135
   United Tech
     6.350%, 03/01/11                   1,800         1,787
                                                   --------
                                                      3,555
                                                   --------
COMMUNICATION SERVICES (1.5%)
   SBC Communications
     6.250%, 03/15/11                   1,150         1,123
     5.750%, 05/02/06                   1,000           991
   WorldCom
     8.250%, 05/15/31                   1,300         1,302
     6.500%, 05/15/04                   1,000         1,003
                                                   --------
                                                      4,419
                                                   --------
CONSUMER CYCLICALS (2.1%)
   Avon Products
     7.150%, 11/15/09                     850           867
   Marriott International, Ser C
     7.875%, 09/15/09                   1,500         1,549
   May Department Stores
     7.900%, 10/15/07                   2,250         2,418
   Tribune
     7.450%, 10/15/09                   1,000         1,023
                                                   --------
                                                      5,857
                                                   --------
-------------------------------------------------------------------------------
                                         FACE
                                        AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
CONSUMER STAPLES (1.1%)
   Coca-Cola Enterprises
     8.500%, 02/01/22                    $850      $    967
   Colgate Palmolive, Ser D, MTN
     5.340%, 03/27/06                   1,625         1,597
   Philip Morris
     7.500%, 04/01/04                     500           521
                                                   --------
                                                      3,085
                                                   --------
FINANCE (13.1%)
   AON
     6.900%, 07/01/04                   2,150         2,206
   Boeing Capital
     5.650%, 05/15/06                   2,250         2,237
   Citigroup
     5.700%, 02/06/04                   2,100         2,120
   Conseco
     8.750%, 02/09/04                   2,550         2,416
     6.800%, 06/15/05                   1,250         1,075
   Conseco (C)
     6.400%, 06/15/11                     950           946
   Countrywide Home Loan,
     Ser F, MTN
     6.510%, 02/11/05                   2,300         2,337
   Donaldson, Lufkin & Jenrette, MTN
     6.150%, 05/04/04                   1,150         1,169
   Ford Motor Credit
     6.875%, 02/01/06                   2,075         2,110
   General Motors Acceptance
     6.750%, 01/15/06                   1,800         1,826
   ING Groep
     8.000%, 10/30/06                   1,540         1,659
   International Lease Finance,
     Ser M, MTN
     5.950%, 06/06/05                   2,175         2,175
   Morgan Stanley Dean Witter
     6.750%, 04/15/11                   2,000         1,984
   Morgan Stanley Dean Witter,
     Ser C, MTN
     7.125%, 08/15/03                   2,100         2,182
   National Rural Utilities
     7.375%, 02/10/03                   1,000         1,039
     6.000%, 05/15/06                   2,250         2,250
   Provident
     7.000%, 07/15/18                   2,050         1,866
   Salomon Smith Barney Holdings
     6.500%, 02/15/08                   1,475         1,472
   Texaco Capital
     5.500%, 01/15/09                     950           905

STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

BALANCED FUND--CONCLUDED
-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
-------------------------------------------------------------------------------
   FINANCE--CONTINUED
   Washington Mutual Financial
     7.250%, 06/15/06                  $2,100      $  2,155
   Wells Fargo Financial
     6.125%, 02/15/06                   1,150         1,159
                                                   --------
                                                     37,288
                                                   --------
HEALTH CARE (0.5%)
   Cardinal Health
     6.750%, 02/15/11                   1,500         1,517
                                                   --------
TECHNOLOGY (0.7%)
   Computer Sciences
     7.500%, 08/08/05                   1,900         1,955
                                                   --------
Total Corporate Obligations
     (Cost $57,317)                                  57,676
                                                   --------
REPURCHASE AGREEMENT (9.4%)
   UBS Warburg
     4.110%, dated 05/31/01, matures
     06/01/01, repurchase price
     $26,845,062 (collateralized by
     FHLMC obligation: total
     market value $27,381,795) (D)     26,842        26,842
                                                   --------
Total Repurchase Agreement
     (Cost $26,842)                                  26,842
                                                   --------
Total Investments (100.3%)
   (Cost $251,471)                                  285,885
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (-0.3%)              (911)
                                                   --------

-------------------------------------------------------------------------------
                                                VALUE (000)
-------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 15,880,005 outstanding shares
   of beneficial interest                          $172,058
Fund shares of the Investor  Shares  (unlimited
   authorization  -- no par value)
   based on 591,640 outstanding shares
   of beneficial interest                             6,272
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 5,188,265 outstanding shares
   of beneficial interest                            66,338
Undistributed net investment income                   1,003
Accumulated net realized gain
   on investments                                     4,889
Net unrealized appreciation on investments           34,414
                                                   --------
Total Net Assets (100.0%)                          $284,974
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $13.18
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $13.24
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($13.24 / 96.25%)                 $13.76
                                                   ========
Net Asset Value, Offering and Redemption

   Price Per Share -- Flex Shares (1)                $13.07
                                                   ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
CAPITAL GOODS (13.3%)
   Boeing                             387,100    $   24,345
   General Electric                   872,000        42,728
   Lockheed Martin                    760,500        29,119
   Thermo Electron*                   500,000        13,955
   Tyco International               1,213,400        69,710
   United Technologies                218,100        18,170
                                                 ----------
                                                    198,027
                                                 ----------
COMPUTER SOFTWARE (3.1%)
   BMC Software*                      427,206        10,210
   Citrix Systems*                  1,026,000        24,521
   Parametric Technology*             992,400        11,810
                                                 ----------
                                                     46,541
                                                  ----------
CONSUMER CYCLICALS (15.5%)
   Best Buy*                           58,632         3,116
   BJ's Wholesale Club*               512,500        24,984
   CVS                                508,600        27,922
   Gannett                            390,700        25,896
   Jones Apparel Group*               423,700        18,728
   Liz Claiborne                      375,200        19,424
   Lowe's                             400,000        27,812
   Marriott International, Cl A       385,900        18,276
   May Department Stores              650,000        21,255
   McGraw-Hill                        141,500         9,076
   Talbots                            251,700         9,061
   Target                             432,600        16,352
   Viacom, Cl B*                      174,400        10,052
                                                 ----------
                                                    231,954
                                                 ----------
CONSUMER STAPLES (4.6%)
   Hershey Foods                      360,400        21,855
   Kroger*                            829,100        20,678
   Safeway*                           340,000        17,221
   Sysco                              318,400         9,466
                                                 ----------
                                                     69,220
                                                 ----------
ENERGY (9.9%)

   Anadarko Petroleum                 202,600        12,685
   Apache                             312,100        18,586
   Conoco, Cl B                       700,000        21,840
   Ensco International                696,500        22,434
   Exxon Mobil                        330,700        29,350
   Halliburton                        140,000         6,544
   Tidewater                          275,800        12,938
   Transocean Sedco Forex             445,500        23,812
                                                 ----------
                                                    148,189
                                                 ----------
FINANCE (21.9%)

   ACE                                378,500        14,667
   Aflac                              511,800        16,598
-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
FINANCE--CONTINUED
   AMBAC Financial Group              354,900    $   19,892
   American International Group       272,300        22,056
   Citigroup                          630,400        32,308
   Countrywide Credit Industry        469,000        18,164
   Fannie Mae                         200,000        16,488
   Fifth Third Bancorp                152,500         8,978
   First Tennessee National           456,000        16,234
   Freddie Mac                        413,100        27,347
   MBNA                               580,500        20,933
   Mellon Financial                   390,000        17,870
   MGIC Investment                    220,000        15,481
   Providian Financial                245,000        13,906
   USA Education                      580,800        40,720
   Washington Mutual                  702,900        25,037
                                                 ----------
                                                    326,679
                                                 ----------
HEALTH CARE (16.1%)
   Baxter International               325,000        16,048
   Biomet                             511,200        22,835
   Cardinal Health                    345,000        24,837
   Health Management
     Associates, Cl A*                926,800        16,460
   Johnson & Johnson                  268,200        26,002
   Merck                              224,400        16,379
   Pfizer                             778,800        33,403
   St. Jude Medical*                  282,300        17,367
   Tenet Healthcare*                  621,100        28,254
   UnitedHealth Group                 325,500        18,716
   Universal Health Services, Cl B*   250,100        20,008
                                                 ----------
                                                    240,309
                                                 ----------
SERVICES (2.6%)
   Cendant*                         1,023,800        19,636
   KPMG Consulting*                   371,500         6,706
   Omnicom Group                      130,500        12,147
                                                 ----------
                                                     38,489
                                                 ----------
TECHNOLOGY (12.0%)
   Check Point Software
     Technologies*                    160,000         8,618
   Electronic Data Systems            466,200        28,555
   EMC-Mass                           438,500        13,857
   Lexmark International*             375,300        23,265
   Mentor Graphics*                   441,500        11,611
   Micrel*                             79,200         2,417
   Microsoft*                         906,350        62,701
   Sungard Data Systems*              460,900        27,414
                                                 ----------
                                                    178,438
                                                 ----------
Total Common Stocks

     (Cost $1,145,065)                            1,477,846
                                                 ----------
                                                                          33

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2001


CAPITAL APPRECIATION FUND--CONCLUDED
-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
   UBS Warburg
     4.110%, dated 05/31/01, matures
     06/01/01, repurchase price
     $10,050,056 (collateralized by
     FHLMC obligation: total market
     value $10,254,556) (D)           $10,049    $   10,049
                                                 ----------
Total Repurchase Agreement
     (Cost $10,049)                                  10,049
                                                 ----------
Total Investments (99.7%)
   (Cost $1,155,114)                              1,487,895
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (0.3%)              5,083
                                                 ----------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 84,777,542 outstanding shares
   of beneficial interest                           876,752
Fund shares of the Investor  Shares
   (unlimited  authorization  -- no par value)
   based on 14,902,778 outstanding shares
   of beneficial interest                           164,283
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 8,591,959 outstanding shares
   of beneficial interest                           128,158
Accumulated net realized loss
   on investments                                    (8,996)
Net unrealized appreciation on investments          332,781
                                                 ----------
Total Net Assets (100.0%)                        $1,492,978
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $13.89
                                                 ==========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $13.59
                                                 ==========
Maximum Offering Price Per Share--
   Investor Shares ($13.59 / 96.25%)                 $14.12
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $13.09
                                                 ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

--------------------------------------------------------------------------------

E-COMMERCE OPPORTUNITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (86.1%)
BASIC MATERIALS (0.1%)
   Peabody Energy*                      2,000       $    68
                                                    -------
CAPITAL GOODS (3.6%)
   Newport                             40,000         1,289
   Shaw Group*                         44,040         2,589
                                                    -------
                                                      3,878
                                                    -------
COMMUNICATION SERVICES (10.4%)
   Amdocs*                             33,900         2,095
   BellSouth                           50,000         2,061
   China Unicom ADR*                   76,000         1,224
   Comverse Technology*                11,400           661
   Dobson Communications, Cl A*        50,000           760
   Illuminet Holdings*                 30,000           892
   Nokia Oyj ADR                      120,000         3,509
   Tellium*                             7,000           185
                                                    -------
                                                     11,387
                                                    -------
COMPUTER SOFTWARE (11.6%)
   BMC Software*                      135,000         3,226
   Checkfree*                          14,400           558
   Internet Security Systems*          50,000         2,425
   McData, Cl B*                       43,800         1,349
   Micromuse*                          55,000         2,096
   RealNetworks*                      184,000         2,026
   Veritas Software*                   15,000           989
                                                    -------
                                                     12,669
                                                    -------
CONSUMER CYCLICALS (3.9%)
   AOL Time Warner*                    81,800         4,272
                                                    --------
ENERGY (4.1%)
   Capstone Turbine*                   47,300         1,555
   Enron                               30,000         1,587
   Mirant*                             33,518         1,317
                                                    -------
                                                      4,459
                                                    -------
FINANCE (3.5%)
   Citigroup                           40,000         2,050
   Equifax                             50,000         1,754
                                                    -------
                                                      3,804
                                                    -------
HEALTH CARE (10.2%)
   Amgen*                              30,000         1,991
   Genzyme - General Division*         25,000         2,674
   Idec Pharmaceuticals*               60,000         3,696
   Medimmune*                          70,000         2,791
                                                    -------
                                                     11,152
                                                    -------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
   SEMICONDUCTORS & CIRCUIT BOARDS (12.6%)
   Advanced Micro Devices*            125,000       $ 3,531
   Celestica*                          45,600         2,280
   International Rectifier*            15,000           901
   Jabil Circuit*                      70,000         2,057
   Microchip Technology*              121,300         2,784
   RF Micro Devices*                   45,000         1,174
   Solectron*                          50,000         1,079
                                                    -------
                                                     13,806
                                                    -------
SERVICES (0.5%)
   DeVry*                              17,600           588
                                                    -------
TECHNOLOGY (25.6%)
   Advanced Digital Information*       78,500         1,431
   Check Point Software
     Technologies*                     23,400         1,260
   Cisco Systems*                     140,000         2,696
   Compaq Computer                     80,000         1,279
   Dell Computer*                     130,000         3,167
   EMC-Mass                            59,200         1,871
   Instinet Group*                    200,000         3,814
   International Business Machines     25,000         2,795
   Lexmark International*              36,200         2,244
   Microsoft*                          65,000         4,497
   Oplink Communications*             199,700           653
   Sonus Networks*                     29,200           752
   Sungard Data Systems*               25,000         1,487
                                                    -------
                                                     27,946
                                                    -------
Total Common Stocks

     (Cost $91,948)                                  94,029
                                                    -------
Total Investments (86.1%)
   (Cost $91,948)                                   $94,029
                                                    =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.8%)
BASIC MATERIALS (2.3%)
   International Paper                600,000      $ 22,950
                                                   --------
CAPITAL GOODS (11.2%)
   Boeing                             450,000        28,300
   Cooper Industries                  350,000        13,310
   General Electric                   200,000         9,800
   Illinois Tool Works                100,000         6,846
   Ingersoll-Rand                     450,000        22,207
   Lockheed Martin                    400,000        15,316
   Textron                            250,000        14,402
                                                   --------
                                                    110,181
                                                   --------
COMMUNICATION SERVICES (6.7%)
   AT&T                               600,000        12,702
   SBC Communications                 300,000        12,915
   Verizon Communications             400,000        21,940
   WorldCom*                        1,050,000        18,732
                                                   --------
                                                     66,289
                                                   --------
COMPUTER SOFTWARE (2.0%)
   Computer Associates International  700,000        19,852
                                                   --------
CONSUMER CYCLICALS (12.8%)
   AOL Time Warner*                   250,000        13,057
   Brunswick                          725,000        16,385
   Circuit City Stores              1,100,000        16,511
   Gannett                            200,000        13,256
   Johnson Controls                   225,000        15,840
   Lennar                              61,900         2,290
   Sears Roebuck                      100,000         3,988
   Target                             600,000        22,680
   Walt Disney                        705,300        22,302
                                                   --------
                                                    126,309
                                                   --------
CONSUMER STAPLES (11.0%)
   H.J. Heinz                         450,000        19,490
   Hershey Foods                      300,000        18,192
   McCormick                          600,000        24,240
   Procter & Gamble                   200,000        12,848
   Quaker Oats                        150,000        14,379
   Sara Lee                         1,000,000        18,840
                                                   --------
                                                    107,989
                                                   --------
ENERGY (6.0%)
   Conoco, Cl B                       200,000         6,240
   Exxon Mobil                        300,000        26,625
   Royal Dutch Petroleum,
     NY Shares                        200,000        12,196
   Texaco                             200,000        14,280
                                                   --------
                                                     59,341
                                                   --------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE (21.8%)
   American International Group       250,000     $  20,250
   Bank One                           450,000        17,820
   Berkshire Hathaway, Cl B*           12,000        27,264
   Citigroup                          550,000        28,188
   Fannie Mae                         250,000        20,610
   Fifth Third Bancorp                215,000        12,657
   Jefferson-Pilot                    450,000        21,326
   Merrill Lynch                      225,000        14,618
   MGIC Investment                    200,000        14,074
   Sovereign Bancorp                1,500,000        16,995
   Wells Fargo                        450,000        21,186
                                                   --------
                                                    214,988
                                                   --------
HEALTH CARE (9.6%)
   Abbott Laboratories                500,000        25,990
   Alza*                              425,000        20,039
   Johnson & Johnson                  100,000         9,695
   Merck                              200,000        14,598
   Watson Pharmaceuticals*            400,000        24,040
                                                   --------
                                                     94,362
                                                   --------
TECHNOLOGY (12.2%)
   Compaq Computer                    800,000        12,792
   EMC-Mass                           200,000         6,320
   Intel                              550,000        14,856
   International Business Machines    175,000        19,565
   Lucent Technologies              1,550,000        12,214
   Microsoft*                         325,000        22,484
   Motorola                           800,000        11,760
   Sun Microsystems*                  600,000         9,882
   Tellabs*                           300,000        10,203
                                                   --------
                                                    120,076
                                                   --------
UTILITIES (3.2%)
   Duke Energy                        400,000        18,288
   Exelon                             200,000        13,564
                                                   --------
                                                     31,852
                                                   --------
Total Common Stocks
     (Cost $797,550)                                974,189
                                                   --------
CASH EQUIVALENT (0.6%)
   SEI Daily Income Trust Prime
     Obligation Fund                5,921,828         5,922
                                                   --------
Total Cash Equivalent
     (Cost $5,922)                                    5,922
                                                   --------
Total Investments (99.4%)
   (Cost $803,472)                                  980,111
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.6%)              6,103
                                                   --------

--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 57,664,582 outstanding shares
   of beneficial interest                          $699,080
Fund shares of the Investor  Shares  (unlimited
   authorization  -- no par value)
   based on 2,648,190 outstanding shares
   of beneficial interest                            30,918
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 5,240,476 outstanding shares
   of beneficial interest                            80,470
Undistributed net investment income                     698
Accumulated net realized loss
   on investments                                    (1,591)
Net unrealized appreciation on investments          176,639
                                                   --------
Total Net Assets (100.0%)                          $986,214
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $15.05
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $15.17
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($15.17 / 96.25%)                 $15.76
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $14.96
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (95.9%)
AUSTRALIA (2.5%)
   Lion Nathan                        336,000      $    714
   National Australia Bank            150,581         2,477
   Westpac Banking                    298,100         2,100
   Woolworths                          50,900           248
                                                   --------
                                                      5,539
                                                   --------
DENMARK (0.3%)
   Sophus Berendsen, Cl B              25,500           649
                                                   --------
FINLAND (0.9%)
   Nokia Oyj                           31,400           910
   Tietoenator Oyj                     43,900         1,181
                                                   --------
                                                      2,091
                                                   --------
FRANCE (11.9%)
   Alcatel, Cl A                       17,500           444
   BNP Paribas                         38,900         3,380
   Cie de Saint-Gobain                 14,300         2,132
   Coflexip Stena Offshore             26,200         3,780
   Compagnie Francaise d'Etudes
     et de Construction Technip        28,710         4,259
   ISIS                                 8,700           895
   Lafarge                             44,900         4,194
   Suez                                68,000         2,075
   TotalFinaElf                        28,060         4,088
   Vivendi Universal                   19,700         1,257
                                                    --------
                                                     26,504
                                                   --------
GERMANY (7.1%)
   BASF                                54,500         2,206
   Bayer                               62,800         2,494
   Bayerische Hypo-und
     Vereinsbank                       25,800         1,246
   Bayerische Motoren Werke            67,600         2,263
   Buderus                             58,600         1,358
   Deutsche Bank                       21,900         1,682
   Deutsche Post*                      44,300           682
   FAG Kugelfischer Georg Schaefer    250,500         1,741
   Siemens                             30,150         2,175
                                                   --------
                                                     15,847
                                                   --------
HONG KONG (2.7%)
   China Mobile*                      405,000         1,963
   Esprit Holdings                    650,000           821
   Li & Fung                          867,400         1,518
   Sun Hung Kai Properties            191,000         1,781
                                                   --------
                                                      6,083
                                                   --------
IRELAND (0.1%)
   Bank of Ireland                     17,306           166
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ITALY (6.2%)
   ENI-Ente Nazionale Idrocarburi*    559,300      $  3,603
   IntesaBci*                         689,385         2,565
   Parmalat Finanziaria*            1,131,624         3,213
   Saipem                             709,000         4,417
                                                   --------
                                                     13,798
                                                   --------
JAPAN (23.9%)
   Canon                               84,300         3,342
   Daiichi Pharmaceutical             100,000         2,314
   Daiwa Securities Group             127,000         1,387
   Fast Retailing                      10,700         2,084
   Fuji Heavy Industries              448,000         3,126
   Hitachi                            158,000         1,628
   Japan Tobacco                          105           741
   Kao                                 43,000         1,122
   KDDI                                   453         2,211
   Kirin Brewery                      237,400         2,266
   Kyocera                             19,600         1,829
   Matsushita Electric Industrial      81,000         1,486
   Minebea                            158,000         1,158
   Mitsubishi Heavy Industries        827,000         3,522
   Murata Manufacturing                12,000           955
   NEC                                 24,000           393
   Olympus Optical                     79,000         1,217
   Promise                             35,200         2,797
   Seven - Eleven Japan                20,000           917
   Sharp                              219,000         3,139
   Sony                                45,700         3,527
   Sumitomo Chemical                  387,000         1,928
   Tokio Marine & Fire Insurance      148,000         1,554
   Toshiba                            454,000         2,579
   Toyota Motor                        65,500         2,315
   Yamada Denki                        27,000         2,409
   Yokowo                             117,000         1,498
                                                   --------
                                                     53,444
                                                   --------
NETHERLANDS (8.4%)
   ABN Amro Holding                   110,100         2,104
   Akzo Nobel                          48,300         2,088
   Fortis                             141,500         3,494
   IHC Caland                          91,612         4,515
   ING Groep                           28,900         1,886
   United Services Group              232,286         4,774
                                                   --------
                                                     18,861
                                                   --------
NEW ZEALAND (0.8%)

   Auckland International Airport     767,900         1,124
   Telecom of New Zealand             338,001           752
                                                   --------
                                                      1,876
                                                   --------
38

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
NORWAY (1.5%)
   Petroleum Geo-Services ADR*        300,400      $  3,407
                                                   --------
SINGAPORE (0.7%)
   Oversea-Chinese Banking            241,600         1,456
                                                   --------
SOUTH KOREA (0.2%)
   Hana Bank                           74,600           437
                                                   --------
SPAIN (4.7%)
   Aguas de Barcelona                 110,451         1,676
   Altadis                            221,500         2,754
   Sol Melia*                         199,300         1,806
   Telefonica*                        208,692         3,073
   Union Electrica Fenosa*             66,100         1,182
                                                   --------
                                                     10,491
                                                   --------
SWEDEN (2.3%)
   Sandvik                            145,500         3,075
   Swedish Match                      222,900         1,031
   Telefonaktiebolaget LM
     Ericsson, Cl B                   163,800         1,042
                                                   --------
                                                      5,148
                                                   --------
SWITZERLAND (1.2%)
   Novartis                            42,000         1,598
   Zurich Financial Services            3,434         1,152
                                                   --------
                                                      2,750
                                                   --------
UNITED KINGDOM (20.5%)
   AstraZeneca                         43,700         2,064
   Bank of Scotland                   219,200         2,491
   Boots                              202,600         1,718
   BP                                 461,900         4,081
   British Airways                    269,200         1,402
   British Telecommunications         414,500         2,561
   Colt Telecom Group*                 94,200           984
   Diageo                             246,405         2,660
   GlaxoSmithKline                    167,600         4,552
   Hanson                             378,600         2,662
   Lloyds TSB Group                   228,875         2,276
   Marconi                            551,406         2,769
   Prudential                         168,322         1,913
   Reckitt Benckiser                  201,888         2,676
   Royal Bank of Scotland Group        68,300         1,572
   Scottish Power                     311,400         2,261
   Stagecoach Holdings              2,024,471         1,948
   Unilever                            87,600           668
   Vodafone Group                   1,756,000         4,521
                                                   --------
                                                     45,779
                                                   --------
Total Foreign Common Stocks
     (Cost $225,656)                                214,326
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN RIGHTS (0.1%)
UNITED KINGDOM (0.1%)
   British Telecommunications*        124,350      $    236
                                                   --------
Total Foreign Rights
     (Cost $0)                                          236
                                                   --------
Total Investments (96.0%)
   (Cost $225,656)                                  214,562
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (4.0%)              8,840
                                                   --------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 20,419,410 outstanding shares
   of beneficial interest                           236,123
Fund shares of the Investor  Shares  (
   unlimited  authorization  -- no par value)
   based on 743,224 outstanding shares
   of beneficial interest                             8,542
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 801,972 outstanding shares
   of beneficial interest                            11,916
Distributions in excess of net
   investment income                                   (775)
Accumulated net realized loss
   on investments                                   (21,164)
Net unrealized depreciation on investments          (11,094)
Net unrealized depreciation on foreign currency
   and translation of other assets and
   liabilities in foreign currency investments         (146)
                                                   --------
Total Net Assets (100.0%)                          $223,402
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $10.19
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $10.11
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($10.11 / 96.25%)                 $10.50
                                                   ========
Net Asset Value, Offering Price and Redemption
   Price Per Share -- Flex Shares (1)                 $9.68
                                                   ========

STATEMENT OF NET ASSETS
----------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

INTERNATIONAL EQUITY FUND--CONCLUDED
----------------------------------------------------------

----------------------------------------------------------
At May 31, 2001, sector diversification of the Fund was as follows (Unaudited):

                                     % OF         VALUE
SECTOR DIVERSIFICATION            NET ASSETS      (000)
----------------------            ----------    -------
FOREIGN COMMON STOCKS
Oil & Gas                             12.9%     $28,787
Banking                               10.7       23,954
Electronics                           10.0       22,372
Construction Materials                 6.5       14,605
Food, Beverage and Tobacco             6.4       14,294
Telecommunications                     6.0       13,384
Pharmaceuticals                        4.7       10,529
Manufacturing                          4.7       10,512
Chemicals                              3.9        8,716
Telephone                              3.5        7,845
Automotive                             3.4        7,704
Financial Services                     3.4        7,678
Services                               3.2        7,230
Insurance                              2.9        6,506
Consumer Products                      2.5        5,568
Transportation                         2.3        5,155
Audio/Video                            2.2        5,013
Retail                                 2.1        4,719
Distribution                           1.0        2,339
Diversified Operations                 0.9        2,075
Real Estate                            0.8        1,781
Multi-Media                            0.7        1,257
Computers                              0.6        1,181
Cosmetics & Toiletries                 0.6        1,122
                                     -----     --------
TOTAL FOREIGN COMMON STOCKS           95.9      214,326
FOREIGN RIGHTS                         0.1          236
                                     -----     --------
TOTAL INVESTMENTS                     96.0      214,562
OTHER ASSETS AND LIABILITIES, NET      4.0        8,840
                                     -----     --------
NET ASSETS                           100.0%    $223,402
                                     =====     ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

-------------------------------------------------------------------------------

INTERNATIONAL EQUITY INDEX FUND
-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (97.3%)
AUSTRALIA (3.0%)
   Amcor                               31,691      $    107
   AMP                                 46,797           481
   BHP                                 77,535           884
   Brambles Industries                 11,480           298
   Coles Myer                          65,117           234
   Commonwealth Bank of Australia      49,673           786
   CSR                                 46,354           146
   Foster's Brewing Group             138,984           378
   Lend Lease                          24,112           146
   National Australia Bank             51,425           846
   News Corporation                    70,130           614
   OneSteel*                           21,908            10
   Pacific Dunlop                     110,154            60
   PaperlinX                           12,530            27
   Rio Tinto                           12,409           229
   Telstra                            294,857           961
   Westpac Banking                     66,992           472
   WMC                                 48,178           219
   Woolworths                          63,063           307
                                                   --------
                                                      7,205
                                                   --------
AUSTRIA (1.3%)
   Austria Tabakwerke                   5,975           366
   Flughafen Wien                       8,643           278
   Generali Holding Vienna              2,034           279
   Mayr-Melnhof Karton                  4,392           189
   Oesterreichische
     Elektrizitaetswirtschafts, Cl A    8,172           745
   OMV                                  7,080           702
   VA Technologie                       4,205           135
   Wienerberger Baustoffindustr        21,618           359
                                                   --------
                                                      3,053
                                                   --------
BELGIUM (1.9%)
   AGFA-Gevaert                        11,951           176
   Bekaert                              2,132            73
   Delhaize-Le Lion                     4,847           275
   D'ieteren                              498            84
   Electrabel                           3,837           745
   Fortis, Cl B                        47,763         1,134
   Groupe Bruxelles Lambert             9,825           535
   KBC Bancassurance Holding           22,971           826
   Solvay                               7,825           368
   UCB                                 11,658           346
   Union Miniere                        2,473           102
                                                   --------
                                                      4,664
                                                   --------
DENMARK (1.5%)
   D/S 1912                                49           379
   Dampskibsselkabet Svendborg, Cl B       45           460
   Danisco                              5,310           185

-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
DENMARK--CONTINUED
   Danske Bank                         36,000      $    569
   Group 4 Falck                          800            90
   ISS*                                 2,200           126
   NavisionDamgaard*                    1,100            31
   Novo-Nordisk, Cl B                  20,350           819
   Novozymes, Cl B                      4,070            88
   TDC                                 11,416           480
   Vestas Wind Systems                  5,200           254
   William Demant Holding*              3,600           112
                                                   --------
                                                      3,593
                                                   --------
FINLAND (0.6%)
   Metso Oyj                            1,600            17
   Nokia Oyj                           42,000         1,217
   Outokumpu Oyj                        2,600            23
   Sampo Oyj, Cl A                      7,000            59
   Sonera Oyj                           7,300            63
   Tietoenator Oyj                      1,200            32
   UPM-Kymmene Oyj                      3,500           111
                                                   --------
                                                      1,522
                                                   --------
FRANCE (9.3%)
   Accor                                5,453           222
   Air Liquide                          2,743           382
   Alcatel, Cl A                       32,144           816
   Aventis                             20,531         1,524
   Axa                                 42,196         1,198
   BNP Paribas                         12,126         1,053
   Bouygues                             9,096           335
   Cap Gemini                           3,418           394
   Carrefour Supermarche               18,299         1,000
   Cie de Saint-Gobain                  2,282           340
   Cie Generale D'Optique
     Essilor International                384           104
   Dassault Systemes                    3,235           145
   Eridania Beghin-Say                    977            88
   Etablissements Economiques
     du Casino Guichard Perrachon       2,525           224
   Eurazeo                              1,470            91
   France Telecom                      28,321         1,560
   Groupe Danone                        3,128           408
   Lafarge                              3,399           317
   Lagardere                            3,794           199
   L'Oreal                             17,368         1,126
   LVMH Moet Hennessy
     Louis Vuitton                     12,918           734
   Michelin, Cl B                       4,201           146
   Pechiney, Cl A                       2,016           109
   Pernod-Ricard                        1,399            96
   Peugeot                              1,347           373
   Pinault-Printemps-Redoute            3,356           583
   Publicis Groupe                      2,950            93
                                                                             41

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

INTERNATIONAL EQUITY INDEX FUND
-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FRANCE--CONTINUED
   Sagem                                1,085      $     78
   Sanofi-Synthelabo                   19,944         1,226
   Schneider Electric                   4,408           265
   Societe BIC                          2,048            73
   Societe Generale, Cl A              10,721           638
   Sodexho Alliance                     3,033           128
   STMicroelectronics                  24,575           875
   Suez                                28,925           883
   Thales                               4,577           187
   TotalFinaElf                        20,719         3,019
   TotalFinaElf-Strip VVPR*             1,314            --
   Union du Credit-Bail Immobilier        868           139
   Usinor                               6,158            79
   Valeo                                1,338            58
   Vivendi Universal                   22,604         1,443
                                                   --------
                                                     22,751
                                                   --------
GERMANY (13.2%)
   Adidas-Salomon                       2,400           141
   Allianz                             12,400         3,489
   BASF                                32,000         1,295
   Bayer                               37,300         1,481
   Bayerische Hypo-und Vereinsbank     25,800         1,246
   Beiersdorf                           4,400           420
   Continental                          6,600            92
   DaimlerChrysler                     51,600         2,366
   Deutsche Bank                       31,200         2,396
   Deutsche Lufthansa                  19,600           359
   Deutsche Telekom                   154,200         3,193
   Douglas Holding                      2,050            63
   Dresdner Bank                       26,800         1,183
   E.ON                                38,100         1,909
   EM.TV & Merchandising*               7,200            22
   Epcos                                3,300           203
   Fresenius Medical Care               4,800           329
   Gehe                                 4,000           145
   Heidelberger Zement                  3,200           151
   Hochtief                             3,700            79
   Kamps                                4,550            39
   KarstadtQuelle                       6,100           190
   Linde                                7,000           301
   MAN                                  6,310           150
   Merck Kgaa                           9,000           305
   Metro                               15,701           606
   Muenchener Rueckversicherungs        9,000         2,479
   Preussag                             9,910           328
   RWE                                 26,900         1,008
   SAP                                  9,300         1,304
   Schering                            10,400           532
   SGL Carbon*                          1,150            46
   Siemens                             44,850         3,235

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
GERMANY--CONTINUED
   ThyssenKrupp                        26,100      $    387
   Volkswagen                          15,900           780
   WCM Beteiligungs & Grundbesi         9,750           157
                                                   --------
                                                     32,409
                                                   --------
HONG KONG (1.2%)
   Bank of East Asia                   40,800            94
   Cathay Pacific Airways              70,000            96
   CLP Holdings                        51,600           214
   Hang Seng Bank                      34,800           386
   Hong Kong & China Gas              131,670           154
   Hutchison Whampoa                   76,080           819
   Johnson Electric Holdings           64,000           111
   Li & Fung                           50,000            87
   New World Development               59,000            76
   Pacific Century CyberWorks*        245,630            80
   Sun Hung Kai Properties             50,600           472
   Swire Pacific, Cl A                 28,000           153
   Television Broadcasts                9,000            45
   Wharf Holdings                      50,000           113
                                                   --------
                                                      2,900
                                                   --------
IRELAND (1.0%)
   Allied Irish Banks                  20,025           221
   CRH                                 21,400           371
   Eircom                              80,000            79
   Elan*                               18,800         1,070
   Independent News & Media            65,400           144
   Irish Life & Permanent              14,200           159
   Kerry Group, Cl A                    8,000            92
   Ryanair Holdings                    29,300           316
                                                   --------
                                                      2,452
                                                   --------
ITALY (7.8%)
   Alitalia*                           80,439           107
   Arnoldo Mondadori Editore*          15,468           129
   Assicurazioni Generali*             67,900         1,928
   Autogrill                           14,000           153
   Autostrade Concessioni e
     Costruzioni Autostrade*           64,000           392
   Banca di Roma*                      78,125           293
   Banca Popolare di Milano*           15,500            65
   Benetton Group*                      9,700           149
   Bipop-Carire*                       98,500           372
   Bulgari                             16,250           184
   Enel*                              394,500         1,251
   ENI-Ente Nazionale Idrocarburi*    436,500         2,812
   Fiat                                21,000           477
   Fiat RNC                             5,100            69
   Gruppo Editoriale L'Espresso*       20,000            84
   IntesaBci*                         273,000         1,016

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ITALY--CONTINUED
   IntesaBci*                          45,500      $    107
   Italcementi                         11,650           100
   Italgas*                            19,500           166
   Mediaset*                           65,600           617
   Mediobanca*                         34,750           382
   Parmalat Finanziaria*               44,200           125
   Pirelli*                           108,000           321
   Rinascente*                         17,500            85
   Riunione Adriatica di Sicurta*      39,300           488
   San Paolo-IMI*                      76,500         1,037
   Telecom Italia                     202,250         1,920
   Telecom Italia RNC                  50,750           267
   TIM                                463,500         2,689
   Tiscali*                             5,665            67
   Unicredito Italiano*               272,000         1,201
                                                   --------
                                                     19,053
                                                   --------
JAPAN (31.8%)
   77 Bank                             17,000           102
   Acom                                 5,900           482
   Advantest                            3,700           383
   Ajinomoto                           29,000           317
   Amada                               16,000            93
   Aoyama Trading                       3,700            59
   Asahi Bank                         115,000           294
   Asahi Breweries                     21,000           227
   Asahi Glass                         51,000           419
   Asahi Kasei                         67,000           313
   Asatsu-DK                            2,000            47
   Autobacs Seven                       1,900            51
   Bank of Fukuoka                     27,000           115
   Bank of Yokohama                    50,000           191
   Benesse                              4,200           130
   Bridgestone                         35,000           373
   Canon                               35,000         1,387
   Casio Computer                      13,000            85
   Central Japan Railway                   93           610
   Chugai Pharmaceutical               12,000           193
   Chuo Mitsui Trust & Banking         32,000            58
   Citizen Watch                       14,000            91
   Cosmo Oil                           42,000           118
   Credit Saison                        7,400           177
   CSK                                  2,800            74
   Dai Nippon Printing                 32,000           436
   Daicel Chemical Industries          20,000            70
   Daiei                               36,000            69
   Daiichi Pharmaceutical              12,000           278
   Daikin Industries                   11,000           227
   Daikyo*                             14,000            21
   Daimaru                             15,000            57
   Dainippon Ink & Chemical            41,000           117
   Daito Trust Construction             6,400           126

--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Daiwa Bank                          91,000      $    106
   Daiwa House Industry                25,000           203
   Daiwa Kosho Lease                   20,000            52
   Daiwa Securities Group              55,000           601
   Denso                               38,000           740
   East Japan Railway                     161           958
   Ebara                               14,000           126
   Eisai                               12,000           297
   Fanuc                                9,600           516
   Fuji Machine Manufacturing           1,500            33
   Fuji Photo Film                     21,000           885
   Fuji Television Network                 17           118
   Fujitsu                             76,000           987
   Furukawa Electric                   27,000           289
   Gunma Bank                          24,000           110
   Gunze                               18,000            75
   Hankyu Department Store             10,000            51
   Haseko*                             62,000            26
   Hirose Electric                      1,600           144
   Hitachi                            133,000         1,370
   Hokuriku Bank*                      26,000            48
   Honda Motor                         39,000         1,641
   Hoya                                 4,800           343
   Isetan                              10,000           108
   Itochu                              47,000           187
   Ito-Yokado                          16,000           839
   Japan Airlines                      75,000           260
   Japan Energy                        57,000           139
   Japan Steel Works*                  34,000            36
   Japan Tobacco                           81           571
   Joyo Bank                           38,300           117
   Jusco                               13,000           289
   Kadokawa Shoten Publishing             900            17
   Kajima                              58,000           161
   Kaken Pharmaceutical                 7,000            70
   Kamigumi                            17,000            78
   Kanebo*                             31,000            82
   Kaneka                              15,000           141
   Kansai Electric Power               43,300           754
   Kao                                 25,000           652
   Kawasaki Heavy Industries*          70,000           101
   Kawasaki Kisen Kaisha               36,000            65
   Kawasaki Steel                     134,000           150
   Kinki Nippon Railway                77,250           301
   Kirin Brewery                       41,000           391
   Komatsu                             40,000           198
   Konami                               4,700           243
   Koyo Seiko                          11,000            58
   Kubota                              61,000           226
   Kuraray                             19,000           141
   Kurita Water Industries              6,000            87
   Kyocera                              7,400           691
                                                                            43

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Kyowa Hakko Kogyo                   18,000      $    126
   Maeda Road Construction             18,000            75
   Marubeni*                           64,000           121
   Marui                               16,000           238
   Matsushita Electric Industrial      83,000         1,523
   Meiji Seika Kaisha                  19,000           102
   Minebea                             14,000           103
   Mitsubishi                          60,000           477
   Mitsubishi Chemical                100,000           297
   Mitsubishi Electric                 86,000           483
   Mitsubishi Estate                   54,000           519
   Mitsubishi Heavy Industries        140,000           596
   Mitsubishi Materials                46,000           116
   Mitsubishi Tokyo Finance Group*        226         2,130
   Mitsui                              72,000           475
   Mitsui Fudosan                      35,000           333
   Mitsui Marine & Fire Insurance      37,000           209
   Mitsui Mining & Smelting            27,000           145
   Mitsukoshi                          22,000            99
   Mizuho Holding                         334         1,701
   Murata Manufacturing                 9,400           748
   Mycal                               23,000            31
   Namco                                1,900            41
   NEC                                 67,000         1,098
   NGK Insulators                      15,000           158
   NGK Spark Plug                      10,000           111
   Nidec                                2,600           158
   Nikon                               13,000           147
   Nintendo                             5,600         1,084
   Nippon Express                      50,000           241
   Nippon Mitsubishi Oil               62,000           390
   Nippon Sheet Glass                  19,000           160
   Nippon Shinpan*                     17,000            37
   Nippon Steel                       335,000           555
   Nippon Suisan Kaisha                24,000            45
   Nippon Telegraph & Telephone           518         3,209
   Nippon Unipac Holding*                  42           264
   Nippon Yusen Kabushiki Kaisha       55,000           225
   Nishimatsu Construction             25,000            97
   Nissan Motor                       157,000         1,065
   Nissin Food Products                 5,100           108
   Nitto Denko                          6,800           208
   Nomura Securities                   80,000         1,606
   Noritake                            13,000            68
   NSK                                 28,000           143
   NTN                                 25,000            69
   Obayashi                            40,000           162
   OJI Paper                           48,000           264
   Okumura                             14,000            56
   Olympus Optical                     11,000           169
   Omron                               10,000           178

-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
JAPAN--CONTINUED
   Orient*                             19,000      $     37
   Oriental Land                        4,100           315
   Orix                                 3,420           355
   Osaka Gas                          112,000           361
   Oyo                                  3,000            33
   Penta-Ocean Constrution             35,000            55
   Pioneer                              7,000           211
   Promise                              5,100           405
   Rohm                                 4,600           823
   Sanden                              10,000            44
   Sankyo                              19,000           388
   Sanrio                               3,400            46
   Sanyo Electric                      79,000           529
   Secom                                9,000           525
   Sega*                                6,600           121
   Seino Transportation                14,000            77
   Seiyu*                              13,000            42
   Sekisui Chemical                    24,000            93
   Sekisui House                       33,000           302
   Sharp                               45,000           645
   Shimachu                             2,400            34
   Shimamura                            1,200            73
   Shimano                              6,100            96
   Shimizu                             46,000           175
   Shin-Etsu Chemical                  18,000           697
   Shionogi                            16,000           356
   Shiseido                            18,000           182
   Shizuoka Bank                       32,000           277
   Skylark                              5,000           149
   SMC                                  3,000           362
   Snow Brand Milk Products*           12,000            43
   Softbank                            13,400           510
   Sony                                36,300         2,801
   Sumitomo                            37,000           265
   Sumitomo Chemical                   76,000           379
   Sumitomo Electric Industries        34,000           454
   Sumitomo Marine & Fire              26,000           159
   Sumitomo Metal Industries*         177,000           119
   Sumitomo Mitsui Banking            223,800         1,904
   Taisei                              54,000           127
   Taisho Pharmaceutical               14,000           282
   Taiyo Yuden                          5,000           154
   Takara Shuzo                         9,000           123
   Takashimaya                         13,000            92
   Takeda Chemical Industries          36,000         1,833
   Takefuji                             5,900           521
   Teijin                              41,000           247
   Terumo                               8,200           153
   TIS                                  1,900            77
   Tobu Railway                        53,000           164
   Toei                                 6,000            22

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Toho                                   800      $     97
   Tohoku Electric Power               22,800           338
   Tokio Marine & Fire Insurance       62,000           651
   Tokyo Broadcasting System            3,000            71
   Tokyo Dome*                         16,000            53
   Tokyo Electric Power                51,500         1,318
   Tokyo Electron                       6,900           474
   Tokyo Gas                          129,000           382
   Tokyu                               52,000           281
   Toppan Printing                     34,000           376
   Toray Industries                    72,000           324
   Toshiba                            133,000           756
   Tosoh                               24,000            78
   Tostem                              10,000           174
   Toto                                20,700           156
   Toyo Seikan Kaisha                  11,300           174
   Toyota Motor                       147,100         5,200
   Trans Cosmos                         1,000            49
   Ube Industries                      49,000           112
   Uni-Charm                            2,700           103
   UNY                                  8,000            91
   World                                1,850            58
   Yamaha                              10,000           104
   Yamaichi Securities*                15,000            --
   Yamanouchi Pharmaceutical           15,000           442
   Yamato Transport                    18,000           397
   Yokogawa Electric                   12,000           120
                                                   --------
                                                     78,041
                                                   --------
NETHERLANDS (2.8%)
   ABN Amro Holding                    23,599           451
   Aegon                               20,812           553
   Akzo Nobel                           4,635           200
   ASML Lithography Holding*            7,186           166
   Buhrmann                             1,798            29
   Elsevier                            11,117           137
   Getronics                            5,198            25
   Hagemeyer                            1,541            33
   Heineken                             6,281           254
   ING Groep                           15,648         1,021
   Koninklijke Ahold                   11,892           362
   Koninklijke Philips Electronics     19,966           547
   Qiagen*                              7,300           177
   Royal Dutch Petroleum               33,484         2,034
   Royal KPN*                          16,964           159
   TNT Post Group                       7,710           172
   Unilever                             9,202           510
   Wolters Kluwer                       4,471           115
                                                   --------
                                                      6,945
                                                   --------
-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
NEW ZEALAND (0.2%)
   Carter Holt Harvey                 260,100      $    185
   Telecom of New Zealand             185,785           413
                                                   --------
                                                        598
                                                   --------
NORWAY (1.3%)
   Bergesen, Cl A                       8,750           186
   DnB Holding                         87,900           372
   Frontline*                           8,100           166
   Kvaerner*                            8,800            69
   Merkantildata*                      18,600            46
   Norsk Hydro                         28,025         1,171
   Opticom*                             1,200            90
   Orkla                               23,900           421
   Petroleum Geo-Services*             11,600           129
   Schibsted                            7,200            74
   Storebrand                          32,387           242
   Tomra Systems                       16,400           277
                                                   --------
                                                      3,243
                                                   --------
PORTUGAL (0.8%)
   Banco Comercial Portugues*         104,823           415
   Banco Espirito Santo                10,518           143
   BPI-SGPS                            33,944            91
   Brisa-Auto Estradas de Portugal     16,448           149
   Cimpor Cimentos de Portugal          8,726           181
   Electricidade de Portugal          163,665           404
   Portugal Telecom SGPS*              62,248           493
   Sonae SGPS                         109,856            94
                                                   --------
                                                      1,970
                                                   --------
SINGAPORE (0.6%)
   Chartered Semiconductor
     Manufacturing*                    20,000            56
   DBS Group Holdings                  35,467           284
   Oversea-Chinese Banking             36,350           219
   Singapore Airlines                  31,000           219
   Singapore Press Holdings            11,000           119
   Singapore Technologies
     Engineering                       59,000            83
   Singapore Telecommunications       152,000           141
   United Overseas Bank                42,000           267
                                                   --------
                                                      1,388
                                                   --------
SPAIN (4.6%)
   Acerinox                             3,658           115
   ACS                                  3,460            94
   Aguas de Barcelona                   7,732           117
   Altadis                             15,026           187
   Autopistas Concesionaria
     Espanola*                         16,885           170
   Banco Bilbao Vizcaya
     Argentaria                       148,033         2,020
   Banco Santander Central Hispano    213,451         2,035

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
SPAIN--CONTINUED
   Endesa                              51,273     $     837
   Fomento de Construcciones
    y Contratas*                        6,120           124
   Gas Natural SDG                     18,796           293
   Grupo Dragados                       9,619           121
   Iberdrola                           42,385           550
   Repsol YPF                          56,618         1,011
   Sol Melia*                           9,872            89
   Telefonica*                        210,191         3,095
   Telepizza*                          10,883            21
   Union Electrica Fenosa*             15,273           273
   Zardoya-Otis                        13,611           126
   Zeltia*                              9,311            99
                                                  ---------
                                                     11,377
                                                  ---------
SWEDEN (1.1%)
   Assa Abloy, Cl B                     7,200           110
   Atlas Copco, Cl A                    4,200            85
   Electrolux, Cl B                     7,100           105
   Hennes & Mauritz, Cl B              15,900           256
   OM                                   1,600            29
   Sandvik                              6,600           139
   Securitas, Cl B                      7,500           136
   Skandia Forsakrings                 19,100           202
   Skandinaviska Enskilda
     Banken, Cl A                      13,300           123
   Skanska, Cl B                        3,200           122
   Svenska Cellulosa, Cl B              6,500           142
   Svenska Handelsbanken, Cl A         14,000           195
   Swedish Match                       12,100            56
   Tele2, Cl B*                         2,100            79
   Telefonaktiebolaget LM Ericsson,
     Cl B                             134,200           854
   Volvo, Cl B                          7,250           114
   Wm-Data, Cl B                        9,500            37
                                                  ---------
                                                      2,784
                                                  ---------
SWITZERLAND (2.1%)
   ABB                                 13,932           250
   Adecco                               2,300           131
   Credit Suisse Group                  2,870           520
   Givaudan                               141            38
   Holcim, Cl B                           600           125
   Nestle                                 377           780
   Novartis                            27,960         1,064
   Roche Holding, Bearer Shares         1,700           150
   Roche Holding, Genuss Shares         7,500           566
   Swiss Re                               125           242
   Swisscom                               850           207
   Syngenta*                              997            49
   UBS                                  4,558           681
   Zurich Financial Services              701           235
                                                  ---------
                                                      5,038
                                                  ---------

--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (11.2%)
   3I Group                            13,747   $       237
   Abbey National                      22,104           381
   Amvescap                            14,281           260
   ARM Holdings*                       14,636            70
   AstraZeneca                         30,048         1,419
   BAE Systems                         62,499           311
   Barclays                            27,865           837
   Bass                                19,333           214
   BG Group                            72,340           281
   BOC Group                           13,117           198
   Boots                               20,223           172
   BP                                 404,762         3,577
   British American Tobacco            42,210           324
   British SKY Broadcasting*           34,022           347
   British Telecommunications         118,410           732
   Cadbury Schweppes                   48,699           315
   Centrica                            53,452           185
   CGNU                                27,370           359
   CMG                                 10,480            64
   Compass Group*                      45,169           334
   Diageo                              61,871           668
   Dixons Group                        25,928            88
   EMI Group                           21,633           136
   Exel                                 6,422            71
   GKN                                 19,452           206
   GlaxoSmithKline                    102,085         2,773
   Granada                             45,169           109
   Great Universal Stores              20,623           173
   Halifax Group                       37,086           421
   Hanson                              17,993           127
   Hays                                36,376           163
   HSBC Holdings                      158,213         1,973
   Imperial Chemical Industries        22,274           142
   International Power*                24,731           109
   Invensys                            98,901           200
   J. Sainsbury                        35,486           219
   Jefferson Smurfit Group            170,800           308
   Kingfisher                          27,232           172
   Lattice Group                       65,157           125
   Legal & General Group              116,977           255
   Lloyds TSB Group                    80,783           803
   Logica                               7,167            90
   Marconi                             43,528           219
   Marks & Spencer                     60,210           214
   Misys                               11,175            89
   National Grid Group                 18,415           147
   Pearson                             11,515           214
   Prudential                          37,113           422
   Psion                                9,179            17
   Reed International                  19,002           165
   Rentokil Initial                    22,492            69
   Reuters Group                       28,395           397

--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM--CONTINUED
   Rio Tinto                           20,717    $      413
   Royal Bank of Scotland Group        43,437         1,000
   Sage Group*                         15,051            61
   Scottish Power                      41,708           303
   Tesco                              121,684           430
   Unilever                            50,214           383
   Vodafone Group                   1,095,668         2,821
   WPP Group                           18,604           203
                                                  ---------
                                                     27,515
                                                  ---------
Total Foreign Common Stocks  (Cost $264,071)        238,501
                                                  ---------
FOREIGN PREFERRED STOCKS (0.9%)
AUSTRALIA (0.3%)
   News Corporation                    73,160           562
                                                  ---------
GERMANY (0.6%)
   Hugo Boss                              400           125
   Prosieben SAT.1 Media                8,200           139
   RWE                                  2,080            62
   SAP                                  6,700           943
   Volkswagen                           5,500           175
                                                  ---------
                                                      1,444
                                                  ---------
ITALY (0.0%)
   Fiat                                 6,000            84
                                                  ---------
Total Foreign Preferred Stocks (Cost $2,663)          2,090
                                                  ---------
FOREIGN RIGHTS (0.0%)
AUSTRALIA (0.0%)
   Banca Popolare di Milano*           15,500             3
                                                  ---------
Total Foreign Rights (Cost $0)                            3
                                                  ---------
Total Investments (98.2%) (Cost $266,734)           240,594
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (1.8%)              4,450
                                                  ---------

--------------------------------------------------------------------------------
                                                VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization -- no par value)
   based on 21,187,394 outstanding shares
   of beneficial interest                          $286,563
Fund shares of the Investor Shares
   (unlimited authorization -- no par value)
   based on 312,339 outstanding shares
   of beneficial interest                             2,225
Fund shares of the Flex Shares
   (unlimited authorization -- no par value)
   based on 432,704 outstanding shares
   of beneficial interest                             5,812
Distributions in excess of
   net investment income                               (611)
Accumulated net realized loss
   on investments                                   (22,809)
Net unrealized depreciation
   on investments                                   (26,140)
Net unrealized appreciation on foreign currency
   and translation of other assets and liabilities
   in foreign currency investments                        4
                                                  ---------
Total Net Assets (100.0%)                          $245,044
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $11.18
                                                  =========
Net Asset Value and Redemption
   Price Per Share-- Investor Shares                 $11.05
                                                  =========
Maximum Offering Price Per Share--
   Investor Shares ($11.05 / 96.25%)                 $11.48
                                                  =========
Net Asset Value, Offering Price and Redemption
   Price Per Share-- Flex Shares (1)                $10.93
                                                  =========

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001



INTERNATIONAL EQUITY INDEX FUND--CONCLUDED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
At May 31, 2001, sector diversification of the Fund was as follows
(Unaudited):

                                     % OF         VALUE
SECTOR DIVERSIFICATION            NET ASSETS      (000)
----------------------            ----------      -----
FOREIGN COMMON STOCKS
Banking                              14.4%     $ 35,193
Electronics                           9.0        21,982
Pharmaceuticals                       6.7        16,315
Telephones                            6.3        15,394
Insurance                             6.2        15,179
Oil & Gas                             5.9        14,396
Automotive                            5.5        13,387
Food, Beverage and Tobacco            4.5        11,022
Telecommunications                    4.3        10,420
Diversified Operations                3.9         9,579
Financial Services                    2.9         7,013
Chemicals                             2.9         7,008
Retail                                2.6         6,257
Construction Materials                2.2         5,386
Transportation                        2.0         4,831
Audio/Video                           1.9         4,759
News Media                            1.5         3,567
Consumer Products                     1.5         3,782
Services                              1.5         3,636
Utilities                             1.3         3,214
Cosmetics & Toiletries                1.1         2,665
Computer  Software                    1.0         2,437
Real Estate                           1.0         2,361
Metals                                0.8         2,073
Manufacturing                         0.8         2,034
Machinery                             0.8         2,014
Leisure                               0.7         1,796
Computers                             0.7         1,770
Paper Products                        0.7         1,670
Airlines                              0.7         1,635
Mining & Minerals                     0.6         1,516
Television                            0.5         1,236
Textiles                              0.3           861
Medical Products                      0.2           846
Publishing                            0.2           717
Aerospace                             0.1           311
Distribution                          0.1           150
Agricultural                           --            89
                                   ------      --------
TOTAL FOREIGN COMMON STOCKS          97.3       238,501
TOTAL FOREIGN PREFERRED STOCKS        0.9         2,090
FOREIGN RIGHTS                         --             3
                                   ------      --------
TOTAL INVESTMENTS                    98.2       240,594
OTHER ASSETS AND LIABILITIES, NET     1.8         4,450
                                   ------      --------
NET ASSETS                          100.0%     $245,044
                                   ======      ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

================================================================================

LIFE VISION AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                                       SHARES    VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (96.9%)
   STI Classic Capital Appreciation
      Fund, Trust Shares              570,913    $    7,930
   STI Classic Growth and Income
      Fund, Trust Shares              261,577         3,937
   STI Classic International Equity
      Index Fund, Trust Shares        352,106         3,937
   STI Classic Mid-Cap Equity
      Fund, Trust Shares               42,779           468
   STI Classic Small Cap Growth
      Stock Fund, Trust Shares         78,368         1,440
   STI Classic Small Cap Value
      Equity Fund, Trust Shares       122,040         1,490
   STI Classic Value Income
      Stock Fund, Trust Shares        344,007         3,994
                                                  ---------
Total Equity Funds
   (Cost $22,314)                                    23,196
                                                  ---------
MONEY MARKET FUND (3.1%)
   STI Classic Prime Quality
      Money Market Fund,
      Trust Shares                    734,335           734
                                                  ---------
Total Money Market Fund
   (Cost $734)                                          734
                                                  ---------
Total Investments (100.0%)
   (Cost $23,048)                                    23,930
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (0.0%)                  6
                                                  ---------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 2,322,034 outstanding shares
   of beneficial interest                            23,330
Accumulated net realized loss
   on investments                                      (276)
Net unrealized appreciation on investments              882
                                                  ---------
Total Net Assets (100.0%)                         $  23,936
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $10.31
                                                  =========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                            THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001



LIFE VISION GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
                                       SHARES    VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (73.6%)
   STI Classic Capital Appreciation
      Fund, Trust Shares              315,222    $    4,378
   STI Classic Growth and Income
      Fund, Trust Shares              407,340         6,131
   STI Classic International
      Equity Index
      Fund, Trust Shares              485,180         5,424
   STI Classic Mid-Cap Equity Fund,
      Trust Shares                     66,668           730
   STI Classic Small Cap Growth Stock
         Fund, Trust Shares            127,092         2,335
   STI Classic Small Cap Value Equity
      Fund, Trust Shares              197,592         2,413
   STI Classic Value Income
      Stock Fund, Trust Shares        535,702         6,220
                                                  ---------
Total Equity Funds
   (Cost $25,741)                                    27,631
                                                  ---------
FIXED INCOME FUNDS (23.2%)
   STI Classic Investment Grade
      Bond Fund, Trust Shares         462,682         4,733
   STI Classic Limited-Term
      Federal Mortgage Securities
      Fund, Trust Shares              199,913         2,001
   STI Classic Short-Term Bond Fund,
      Trust Shares                    199,509         2,003
                                                  ---------
Total Fixed Income Funds
   (Cost $8,453)                                      8,737
                                                  ---------
MONEY MARKET FUND (3.1%)
   STI Classic Prime Quality Money
      Market Fund, Trust Shares     1,150,377         1,150
                                                  ---------
Total Money Market Fund
   (Cost $1,150)                                      1,150
                                                  ---------
Total Investments (99.9%)
   (Cost $35,344)                                    37,518
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (0.1%)                 32
                                                  ---------


--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 3,603,491 outstanding shares
   of beneficial interest                         $  36,710
Accumulated net realized loss
   on investments                                    (1,334)
Net unrealized appreciation on investments            2,174
                                                  ---------
Total Net Assets (100.0%)                         $  37,550
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $10.42
                                                  =========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

================================================================================


LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (57.8%)
   STI Classic Capital Appreciation
      Fund, Trust Shares              786,095     $  10,919
   STI Classic Growth and Income
      Fund, Trust Shares              355,361         5,348
   STI Classic International Equity
      Index Fund, Trust Shares      1,002,007        11,202
   STI Classic Mid-Cap Equity Fund,
      Trust Shares                    116,700         1,278
   STI Classic Small Cap Growth Stock
      Fund, Trust Shares              220,565         4,052
   STI Classic Small Cap Value Equity
      Fund, Trust Shares              342,955         4,188
   STI Classic Value Income
      Stock Fund, Trust Shares        473,664         5,499
                                                  ---------
Total Equity Funds
   (Cost $41,497)                                    42,486
                                                  ---------
FIXED INCOME FUNDS (38.9%)
   STI Classic Investment Grade Bond
      Fund, Trust Shares            1,265,953        12,951
   STI Classic Limited-Term Federal
      Mortgage Securities Fund,
      Trust Shares                    777,791         7,786
   STI Classic Short-Term Bond Fund,
      Trust Shares                    776,221         7,793
                                                  ---------
Total Fixed Income Funds
   (Cost $27,628)                                    28,530
                                                  ---------
MONEY MARKET FUND (3.1%)
   STI Classic Prime Quality Money
      Market Fund, Trust Shares     2,298,007         2,298
                                                  ---------
Total Money Market Fund
   (Cost $2,298)                                      2,298
                                                  ---------
Total Investments (99.8%)
   (Cost $71,423)                                    73,314
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (0.2%)                115
                                                  ---------

--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 7,547,622 outstanding shares
   of beneficial interest                         $  73,483
Undistributed net investment income                     271
Accumulated net realized loss
   on investments                                    (2,216)
Net unrealized appreciation
   on investments                                     1,891
                                                  ---------
Total Net Assets (100.0%)                         $  73,429
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                    $9.73
                                                  =========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001


MID-CAP EQUITY FUND

--------------------------------------------------------------------------------
                                       SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (85.6%)
BASIC MATERIALS (6.7%)
Bowater                                47,700     $   2,299
Cytec Industries*                      45,700         1,615
HB Fuller                              31,200         1,425
Potash of Saskatchewan                  8,500           519
Praxair                                36,600         1,841
Stillwater Mining*                    140,900         4,481
                                                  ---------
                                                     12,180
                                                  ---------
CAPITAL GOODS (6.1%)
ACT Manufacturing*                     41,700           695
Optimal Robotics*                     161,550         4,816
PerkinElmer                            15,600         1,077
SPX*                                   37,800         4,487
                                                  ---------
                                                     11,075
                                                  ---------
COMMUNICATION SERVICES (4.0%)
Commscope*                             83,600         1,974
Dobson Communications, Cl A*           61,700           938
Leap Wireless International*           34,200         1,057
Sirius Satellite Radio*                 9,300           128
Western Wireless, Cl A*                71,400         2,847
XM Satellite Radio Holdings,
   Cl A*                               20,550           318
                                                  ---------
                                                      7,262
                                                  ---------
COMPUTER SOFTWARE (2.6%)
Citrix Systems*                        61,900         1,479
Electronic Arts*                        9,700           571
Intuit*                                15,000           481
J.D. Edwards*                          68,800           743
Legato Systems*                        33,800           505
Rational Software*                     40,600           978
                                                  ---------
                                                      4,757
                                                  ---------
CONSUMER CYCLICALS (10.3%)
Abercrombie & Fitch, Cl A*             47,400         1,954
American Eagle Outfitters*             49,050         1,803
Cheesecake Factory*                    14,500           504
Darden Restaurants                     31,000           865
Emmis Communications, Cl A*            48,900         1,512
Hispanic Broadcasting*                 52,900         1,309
Men's Wearhouse*                      145,850         3,906
Payless Shoesource*                    13,600           923
Radio One, Cl D*                       71,600         1,277
RadioShack                             48,300         1,315
Rare Hospitality International*        13,200           307
Six Flags*                             64,400         1,449
Tweeter Home Entertainment
   Group*                              53,800         1,453
                                                  ---------
                                                     18,577
                                                  ---------


--------------------------------------------------------------------------------
                                       SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (3.5%)
   Earthgrains                         48,100     $   1,248
   Outback Steakhouse*                 18,000           513
   Sensient Technologies              123,000         2,339
   Suiza Foods*                        42,200         2,192
                                                  ---------
                                                      6,292
                                                  ---------
ENERGY (6.9%)
   BJ Services*                        10,900           818
   Bouygues Offshore ADR               21,600           551
   Ensco International                 21,200           683
   Global Marine*                      28,100           721
   Marine Drilling*                    36,100           939
   Mitchell Energy & Development,
      Cl A                             12,700           687
   Nabors Industries*                   9,100           463
   National-Oilwell*                   21,500           742
   Noble Drilling*                     17,400           743
   Ocean Energy                        95,500         1,815
   Precision Drilling*                 60,700         2,503
   Smith International*                10,900           847
   Veritas DGC*                        25,600           896
                                                  ---------
                                                     12,408
                                                  ---------
FINANCE (13.3%)
   AG Edwards                          19,000           808
   Colonial Bancgroup                  47,400           589
   Conseco*                            50,400           878
   Hibernia, Cl A                     233,200         3,797
   M&T Bank                            14,500         1,095
   Marshall & Ilsley                   53,700         2,744
   North Fork Bancorporation          106,500         3,040
   Protective Life                     32,600         1,074
   Safeco                              99,700         2,801
   SouthTrust                         184,400         4,604
   Sovereign Bancorp                  106,200         1,203
   Zions Bancorporation                29,100         1,575
                                                  ---------
                                                     24,208
                                                  ---------
HEALTH CARE (15.2%)
   Affymetrix*                         17,800           699
   Barr Laboratories*                  36,000         2,566
   Cephalon*                           17,200         1,042
   Gilead Sciences*                    29,000         1,501
   Health Management Associates,
      Cl A*                           216,300         3,841
   Idec Pharmaceuticals*               16,800         1,035
   King Pharmaceuticals*              140,612         7,112
   Millennium Pharmaceuticals*         20,100           767
   Protein Design Labs*                19,200         1,425
   Province Healthcare*                14,200           382
   Renal Care Group*                  145,200         4,134

--------------------------------------------------------------------------------
                                  SHARES/FACE
                                  AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE--CONTINUED
   Sepracor*                           26,700     $     890
   Teva Pharmaceutical Industries
      ADR                              36,800         2,126
                                                  ---------
                                                     27,520
                                                  ---------
TECHNOLOGY (14.7%)
   Aeroflex*                           40,300           480
   Antec*                              38,500           450
   Applied Micro Circuits*             12,800           231
   Cabot Microelectronics*             21,000         1,349
   Cadence Design Systems*             40,100           848
   Caliper Technologies*               47,000         1,226
   Cerner*                             25,600         1,073
   Concurrent Computer*               380,600         2,325
   Cree*                               59,400         1,705
   I-many*                             32,000           538
   Instinet Group*                      1,700            32
   Integrated Circuit Systems*         13,700           225
   Integrated Device Technology*       28,800         1,055
   LSI Logic*                          78,013         1,428
   QLogic*                             10,600           541
   RF Micro Devices*                   33,100           863
   Sawtek*                             80,500         1,606
   Seachange International*           155,800         2,957
   Stratos Lightwave*                 121,000         1,377
   Symbol Technologies                 85,975         2,205
   Virata*                            120,500         1,235
   Waters*                             15,400           765
   Zoran*                             114,400         2,160
                                                  ---------
                                                     26,674
                                                  ---------
TRANSPORTATION (0.7%)
   Forward Air*                        43,700         1,333
                                                  ---------
UTILITIES (1.6%)
   Equitable Resources                 38,400         2,849
                                                  ---------
Total Common Stocks
   (Cost $142,239)                                  155,135
                                                  ---------
PREFERRED STOCK (1.4%)
   Adelphia Communications*            21,300         2,609
                                                  ---------
Total Preferred Stock
   (Cost $2,543)                                      2,609
                                                  ---------
CONVERTIBLE BONDS (7.7%)
   ACT Manufacturing
     CV to 23.3100 Shares,
     Callable 04/30/03 @ 103.5
     7.000%,  04/15/07                 $1,650         1,029


--------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
Adelphia Communications
   CV to 18.0213 Shares,
   Callable 02/16/04 @ 100
   6.000%,  02/15/06                   $1,320    $    1,261
Adelphia Communications
   CV to 22.8530 Shares,
   Callable 05/03/21 @ 100
   3.250%,  05/01/21                      675           726
Affymetrix
   CV to 16.2602 Shares,
   Callable 10/07/02 @ 102.5
   5.000%,  10/01/06                      770           722
DR Horton
   CV to 17.4927 Shares,
   Callable 05/14/03 @ 55.97 (A)
   3.276%,  05/11/21                    2,000         1,008
Human Genome Sciences
   CV to 17.7778 Shares,
   Callable 02/06/03 @ 102.5
   5.000%,  02/01/07                    2,865         3,932
Lennar
   CV to 6.3892 Shares,
   Callable 04/06/06 @ 100 (A)
   5.191%,  04/04/21                    2,100           688
Sepracor
   CV to 10.8249 Shares
   5.000%,  02/15/07                    3,350         2,018
SPX CV to 4.8116 Shares,
   Callable 02/06/06 @ 100 (A) (B)
   2.769%,  02/06/21                    1,750         1,133
XM Satellite Radio Holdings
   CV to 81.7995 Shares,
   Callable 03/03/04 @ 103.1
   7.750%,  03/01/06                    1,015         1,440
                                                  ---------
Total Convertible Bonds
   (Cost $14,780)                                    13,957
                                                  ---------
REPURCHASE AGREEMENT (2.8%)
   Deustche Bank
      4.110%, dated 05/31/01, matures
      06/01/01, repurchase price
       $5,146,622 (collateralized by
      U.S. Treasury Note: total market
      value $5,249,704) (D)             5,146         5,146
                                                  ---------
Total Repurchase Agreement
   (Cost $5,146)                                      5,146
                                                  ---------
Total Investments (97.5%)
   (Cost $164,708)                                  176,847
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (2.5%)              4,490
                                                  ---------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001



MID-CAP EQUITY FUND--CONCLUDED

--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization -- no
   par value) based on 14,258,012
   outstanding shares of beneficial interest       $143,092
Fund shares of the Investor Shares
   (unlimited authorization -- no par value)
   based on 1,157,650 outstanding
   shares of beneficial interest                     12,002
Fund shares of the Flex Shares
   (unlimited authorization -- no par value)
   based on 1,273,782 outstanding shares
   of beneficial interest                            16,073
Accumulated net realized loss
   on investments                                    (1,969)
Net unrealized appreciation on investments           12,139
                                                  ---------
Total Net Assets (100.0%)                          $181,337
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $10.95
                                                  =========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $10.64
                                                  =========
Maximum Offering Price Per Share --
   Investor Shares ($10.64 / 96.25%)                 $11.05
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $10.14
                                                  =========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

================================================================================

SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.9%)
BASIC MATERIALS (2.6%)
   DR Horton                           40,000     $     825
   Eden Bioscience*                   250,000         4,650
   NVR*                                 5,000           863
   Pulte                               65,000         2,626
   Standard-Pacific                    50,000           922
      Stillwater Mining*              151,000         4,802
                                                  ---------
                                                     14,688
                                                  ---------
CAPITAL GOODS (11.2%)
   C&D Technologies                   120,000         3,684
   Copart*                            245,000         5,880
   Dal-Tile International*            234,000         3,744
   EMCOR Group*                       100,000         4,425
   Global Power Equipment Group*       16,500           569
   Granite Construction               100,000         2,725
   Keith*                              35,000           630
   L-3 Communications Holdings*        40,000         3,540
   Mastec*                            104,600         1,681
   Mettler Toledo International*       60,000         2,694
   Newport                             60,000         1,934
   Precision Castparts                105,000         4,701
   Quanta Services*                   100,000         3,388
   Rogers*                            130,000         3,406
   ROHN Industries*                   300,000         1,776
   Shaw Group*                        165,000         9,699
   Stewart & Stevenson Services        75,000         2,182
   Toro                                50,000         2,045
   Trimble Navigation*                 87,200         1,701
   York International                  75,000         2,644
                                                  ---------
                                                     63,048
                                                  ---------
COMMUNICATION SERVICES (4.1%)
   Anaren Microwave*                  120,000         1,986
   Comtech Telecommunications*        101,000         1,389
   Digital Lightwave*                  70,003         3,261
   Gentner Communications*            270,000         3,429
   Illuminet Holdings*                 32,000           952
   Metro One Telecommunications*      120,000         5,401
   Polycom*                            30,000           744
   Powerwave Technologies*             50,000           680
   Symmetricom*                       250,000         3,750
   Tollgrade Communications*           50,000         1,595
   Xeta Technologies*                  45,800           243
                                                  ---------
                                                     23,430
                                                  ---------
COMPUTER SOFTWARE (3.4%)
   Activision*                         60,000         2,044
   AremisSoft*                        500,000         6,405
   RADVision*                         200,000         1,288
   THQ*                               160,000         7,760


--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE--CONTINUED
   Verity*                            100,000     $   1,545
                                                  ---------
                                                     19,042
                                                  ---------
CONSUMER CYCLICALS (20.8%)
   4 Kids Entertainment*              280,600         4,770
   American Eagle Outfitters*         125,000         4,594
   Anchor Gaming*                      60,000         3,820
   Arctic Cat                         150,000         2,137
   Barnes & Noble*                    200,000         6,430
   Bebe Stores*                       125,000         3,359
   Buca*                              110,000         2,398
   CEC Entertainment*                  75,000         3,247
   Charlotte Russe Holding*           150,000         4,128
   Cheesecake Factory*                 85,000         2,955
   Chico's FAS*                       270,000         8,980
   Christopher & Banks*               160,000         6,170
   Circuit City Stores-Carmax*        456,000         6,776
   Coach*                              70,000         2,453
   Columbia Sportswear*                60,000         4,206
   Concord Camera*                     82,500           673
   Elizabeth Arden*                    80,000         1,924
   Fossil*                             70,000         1,564
   Genesco*                           140,000         4,249
   Jakks Pacific*                     115,000         1,810
   K-Swiss, Cl A                      125,000         3,019
   MTR Gaming Group*                  289,900         2,742
   Oakley*                             90,000         2,259
   O'Charleys*                        100,000         1,740
   Penn National Gaming*              215,000         4,347
   Rare Hospitality International*    170,000         3,956
   Rent-A-Center*                     125,000         5,595
   Scholastic*                         70,000         2,796
   Sonic*                             110,000         2,739
   Steven Madden*                     300,000         4,836
   Timberland, Cl A*                  100,000         4,311
   Ultimate Electronics*               90,000         2,223
                                                  ---------
                                                    117,206
                                                  ---------
CONSUMER STAPLES (0.8%)
   Constellation Brands, Cl A*         80,000         3,092
   Cott*                              147,600         1,415
                                                  ---------
                                                      4,507
                                                  ---------
ENERGY (11.5%)
   CAL Dive International*            180,000         5,112
   Carbo Ceramics                     110,000         3,954
   Core Laboratories*                 210,000         5,208
   Eagle Geophysical*                   1,285            --
   Global Industries*                 320,000         5,146
   Key Energy Services*               310,000         4,247
   Louis Dreyfus Natural Gas*          90,000         3,580

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

SMALL CAP GROWTH STOCK FUND--CONTINUED

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY--CONTINUED
   Marine Drilling*                   130,000    $    3,380
   Maverick Tube*                     162,000         3,912
   National-Oilwell*                   90,000         3,105
   Offshore Logistics*                145,000         3,057
   Patterson-UTI Energy*              100,000         2,945
   Rowan*                             130,000         3,891
   Seitel*                            180,000         3,150
   St. Mary Land & Exploration         90,000         1,994
   Stone Energy*                       10,000           525
   Varco International*               240,000         5,782
   Veritas DGC*                       170,000         5,952
                                                  ---------
                                                     64,940
                                                  ---------
FINANCE (11.8%)
   Actrade Financial Technologies*    150,000         5,979
   Affiliated Managers Group*          69,530         3,895
   Capitol Federal Financial          240,000         4,286
   Corus Bankshares                    76,500         3,722
   Cullen/Frost Bankers                50,000         1,675
   Doral Financial                    230,000         6,320
   Downey Financial                    20,000           863
   Harbor Florida Bancshares          150,000         2,477
   Heller Financial, Cl A              70,000         2,408
   IndyMac Bancorp*                    90,000         2,093
   Jefferies Group                    110,000         3,361
   LaBranche*                          90,000         3,611
   Metris                              68,200         2,046
   Net.B@nk*                          173,000         1,825
   OceanFirst Financial                88,000         2,072
   Radian Group                        74,999         6,367
   Raymond James Financial            110,000         3,201
   Renaissance Re Holdings             20,000         1,373
   Sterling Bancshares                166,200         2,887
   Texas Regional Bancshares, Cl A     38,500         1,426
   Triad Guaranty*                     80,000         2,840
   Trustmark                           97,760         2,137
                                                  ---------
                                                     66,864
                                                  ---------
HEALTH CARE (13.5%)
   Barr Laboratories*                  75,000         5,345
   Covance*                           181,300         3,330
   Coventry Health Care*              170,000         2,873
   Cryolife*                          255,000         8,262
   Cytyc*                             200,000         4,360
   Galen Holdings ADR                  49,900         2,537
   Mid Atlantic Medical Services*     250,000         4,130
   North American Scientific*          95,000         1,734
   Noven Pharmaceuticals*             224,710         6,939
   Orthodontic Centers of America*    150,000         4,605
   Pharmaceutical Product
      Development*                     90,000         2,888
   PolyMedica*                        120,000         3,829
   Priority Healthcare, Cl B*          90,000         3,112


--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE--CONTINUED
   Rightchoice Managed Care*           60,000    $    2,340
   SICOR*                             350,000         6,013
   Taro Pharmaceuticals Industries*    80,000         5,462
   Thoratec*                          310,000         3,379
   Varian*                            145,900         4,953
                                                  ---------
                                                     76,091
                                                  ---------
SERVICES (0.9%)
   Carreker*                          220,000         2,240
   Corinthian Colleges*                67,150         2,945
                                                  ---------
                                                      5,185
                                                  ---------
TECHNOLOGY (15.1%)
   Advanced Digital Information*      270,000         4,922
   Advanced Power Technology*         150,000         1,928
   Aeroflex*                          160,000         1,907
   Alliance Semiconductor*             70,000           885
   Alpha Industries*                  100,000         2,200
   Ansys*                             230,000         3,687
   Asyst Technologies*                185,000         3,369
   Avocent*                           110,000         2,407
   Axcelis Technologies*              190,000         2,823
   Bel Fuse, Cl A*                     33,000           967
   Bel Fuse, Cl B                      22,000           634
   Cabot Microelectronics*             60,000         3,856
   Catapult Communications*            61,500         1,968
   Cree*                               10,000           287
   Dataram*                           190,000         2,172
   Excel Technology*                   60,000         1,409
   Filenet*                           135,000         1,655
   InFocus*                            53,000           896
   Integrated Silicon Solutions*      200,000         2,686
   IXYS*                               65,000           846
   Kulicke & Soffa Industries*        170,000         2,516
   Manhattan Associates*              110,000         3,631
   Mentor Graphics*                   140,000         3,682
   Mercury Computer Systems*           74,970         3,576
   Merix*                             225,000         4,604
   Orbotech*                           80,000         2,846
   Pericom Semiconductor*             195,600         2,871
   Photon Dynamics*                   100,000         3,152
   Planar Systems*                    100,000         2,258
   Rudolph Technologies*               35,000         1,542
   Semtech*                           120,000         3,230
   Sensormatic Electronics*           250,000         3,938
   SonicWall*                         100,000         1,646
   Stratos Lightwave*                 100,000         1,138
   Technitrol                          61,200         1,530
   Three-Five Systems*                 80,200         1,217
   Virata*                             28,000           287
                                                  ---------
                                                     85,168
                                                  ---------

--------------------------------------------------------------------------------
                                  SHARES/FACE
                                 AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
TRANSPORTATION (3.2%)
   Airtran Holdings*                  450,000     $   4,842
   Frontier Airlines*                 100,000         1,551
   JB Hunt Transport Services*        148,200         2,977
   Landstar System*                    50,000         3,320
   Roadway                            130,000         3,403
   Skywest                             70,000         1,988
                                                  ---------
                                                     18,081
                                                  ---------
Total Common Stocks
   (Cost $446,481)                                  558,250
                                                  ---------
RIGHTS (0.0%)
   Elan*                              190,000            46
                                                  ---------
Total Rights
   (Cost $0)                                             46
                                                  ---------
WARRANTS (0.0%)
   Per-Se Technologies,
     Expires 07/08/03*                  3,664            --
                                                  ---------
Total Warrants
   (Cost $0)                                             --
                                                  ---------
REPURCHASE AGREEMENT (0.3%)
   Morgan Stanley Dean Witter
     4.100%, dated 05/31/01, matures
     06/01/01, repurchase price $1,769,293
     (collateralized by FNMA obligation:
     total market value
     $1,816,110) (D)                  $ 1,769         1,769
                                                  ---------
Total Repurchase Agreement
   (Cost $1,769)                                      1,769
                                                  ---------
Total Investments (99.2%)
   (Cost $448,250)                                  560,065
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (0.8%)              4,666
                                                  ---------



--------------------------------------------------------------------------------
                                                VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization -- no par value)
   based on 27,706,165 outstanding shares
   of beneficial interest                          $409,525
Fund shares of the Investor Shares
   (unlimited authorization -- no par value)
   based on 1,584,143 outstanding shares
   of beneficial interest                            21,752
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 1,508,996 outstanding shares
   of beneficial interest                            25,385
Accumulated net realized loss
   on investments                                    (3,746)
Net unrealized appreciation on investments          111,815
                                                  ---------
Total Net Assets (100.0%)                          $564,731
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $18.37
                                                  =========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                      $18.26
                                                  =========
Maximum Offering Price Per Share --
   Investor Shares ($18.26 / 96.25%)                 $18.97
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $17.85
                                                  =========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001



SMALL CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (85.3%)
BASIC MATERIALS (18.4%)
   Agnico-Eagle Mines                 253,400    $    1,964
   Arch Coal                          110,200         3,400
   Ball                               106,800         5,073
   Carpenter Technology               106,100         3,130
   Celanese                           197,500         4,140
   Homestake Mining                   295,400         1,911
   Intertape Polymer Group            154,700         2,081
   Lennox International               189,289         1,732
   Lesco                              254,100         3,070
   Louisiana-Pacific                  334,192         3,927
   LSI Industries                     206,100         5,379
   Olin                               150,400         2,829
   Peabody Energy*                     14,300           486
   Pennzoil-Quaker State              744,100        11,273
   SKF ADR                            141,100         2,349
   Soc Quimica y Minera
      de Chile ADR                    117,100         2,576
   Texas Industries                   256,000         8,384
   USX-U.S. Steel Group               357,300         6,975
   Wausau-Mosinee Paper                56,100           757
   Wellman                            145,300         2,473
   Worthington Industries             187,600         2,157
                                                  ---------
                                                     76,066
                                                  ---------
CAPITAL GOODS (17.5%)
   ABM Industries                      63,000         2,003
   Allete                             218,769         5,187
   AO Smith                           102,500         1,727
   Aptargroup                          75,000         2,472
   BHA Group Holdings                 102,500         1,497
   Briggs & Stratton                   68,800         2,977
   C&D Technologies                   102,800         3,156
   Chemed                              83,100         2,917
   Church & Dwight                    324,800         8,266
   Cummins                             80,700         3,418
   Falcon Products                     85,300           665
   Fedders                             62,100           309
   Fedders, Cl A                      206,000           906
   Milacron                           122,100         2,039
   National Service Industries        106,600         2,702
   Pioneer Standard Electronics       123,400         1,394
   Quixote                            256,500         6,464
   Roper Industries                    77,800         3,196
   RPM                                275,500         2,276
   SPX*                                22,268         2,643
   Standard Register                  125,500         2,071
   Tecumseh Products, Cl A             47,000         2,447
   Timken                             118,400         2,096
   Valspar                             90,500         3,098
   Western Resources                  151,500         3,182


--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CAPITAL GOODS--CONTINUED
   Woodhead Industries                 96,100    $    1,630
   York International                  41,800         1,473
                                                  ---------
                                                     72,211
                                                  ---------
COMMUNICATIONS EQUIPMENT (3.0%)
   Harris                             432,428        12,290
                                                  ---------
CONSUMER CYCLICALS (8.9%)
   American Greetings, Cl A           499,400         6,262
   Bassett Furniture Industries       188,300         2,636
   Federal Signal                      23,900           538
   Harman International Industries    153,414         5,446
   Intrawest                          162,900         3,054
   Midas                              135,800         1,812
   Movado Group                       199,500         3,561
   PEP Boys-Manny Moe & Jack          655,000         5,764
   Phillips-Van Heusen                202,800         3,143
   Spiegel, Cl A                      269,400         2,050
   Sturm Ruger                        134,100         1,235
   Wolverine World Wide                67,000         1,139
                                                  ---------
                                                     36,640
                                                  ---------
CONSUMER STAPLES (2.9%)
   Ingles Markets, Cl A               219,300         2,232
   Interstate Bakeries                273,300         4,086
   Sensient Technologies              300,635         5,718
                                                  ---------
                                                     12,036
                                                  ---------
ENERGY (1.8%)
   NUI                                 31,400           676
   Penn Virginia                       65,600         2,422
   Piedmont Natural Gas                39,800         1,413
   UGI                                103,500         2,759
                                                  ---------
                                                      7,270
                                                  ---------
FINANCE (14.9%)
   American Financial Group           148,100         4,160
   Annuity and Life Re                 33,700         1,154
   Banner                              78,800         1,592
   City National                      100,700         4,293
   CNA Surety                         222,200         3,135
   Colonial Bancgroup                 289,000         3,589
   Community First Bankshares         141,065         3,079
   Crawford, Cl A                       3,300            31
   FNB                                126,260         3,062
   Glacier Bancorp                    226,134         4,278
   Horizon Financial                  150,165         1,667
   Klamath First Bancorp              201,100         2,880
   Mutual Risk Management             185,400         1,559
   Pacific Northwest Bancorp          114,300         2,057
   PXRE Group                         176,800         3,076

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   Riggs National Washington D.C.     196,200    $    3,131
   Scottish Annuity & Life Holdings   235,200         3,514
   Seacoast Banking                    93,500         3,084
   Student Loan                        43,800         2,930
   Washington Federal                 134,460         3,429
   West Coast Bancorp-Oregon          257,153         3,330
   White Mountains Insurance Group      4,000         1,384
   Wilmington Trust                    19,700         1,258
                                                  ---------
                                                     61,672
                                                  ---------
HEALTH CARE (6.2%)
   Alpharma, Cl A                     475,029        12,184
   Cambrex                            123,800         6,612
   Mentor                             261,700         6,930
                                                  ---------
                                                     25,726
                                                  ---------
SERVICES (3.3%)
   Pittston Brink's Group             570,200        13,400
                                                  ---------
TECHNOLOGY (3.7%)
   Autodesk                           335,300        10,237
   Fair Isaac                          25,500         1,913
   Helix Technology                   117,600         3,319
                                                  ---------
                                                     15,469
                                                  ---------
TRANSPORTATION (4.7%)
   CHC Helicopter, Cl A                47,200           662
   Gatx                               161,200         6,493
   Knightsbridge Tankers               68,400         1,726
   Oshkosh Truck                      117,500         4,384
   USFreightways                      126,300         3,584
   Wabash National                    235,300         2,718
                                                  ---------
                                                     19,567
                                                  ---------
Total Common Stocks
   (Cost $313,339)                                  352,347
                                                  ---------
CASH EQUIVALENT (0.0%)
   SEI Daily Income Trust Prime
      Obligation Fund                  37,201            37
                                                  ---------
Total Cash Equivalent
   (Cost $37)                                            37
                                                  ---------


--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (17.3%)
   Morgan Stanley Dean Witter
      4.100%, dated 05/31/01, matures
      06/01/01, repurchase price
      $71,480,073 (collateralized by
      FNMA obligations: total market
      value $73,283,038) (D)          $71,472     $  71,472
                                                  ---------
Total Repurchase Agreement
   (Cost $71,472)                                    71,472
                                                  ---------
Total Investments (102.6%)
   (Cost $384,848)                                  423,856
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (-2.6%)           (10,789)
                                                  ---------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization -- no par value)
   based on 32,925,474 outstanding shares
   of beneficial interest                           406,555
Fund shares of the Flex Shares
   (unlimited authorization -- no par value)
   based on 918,732 outstanding shares
   of beneficial interest                            19,242
Undistributed net investment income                   1,410
Accumulated net realized loss
   on investments                                   (53,148)
Net unrealized appreciation on investments           39,008
                                                  ---------
Total Net Assets (100.0%)                          $413,067
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $12.21
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $12.15
                                                  =========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001



TAX SENSITIVE GROWTH STOCK FUND


--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
BASIC MATERIALS (2.6%)
   Alcoa                              227,910    $    9,834
   E.I. du Pont de Nemours            175,000         8,120
                                                  ---------
                                                     17,954
                                                  ---------
CAPITAL GOODS (12.6%)
   Applied Materials*                 210,703        10,520
   Boeing                             125,000         7,861
   General Electric                   529,344        25,938
   Honeywell International             50,000         2,420
   Minnesota Mining & Manufacturing    72,566         8,605
   Tyco International                 225,102        12,932
   United Technologies                233,080        19,418
                                                  ---------
                                                     87,694
                                                  ---------
COMMUNICATION SERVICES (6.5%)
   AT&T                               150,000         3,175
   AudioCodes*                        150,000         1,194
   BellSouth                           52,443         2,162
   JDS Uniphase*                      437,597         7,312
   Nortel Networks                    198,410         2,645
   Qualcomm*                           51,262         3,114
   Qwest Communications
      International*                  150,000         5,511
   SBC Communications                 167,743         7,221
   Verizon Communications             125,000         6,856
   Viasat*                            342,800         5,972
                                                  ---------
                                                     45,162
                                                  ---------
COMPUTER SOFTWARE (2.6%)
   Oracle*                            541,308         8,282
   Veritas Software*                  150,000         9,886
                                                  ---------
                                                     18,168
                                                  ---------
CONSUMER CYCLICALS (11.7%)
   AOL Time Warner*                   265,167        13,850
   Charlotte Russe Holding*           175,000         4,816
   Christopher & Banks*               175,000         6,748
   Dress Barn*                        125,000         3,140
   Ford Motor*                        214,688         5,228
   Harley-Davidson                    175,000         8,220
   Home Depot                         167,813         8,271
   Liz Claiborne                       50,000         7,765
   Target                              75,000         2,835
   Walgreen                           111,339         4,475
   Wal-Mart Stores                    255,881        13,242
   Walt Disney                         75,000         2,371
                                                  ---------
                                                     80,961
                                                  ---------
CONSUMER STAPLES (5.8%)
   Anheuser-Busch                      50,000         2,200
   Coca-Cola                          188,246         8,923
   McDonald's                          89,670         2,715



--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES--CONTINUED
   Philip Morris                      179,774    $    9,242
   Procter & Gamble                   100,000         6,424
   Sysco                              350,000        10,405
                                                  ---------
                                                     39,909
                                                  ---------
ENERGY (7.0%)
   Apache                              75,000         4,466
   Chevron                            125,632        12,067
   El Paso                             35,000         2,132
   Enron                               60,000         3,175
   Exxon Mobil                        211,809        18,798
   Royal Dutch Petroleum,
      NY Shares                       134,975         8,231
                                                  ---------
                                                     48,869
                                                  ---------
FINANCE (17.4%)
   American Express                   126,180         5,315
   American International Group       157,277        12,739
   Bank of America                    112,371         6,658
   Bank of New York                   100,000         5,461
   Bank One                            75,000         2,970
   Charles Schwab                     115,770         2,176
   Citigroup                          370,946        19,011
   Fannie Mae                         172,521        14,223
   FleetBoston Financial               75,000         3,119
   Freddie Mac                        150,000         9,930
   JP Morgan Chase                    100,551         4,942
   Paychex                             72,898         2,801
   US Bancorp                         100,000         2,230
   USA Education                      125,000         8,764
   Washington Mutual                  225,000         8,015
   Wells Fargo                        258,269        12,159
                                                  ---------
                                                    120,513
                                                  ---------
HEALTH CARE (14.4%)
   Abbott Laboratories                127,294         6,617
   American Home Products              77,640         4,915
   Amgen*                              75,000         4,979
   Biomet                             175,000         7,817
   Bristol-Myers Squibb               117,495         6,373
   Eli Lilly                          100,000         8,470
   Johnson & Johnson                  100,866         9,779
   Medtronic                           96,963         4,167
   Merck                              104,572         7,633
   Pfizer                             350,793        15,046
   Pharmacia                          100,000         4,856
   Schering-Plough                    121,383         5,092
   Tenet Healthcare*                  150,000         6,824
   UnitedHealth Group                 125,000         7,188
                                                  ---------
                                                     99,756
                                                  ---------

--------------------------------------------------------------------------------
                                  SHARES/FACE
                                 AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY (15.8%)
   Ansys*                             190,000    $    3,046
   Automatic Data Processing           50,000         2,687
   Catapult Communications*           100,000         3,200
   Cisco Systems*                     704,479        13,568
   DSP Group*                         150,000         2,705
   EMC-Mass                           274,720         8,681
   Hewlett-Packard                    100,000         2,932
   Intel                              384,886        10,396
   International Business Machines     64,885         7,254
   Linear Technology                  146,291         7,022
   Micrel*                            150,000         4,578
   Microchip Technology*              150,000         3,442
   Microsoft*                         334,428        23,136
   SBS Technologies*                  295,000         5,413
   Sun Microsystems*                  290,850         4,790
   Texas Instruments                  104,618         3,570
   Zoran*                             175,000         3,304
                                                  ---------
                                                    109,724
                                                  ---------
Total Common Stocks
   (Cost $587,107)                                  668,710
                                                  ---------
REPURCHASE AGREEMENT (3.0%)
   Morgan Stanley Dean Witter
      4.100%, dated 05/31/01, matures
      06/01/01, repurchase price $21,171,392
      (collateralized by FHLMC and FNMA
      obligations: total market value
      $21,596,802)(D)                 $21,169        21,169
                                                  ---------
Total Repurchase Agreement
   (Cost $21,169)                                    21,169
                                                  ---------
Total Investments (99.4%)
   (Cost $608,276)                                  689,879
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (0.6%)              3,928
                                                  ---------



--------------------------------------------------------------------------------
                                                 VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization -- no par value)
   based on 17,211,896 outstanding shares
   of beneficial interest                          $497,651
Fund shares of the Flex Shares
   (unlimited authorization -- no par value)
   based on 8,945,258 outstanding shares
   of beneficial interest                           286,709
Accumulated net investment loss                      (1,389)
Accumulated net realized loss
   on investments                                  (170,767)
Net unrealized appreciation on investments           81,603
                                                  ---------
Total Net Assets (100.0%)                          $693,807
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $26.74
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $26.10
                                                  =========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001


VALUE INCOME STOCK FUND

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.9%)
BASIC MATERIALS (5.3%)
   Alcoa                              204,700    $    8,833
   International Paper                433,600        16,585
   Praxair                            165,700         8,333
   Rohm & Haas                        354,000        11,753
                                                  ---------
                                                     45,504
                                                  ---------
CAPITAL GOODS (15.9%)
   Avnet                              293,200         7,224
   Cooper Industries                  130,700         4,971
   Dover                              648,700        27,498
   Emerson Electric                   131,500         8,904
   General Dynamics                   123,300         9,558
   Honeywell International            186,400         9,022
   Ingersoll-Rand                     206,800        10,206
   Koninklijke Philips Electronics,
      NY Shares                       450,400        12,476
   Minnesota Mining
      & Manufacturing                  77,100         9,143
   Rockwell International             198,600         9,334
   Tyco International                 347,000        19,935
   W.W. Grainger                      178,900         7,906
                                                  ---------
                                                    136,177
                                                  ---------
COMMUNICATION SERVICES (7.6%)
   Alltel                             171,800         9,963
   CenturyTel                         267,700         7,613
   SBC Communications                 521,100        22,433
   Sprint (FON Group)                  87,000         1,767
   Verizon Communications             420,410        23,059
                                                  ---------
                                                     64,835
                                                  ---------
CONSUMER CYCLICALS (8.3%)
   Gannett                            206,400        13,680
   Gap                                263,100         8,156
   Genuine Parts                      265,500         7,585
   Limited                            593,000         9,666
   Masco                              345,700         8,076
   McGraw-Hill                        244,800        15,701
   Nike, Cl B                         209,800         8,623
                                                  ---------
                                                     71,487
                                                  ---------
CONSUMER STAPLES (5.3%)
   Clorox                             310,500        10,756
   Kimberly-Clark                     284,600        17,204
   PepsiCo                            390,600        17,483
                                                  ---------
                                                     45,443
                                                  ---------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY (13.8%)
   BP ADR                             441,200     $  23,556
   Conoco, Cl B                       660,484        20,607
   El Paso                            234,527        14,283
   Exxon Mobil                        328,200        29,128
   Phillips Petroleum                 221,200        14,321
   Texaco                             223,000        15,922
                                                  ---------
                                                    117,817
                                                  ---------
FINANCE (21.2%)
   Allstate                           337,400        15,190
   AMBAC Financial Group              155,100         8,693
   American Express                   271,700        11,444
   American General                   199,200         9,010
   Amsouth Bancorporation             438,468         8,063
   Bank of America                    153,900         9,119
   Chubb                              239,300        18,031
   Citigroup                          539,500        27,649
   FleetBoston Financial              326,547        13,581
   Jefferson-Pilot                    172,800         8,189
   JP Morgan Chase                    276,325        13,581
   Keycorp                            262,000         6,230
   Morgan Stanley Dean Witter         129,700         8,432
   PNC Financial Services Group       247,100        17,112
   Torchmark                          195,300         7,406
                                                  ---------
                                                    181,730
                                                  ---------
HEALTH CARE (7.7%)
   Baxter International               268,800        13,273
   Becton Dickinson                   262,900         9,025
   Johnson & Johnson                  174,800        16,947
   Pharmacia                          346,194        16,811
   Schering-Plough                    237,500         9,963
                                                  ---------
                                                     66,019
                                                  ---------
TECHNOLOGY (3.2%)
   Electronic Data Systems            222,900        13,653
   International Business Machines    123,800        13,841
                                                  ---------
                                                     27,494
                                                  ---------
UTILITIES (3.6%)
   Duke Energy                        326,500        14,928
   Scana                              234,217         6,722
   Williams                           228,300         8,995
                                                  ---------
                                                     30,645
                                                  ---------
Total Common Stocks
   (Cost $669,655)                                  787,151
                                                  ---------

--------------------------------------------------------------------------------
                                      FACE AMOUNT
                                         (000)   VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (8.4%)
Greenwich Capital
   4.110%, dated 05/31/01, matures
   06/01/01, repurchase price $30,224,952
   (collateralized by FHLMC and FNMA
   obligations: total market value
   $30,828,949) (D)                   $30,222     $  30,222
UBS Warburg
   4.110%, dated 05/31/01, matures
   06/01/01, repurchase price
   $41,237,018 (collateralized by
   FHLMC obligation: total market
   value $42,058,040) (D)              41,232        41,232
                                                  ---------
Total Repurchase Agreements
   (Cost $71,454)                                    71,454
                                                  ---------
Total Investments (100.3%)
   (Cost $741,109)                                  858,605
                                                  ---------
OTHER ASSETS AND LIABILITIES, NET (-0.3%)            (2,284)
                                                  ---------


--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization -- no par value) based
   on 60,698,657 outstanding shares
   of beneficial interest                          $744,880
Fund shares of the Investor Shares
   (unlimited authorization -- no par value)
   based on 7,393,153 outstanding shares
   of beneficial interest                            94,086
Fund shares of the Flex Shares
   (unlimited authorization -- no par value) based
   on 5,751,870 outstanding shares
   of beneficial interest 102,336
Undistributed net investment income                   1,795
Accumulated net realized loss
   on investments                                  (204,272)
Net unrealized appreciation on investments          117,496
                                                  ---------
Total Net Assets (100.0%)                          $856,321
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $11.61
                                                  ---------
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                      $11.58
                                                  =========
Maximum Offering Price Per Share --
   Investor Shares ($11.58 / 96.25%)                 $12.03
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $11.46
                                                  =========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 64.

================================================================================


                          KEY TO ABBREVIATIONS USED IN
                        THE STATEMENTS OF NET ASSETS AND
                             SCHEDULE OF INVESTMENTS

ADR           American Depository Receipt
Cl            Class
CV            Convertible Security
FHLMC         Federal Home Loan Mortgage Corporation
FNMA          Federal National Mortgage Association
GNMA          Government National Mortgage Association
MTN           Medium Term Note
RNC           Risparmio Non-Convertible
Ser           Series
*             Non-income producing security
(A)           Zero Coupon Bond. The rate reported is the effective yield at time of purchase.
(B)           Private Placement Security
(C)           Adjustable rate security. The rate reported on the Statement of
              Net Assets is the rate in effect on May 31, 2001.
(D)           Tri-Party Repurchase Agreement
(1)           The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see Notes to the Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.

STATEMENT OF ASSETS AND LIABILITIES (000)
================================================================================
STI CLASSIC EQUITY FUNDS May 31, 2001


                                                                                          -----------
                                                                                          E-COMMERCE
                                                                                          OPPORTUNITY
                                                                                             FUND
                                                                                          -----------
Assets:
   Investments at Market Value (Cost $91,948) ..........................................   $ 94,029
   Receivable for Investment Securities Sold ...........................................     27,519
   Receivable for Portfolio Shares Purchased ...........................................        199
   Accrued Income ......................................................................         36
                                                                                           --------
   Total Assets ........................................................................    121,783
                                                                                           --------
Liabilities:
   Payable for Investment Securities Purchased .........................................     11,069
   Accrued Expenses ....................................................................        951
   Payable for Portfolio Shares Redeemed ...............................................        433
   Payable to Custodian Bank ...........................................................        181
                                                                                           --------
   Total Liabilities ...................................................................     12,634
                                                                                           --------
   Total Net Assets ....................................................................   $109,149
                                                                                           ========

Net Assets:
   Fund shares of the Trust Shares (unlimited authorization -- no par value)
      based on 6,523,816 outstanding shares of beneficial interest .....................   $114,948
   Fund shares of the Flex Shares (unlimited authorization -- no par value)
      based on 1,680,828 outstanding shares of beneficial interest .....................     32,313
   Accumulated net realized loss on investments ........................................    (40,193)
   Net unrealized appreciation on investments ..........................................      2,081
                                                                                           --------
   Total Net Assets ....................................................................   $109,149
                                                                                           ========
Net Asset Value, Offering and Redemption Price Per Share -- Trust Shares ................    $13.34
                                                                                             ======
Net Asset Value, Offering and Redemption Price Per Share -- Flex Shares (1) .............    $13.15
                                                                                             ======

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
================================================================================
STI CLASSIC EQUITY FUNDS FOR THE YEAR ENDED MAY 31, 2001


                                                                                            CAPITAL     E-COMMERCE    GROWTH AND
                                                                             BALANCED    APPRECIATION   OPPORTUNITY     INCOME
                                                                               FUND          FUND          FUND          FUND
                                                                           ------------  ------------   -----------   ----------
Income:
   Dividend Income ......................................................   $  1,291      $  10,818      $    198      $ 13,833
   Interest Income ......................................................      8,150          2,571           849           899
   Less: Foreign Taxes Withheld .........................................        --              --            --            --
                                                                            --------      ---------      --------      --------
   Total Income .........................................................      9,441         13,389         1,047        14,732
                                                                            --------      ---------      --------      --------
Expenses:
   Investment Advisory Fees .............................................      2,750         16,656         1,541         8,959
   Administrator Fees ...................................................        203          1,013            98           697
   Transfer Agent Fees-- Trust Shares ...................................         19             19            17            17
   Transfer Agent Fees-- Investor Shares ................................         19            128            --            47
   Transfer Agent Fees-- Flex Shares ....................................         71            174            67           106
   Transfer Agent Out of Pocket Expenses ................................         18             86             9            60
   Printing Fees ........................................................         14             69             7            17
   Custody Fees .........................................................          7             36             4            26
   Professional Fees ....................................................         12             59             6            42
   Trustee Fees .........................................................          3             14             1            10
   Registration Fees ....................................................          8             68             2            15
   Distribution Fees-- Investor Shares ..................................         25          1,539            --           104
   Distribution Fees-- Flex Shares ......................................        626          1,138           254           658
   Insurance and Other Fees .............................................         15             71            --            --
                                                                            --------      ---------      --------      --------
   Total Expenses .......................................................      3,790         21,070         2,006        10,758
                                                                            --------      ---------      --------      --------
   Less: Investment Advisory Fees Waived ................................       (113)          (458)           (5)           --
            Distribution Fees Waived-- Investor Shares ..................        (16)          (196)           --           (71)
            Distribution Fees Waived-- Flex Shares ......................        (30)           (36)          (50)         (143)
                                                                            --------      ---------      --------      --------
   Net Expenses .........................................................      3,631         20,380         1,951        10,544
                                                                            --------      ---------      --------      --------
   Net Investment Income (Loss) .........................................      5,810         (6,991)         (904)        4,188
                                                                            --------      ---------      --------      --------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments ...............................         --             --            --            --
   Net Realized Gain (Loss) on Securities Sold ..........................      7,461        102,081       (31,392)         (705)
   Net Realized Loss on Foreign Currency Transactions ...................         --             --            --            --
   Net Change in Unrealized Depreciation on Foreign Currency and
          Translation of Other Assets and Liabilities in Foreign Currency         --             --            --            --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ..     (3,904)      (148,100)        5,519        (3,199)
                                                                            --------      ---------      --------      --------
   Total Net Realized and Unrealized Gain (Loss) on Investments .........      3,557        (46,019)      (25,873)       (3,904)
                                                                            --------      ---------      --------      --------
   Net Increase (Decrease) in Net Assets from Operations ................   $  9,367      $ (53,010)     $(26,777)     $    284
                                                                            ========      =========      ========      ========


                                                                            INTERNATIONAL  INTERNATIONAL      LIFE VISION
                                                                               EQUITY         EQUITY        AGGRESSIVE GROWTH
                                                                                FUND        INDEX FUND            FUND
                                                                            -------------  -------------    -----------------
Income:
   Dividend Income ......................................................     $  5,446       $  4,869            $   263
   Interest Income ......................................................          121             --                 --
   Less: Foreign Taxes Withheld .........................................         (473)          (426)                --
                                                                              --------       --------            -------
   Total Income .........................................................        5,094          4,443                263
                                                                              --------       --------            -------
Expenses:
   Investment Advisory Fees .............................................        3,251          2,726                 50
   Administrator Fees ...................................................          182            212                 14
   Transfer Agent Fees-- Trust Shares ...................................           16             18                 16
   Transfer Agent Fees-- Investor Shares ................................           22             19                 --
   Transfer Agent Fees-- Flex Shares ....................................           28             22                 --
   Transfer Agent Out of Pocket Expenses ................................           13             23                  1
   Printing Fees ........................................................           12             14                  1
   Custody Fees .........................................................          289            428                 --
   Professional Fees ....................................................            8              9                  1
   Trustee Fees .........................................................            3              3                 --
   Registration Fees ....................................................           --             --                  1
   Distribution Fees-- Investor Shares ..................................           23             11                 --
   Distribution Fees-- Flex Shares ......................................           73             40                 --
   Insurance and Other Fees .............................................           13             46                  3
                                                                              --------       --------            -------
   Total Expenses .......................................................        3,933          3,571                 87
                                                                              --------       --------            -------
   Less: Investment Advisory Fees Waived ................................           (6)          (261)               (36)
            Distribution Fees Waived-- Investor Shares ..................          (16)           (11)                --
            Distribution Fees Waived-- Flex Shares ......................           (8)            (2)                --
                                                                              --------       --------            -------
   Net Expenses .........................................................        3,903          3,297                 51
                                                                              --------       --------            -------
   Net Investment Income (Loss) .........................................        1,191          1,146                212
                                                                              --------       --------            -------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments ...............................           --             --                165
   Net Realized Gain (Loss) on Securities Sold ..........................      (11,441)       (22,445)             1,870
   Net Realized Loss on Foreign Currency Transactions ...................         (517)          (347)                --
   Net Change in Unrealized Depreciation on Foreign Currency and
          Translation of Other Assets and Liabilities in Foreign Currency         (600)           (19)                --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ..      (17,398)       (40,574)            (1,422)
                                                                              --------       --------            -------
   Total Net Realized and Unrealized Gain (Loss) on Investments .........      (29,956)       (63,385)               613
                                                                              --------       --------            -------
   Net Increase (Decrease) in Net Assets from Operations ................     $(28,765)      $(62,239)           $   825
                                                                              ========       ========            =======

Amounts designated as "--" are either $0 or have been rounded to $0.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

66 & 67

STATEMENTS OF OPERATIONS (000)
================================================================================
STI CLASSIC EQUITY FUNDS FOR THE YEAR ENDED MAY 31, 2001


                                                                        LIFE VISION     LIFE VISION       MID-CAP    SMALL CAP
                                                                     GROWTH AND INCOME    MODERATE        EQUITY    GROWTH STOCK
                                                                           FUND          GROWTH FUND       FUND        FUND
                                                                        --------------  ------------     ---------  -----------
Income:
   Dividend Income .....................................................  $1,009         $  2,444       $  1,027      $  1,238
   Interest Income .....................................................      --               --            992           269
                                                                          ------         --------       --------       -------
   Total Income ........................................................   1,009            2,444          2,019         1,507
                                                                          ------         --------       --------       -------
Expenses:
   Investment Advisory Fees ............................................      95              185          2,392         6,113
   Administrator Fees ..................................................      27               52            146           372
   Transfer Agent Fees-- Trust Shares ..................................      15               15             17            24
   Transfer Agent Fees-- Investor Shares ...............................      --               --             25            41
   Transfer Agent Fees-- Flex Shares ...................................      --               --             30            39
   Transfer Agent Out of Pocket Expenses ...............................       2                4             13            32
   Printing Fees .......................................................      --                4             10            19
   Custody Fees ........................................................       2                2              6            13
   Professional Fees ...................................................       2                3              8            22
   Trustee Fees ........................................................      --                1              2             5
   Registration Fees ...................................................       2                3              6            38
   Distribution Fees-- Investor Shares .................................      --               --             57           163
   Distribution Fees-- Flex Shares .....................................      --               --            134           253
   Insurance and Other Fees ............................................       3                4              1            --
                                                                          ------         --------       --------       -------
   Total Expenses ......................................................     148              273          2,847         7,134
                                                                          ------         --------       --------       -------
   Less: Investment Advisory Fees Waived ...............................     (52)             (85)           (77)          (50)
            Distribution Fees Waived-- Investor Shares .................      --               --            (21)          (83)
            Distribution Fees Waived-- Flex Shares .....................      --               --            (22)          (23)
                                                                          ------         --------       --------       -------
   Net Expenses ........................................................      96              188          2,727         6,978
                                                                          ------         --------       --------       -------
   Net Investment Income (Loss) ........................................     913            2,256          (708)       (5,471)
                                                                          ------         --------       --------       -------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments ..............................     298              490             --            --
   Net Realized Gain (Loss) on Securities Sold .........................     412            3,951          6,260        27,514
   Net Change in Unrealized Appreciation (Depreciation) on Investments..     421           (3,417)       (21,026)       19,085
                                                                          ------         --------       --------       -------

   Total Net Realized and Unrealized Gain (Loss) on Investments ........   1,131            1,024        (14,766)       46,599
                                                                          ------         --------       --------       -------

   Net Increase (Decrease) in Net Assets from Operations ...............  $2,044         $  3,280       $(15,474)      $41,128
                                                                          ======         ========       ========       =======


                                                                                 SMALL CAP   TAX SENSITIVE       VALUE
                                                                                VALUE EQUITY   GROWTH STOCK    INCOME STOCK
                                                                                   FUND           FUND            FUND
                                                                                -----------  -------------    ------------
Income:
   Dividend Income .............................................................   $ 6,344      $   9,260      $ 19,499
   Interest Income .............................................................     1,485          1,120         3,801
                                                                                   -------      ---------      --------
   Total Income ................................................................     7,829         10,380        23,300
                                                                                   -------      ---------      --------
Expenses:
   Investment Advisory Fees ....................................................     3,026         10,469         7,155
   Administrator Fees ..........................................................       184            637           626
   Transfer Agent Fees-- Trust Shares ..........................................        18             17            20
   Transfer Agent Fees-- Investor Shares .......................................        --             --            73
   Transfer Agent Fees-- Flex Shares ...........................................        35            264           104
   Transfer Agent Out of Pocket Expenses .......................................        16             55            55
   Printing Fees ...............................................................        16             42            41
   Custody Fees ................................................................         7             23            22
   Professional Fees ...........................................................        13             37            37
   Trustee Fees ................................................................         2              9             9
   Registration Fees ...........................................................        19             23            28
   Distribution Fees-- Investor Shares .........................................        --             --           293
   Distribution Fees-- Flex Shares .............................................        86          2,828           672
   Insurance and Other Fees ....................................................        11             77            67
                                                                                   -------      ---------      --------
   Total Expenses ..............................................................     3,433         14,481         9,202
                                                                                   -------      ---------      --------
   Less: Investment Advisory Fees Waived .......................................       (21)           (93)           --
            Distribution Fees Waived -- Investor Shares .........................       --             --           (25)
            Distribution Fees Waived -- Flex Shares .............................      (30)           (96)          (27)
                                                                                   -------      ---------      --------
   Net Expenses ................................................................     3,382         14,292         9,150
                                                                                   -------      ---------      --------
   Net Investment Income (Loss) ................................................     4,447         (3,912)       14,150
                                                                                   -------      ---------       -------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments ......................................        --             --            --
   Net Realized Gain (Loss) on Securities Sold .................................      (981)      (151,967)      (34,203)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .........    75,340        (36,773)      127,456
                                                                                   -------      ---------      --------

   Total Net Realized and Unrealized Gain (Loss) on Investments ................    74,359       (188,740)       93,253
                                                                                   -------      ---------      --------

   Net Increase (Decrease) in Net Assets from Operations .......................   $78,806      $(192,652)     $107,403
                                                                                   =======      =========      ========

Amounts designated as "--" are either $0 or have been rounded to $0.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.

68 & 69

STATEMENTS OF CHANGES IN NET ASSETS (000)
================================================================================
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31,



                                                                                                 CAPITAL
                                                                      BALANCED FUND          APPRECIATION FUND
                                                                 ---------------------    -----------------------
                                                                  06/01/00-  06/01/99-     06/01/00-    06/01/99-
                                                                  05/31/01   05/31/00      05/31/01     05/31/00
                                                                 ----------  ---------    ----------    ---------
Operations:
  Net Investment Income (Loss) ................................   $   5,810   $  6,981     $   (6,991)  $  (1,560)
  Capital Gain Received from Investments ......................          --         --             --          --
  Net Realized Gain (Loss) on Securities Sold .................       7,461      5,831        102,081     240,075
  Net Realized Loss on Foreign Currency Transactions ..........          --         --             --          --
  Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currency and Translation of Other Assets and
     Liabilities in Foreign Currency ..........................          --         --             --          --
  Net Change in Unrealized Appreciation (Depreciation)
     on Investments ...........................................      (3,904)       755       (148,100)    (89,037)
                                                                   --------  ---------     ----------  ----------
  Increase (Decrease) in Net Assets from Operations ...........       9,367     13,567        (53,010)    149,478
                                                                   --------  ---------     ----------  ----------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ..............................................      (5,165)    (5,433)            --          --
    Investor Shares ...........................................        (180)      (248)            --          --
    Flex Shares ...............................................        (821)      (950)            --          --
  Capital Gains:
    Trust Shares ..............................................      (4,937)    (4,291)      (186,922)    (88,647)
    Investor Shares ...........................................        (191)      (233)       (39,562)    (16,187)
    Flex Shares ...............................................      (1,368)    (1,444)       (20,425)     (8,873)
                                                                   --------  ---------     ----------  ----------
  Total Distributions .........................................     (12,662)   (12,599)      (246,909)   (113,707)
                                                                   --------  ---------     ----------  ----------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ...............................      55,417     93,109        244,831     313,347
    Shares Issued in Connection with Fund Reorganizations .....          --         --        228,414          --
    Reinvestment of Cash Distributions ........................       9,950      9,575        173,461      83,171
    Cost of Shares Repurchased ................................     (77,211)  (131,695)      (539,484) (1,096,316)
                                                                   --------  ---------     ----------  ----------
Increase (Decrease) in Net Assets From Trust Share
          Transactions ........................................     (11,844)   (29,011)       107,222    (699,798)
                                                                   --------  ---------     ----------  ----------
  Investor Shares:
    Proceeds from Shares Issued ...............................         459      1,969          6,569      12,858
    Shares Issued in Connection with ESC Merger ...............          --         --             --          --
    Reinvestment of Cash Distributions ........................         366        477         38,862      15,949
    Cost of Shares Repurchased ................................      (2,529)    (7,771)       (45,950)    (93,208)
                                                                   --------  ---------     ----------  ----------
Increase (Decrease) in Net Assets From Investor Share
       Transactions ...........................................      (1,704)    (5,325)          (519)    (64,401)
                                                                   --------  ---------     ----------  ----------
  Flex Shares:
    Proceeds from Shares Issued ...............................      21,023     26,174         19,049      29,168
    Shares Issued in Connection with Fund Reorganizations .....          --         --          5,868          --
    Shares Issued in Connection with ESC Merger ...............          --         --             --          --
    Reinvestment of Cash Distributions ........................       2,109      2,328         20,065       8,732
    Cost of Shares Repurchased ................................     (18,898)   (37,791)       (35,295)    (73,027)
                                                                   --------  ---------     ----------  ----------
 Increase (Decrease) in Net Assets From Flex Share
       Transactions ...........................................       4,234     (9,289)         9,687     (35,127)
                                                                   --------  ---------     ----------  ----------
    Increase (Decrease) in Net Assets From Share
       Transactions ...........................................      (9,314)   (43,625)       116,390    (799,326)
                                                                   --------  ---------     ----------  ----------
      Total Increase (Decrease) in Net Assets .................     (12,609)   (42,657)      (183,529)   (763,555)
                                                                   --------  ---------     ----------  ----------
Net Assets:
  Beginning of Period .........................................     297,583    340,240      1,676,507   2,440,062
                                                                   --------  ---------     ----------  ----------
  End of Period ...............................................    $284,974  $ 297,583     $1,492,978  $1,676,507
                                                                   ========  =========     ==========  ==========


                                                               E-COMMERCE                                         INTERNATIONAL
                                                               OPPORTUNITY               GROWTH AND                  EQUITY
                                                                  FUND                   INCOME FUND                  FUND
                                                           ----------------------   ---------------------   -----------------------
                                                            06/01/00-  09/30/99*-    06/01/00-  06/01/99-    06/01/00-    06/01/99-
                                                            05/31/01   05/31/00      05/31/01   05/31/00     05/31/01     05/31/00
                                                           ---------- -----------   ---------- ----------   ----------    ---------
Operations:
  Net Investment Income (Loss) ...........................  $  (904)   $   (323)    $  4,188     $ 5,647     $  1,191     $   2,936
  Capital Gain Received from Investments .................       --          --           --          --           --            --
  Net Realized Gain (Loss) on Securities Sold ............  (31,392)     (8,801)        (705)     28,329      (11,441)       76,552
  Net Realized Loss on Foreign Currency Transactions .....       --          --           --          --         (517)       (5,581)
  Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currency and Translation of Other Assets and
     Liabilities in Foreign Currency .....................       --          --           --          --         (600)          565
  Net Change in Unrealized Appreciation (Depreciation)
     on Investments ......................................    5,519      (3,438)      (3,199)      1,238      (17,398)      (31,341)
                                                           --------    --------     --------    --------     --------      --------
  Increase (Decrease) in Net Assets from Operations ......  (26,777)    (12,562)         284      35,214      (28,765)       43,131
                                                           --------    --------     --------    --------     --------      --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .........................................       --          --       (4,781)     (4,628)        (877)       (2,937)
    Investor Shares ......................................       --          --         (150)       (188)          --           (22)
    Flex Shares ..........................................       --          --           --          --           --            --
  Capital Gains:
    Trust Shares .........................................       --          --      (24,395)    (44,093)     (23,931)      (70,119)
    Investor Shares ......................................       --          --       (1,167)     (2,546)        (847)       (1,670)
    Flex Shares ..........................................       --          --       (1,712)     (2,921)        (902)       (2,014)
                                                           --------    --------     --------    --------     --------      --------
  Total Distributions ....................................       --          --      (32,205)    (54,376)     (26,557)      (76,762)
                                                           --------    --------     --------    --------     --------      --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..........................   41,035     140,662      243,507     367,032       53,266        66,686
    Shares Issued in Connection with Fund Reorganizations        --          --           --          --           --        21,915
    Reinvestment of Cash Distributions ...................       --          --       20,958      34,372       21,730        66,001
    Cost of Shares Repurchased ...........................  (39,461)    (26,252)    (253,423)   (134,326)    (114,255)     (396,524)
                                                           --------    --------     --------    --------     --------      --------
Increase (Decrease) in Net Assets From Trust Share
          Transactions ...................................    1,574     114,410       11,042     267,078      (39,259)     (241,922)
                                                           --------    --------     --------    --------     --------      --------
  Investor Shares:
    Proceeds from Shares Issued ..........................       --          --        5,435      17,046       35,555         1,176
    Shares Issued in Connection with ESC Merger ..........       --          --           --       7,989           --         1,242
    Reinvestment of Cash Distributions ...................       --          --        1,186       2,496          807         1,683
    Cost of Shares Repurchased ...........................       --          --       (7,839)    (20,339)     (37,661)       (7,206)
                                                           --------    --------     --------    --------     --------      --------
Increase (Decrease) in Net Assets From Investor Share
       Transactions ......................................       --          --       (1,218)      7,192       (1,299)       (3,105)
                                                           --------    --------     --------    --------     --------      --------
  Flex Shares:
    Proceeds from Shares Issued ..........................   14,430      25,730       32,257      37,577        6,441         2,028
    Shares Issued in Connection with Fund Reorganizations        --          --           --          --           --            --
    Shares Issued in Connection with ESC Merger ..........       --          --           --       1,536           --           666
    Reinvestment of Cash Distributions ...................       --          --        1,665       2,843          886         1,975
    Cost of Shares Repurchased ...........................   (6,704)       (952)     (15,848)    (13,227)      (8,498)      (10,061)
                                                           --------    --------     --------    --------     --------      --------
 Increase (Decrease) in Net Assets From Flex Share
       Transactions ......................................    7,726      24,778       18,074      28,729       (1,171)       (5,392)
                                                           --------    --------     --------    --------     --------      --------
    Increase (Decrease) in Net Assets From Share
       Transactions ......................................    9,300     139,188       27,898     302,999      (41,729)     (250,419)
                                                           --------    --------     --------    --------     --------      --------
      Total Increase (Decrease) in Net Assets ............  (17,477)    126,626       (4,023)    283,837      (97,051)     (284,050)
                                                           --------    --------     --------    --------     --------      --------
Net Assets:
  Beginning of Period ....................................  126,626          --      990,237     706,400      320,453       604,503
                                                           --------    --------     --------    --------     --------      --------
  End of Period .......................................... $109,149    $126,626     $986,214    $990,237     $223,402      $320,453
                                                           ========    ========     ========    ========     ========      ========


                                                                       INTERNATIONAL             LIFE VISION
                                                                          EQUITY                 AGGRESSIVE
                                                                        INDEX FUND               GROWTH FUND
                                                                   ---------------------   ----------------------
                                                                   06/01/00-   06/01/99-    06/01/00-   06/01/99-
                                                                   05/31/01    05/31/00     05/31/01    05/31/00
                                                                   ---------  ----------   ----------- ----------
Operations:
  Net Investment Income (Loss) .................................  $   1,146   $   1,346      $  212      $    87
  Capital Gain Received from Investments .......................         --          --         165          780
  Net Realized Gain (Loss) on Securities Sold ..................    (22,445)      2,725       1,870          158
  Net Realized Loss on Foreign Currency Transactions ...........       (347)       (534)         --           --
  Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currency and Translation of Other Assets and
     Liabilities in Foreign Currency ...........................        (19)        116          --           --
  Net Change in Unrealized Appreciation (Depreciation)
     on Investments ............................................    (40,574)         37      (1,422)         461
                                                                   --------    --------     -------      -------
  Increase (Decrease) in Net Assets from Operations ............    (62,239)      3,690         825        1,486
                                                                   --------    --------     -------      -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ...............................................     (1,603)       (276)       (220)         (88)
    Investor Shares ............................................         --          --          --           --
    Flex Shares ................................................         --          --          --           --
  Capital Gains:
    Trust Shares ...............................................     (2,188)       (863)     (2,504)        (807)
    Investor Shares ............................................        (28)        (41)         --           --
    Flex Shares ................................................        (45)        (21)         --           --
                                                                   --------    --------     -------      -------
  Total Distributions ..........................................     (3,864)     (1,201)     (2,724)        (895)
                                                                   --------    --------     -------      -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ................................     92,148     297,168      14,367       11,078
    Shares Issued in Connection with Fund Reorganizations ......         --          --          --           --
    Reinvestment of Cash Distributions .........................      2,830       1,011       2,711          894
    Cost of Shares Repurchased .................................   (134,833)    (33,456)     (9,655)     (12,850)
                                                                   --------    --------     -------      -------
Increase (Decrease) in Net Assets From Trust Share
          Transactions .........................................    (39,855)    264,723       7,423         (878)
                                                                   --------    --------     -------      -------
  Investor Shares:
    Proceeds from Shares Issued ................................     19,493       2,934          --           --
    Shares Issued in Connection with ESC Merger ................         --          --          --           --
    Reinvestment of Cash Distributions .........................         26          40          --           --
    Cost of Shares Repurchased .................................    (19,943)     (4,152)         --           --
                                                                   --------    --------     -------      -------
Increase (Decrease) in Net Assets From Investor Share
       Transactions ............................................       (424)     (1,178)         --           --
                                                                   --------    --------     -------      -------
  Flex Shares:
    Proceeds from Shares Issued ................................      6,535       5,107          --           --
    Shares Issued in Connection with Fund Reorganizations ......         --          --          --           --
    Shares Issued in Connection with ESC Merger ................         --          --          --           --
    Reinvestment of Cash Distributions .........................         43          21          --           --
    Cost of Shares Repurchased .................................     (6,421)       (883)         --           --
                                                                   --------    --------     -------      -------
 Increase (Decrease) in Net Assets From Flex Share
       Transactions ............................................        157       4,245          --           --
                                                                   --------    --------     -------      -------
    Increase (Decrease) in Net Assets From Share
       Transactions ............................................    (40,122)    267,790       7,423         (878)
                                                                   --------    --------     -------      -------
      Total Increase (Decrease) in Net Assets ..................   (106,225)    270,279       5,524         (287)
                                                                   --------    --------     -------      -------
Net Assets:
  Beginning of Period ..........................................    351,269      80,990      18,412       18,699
                                                                   --------    --------     -------      -------
  End of Period ................................................   $245,044    $351,269     $23,936      $18,412
                                                                   ========    ========     =======      =======

*Commencement of operations.
(1) See Note 7 in the notes to the financial statements for additional information.
Amounts designated as "--" are either $0 or have been rounded to $0.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.

70 & 71

STATEMENTS OF CHANGES IN NET ASSETS (000)
================================================================================
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31,



                                                                  LIFE VISION              LIFE VISION            MID-CAP EQUITY
                                                            GROWTH AND INCOME FUND     MODERATE GROWTH FUND             FUND
                                                            ----------------------    ----------------------- ----------------------
                                                             06/01/00-  06/01/99-     06/01/00-    06/01/99-   06/01/00-  09/30/99-
                                                             05/31/01   05/31/00      05/31/01     05/31/00    05/31/01   05/31/00
                                                            ----------  ---------     ----------   ---------  ---------- -----------

Operations:
  Net Investment Income (Loss) ............................   $    913  $     414     $    2,256  $    1,837  $   (708)   $   (239)
  Capital Gain Received from Investments ..................        298        832            490       2,705        --          --
  Net Realized Gain (Loss) on Securities Sold .............        412       (524)         3,951        (979)    6,260      39,061
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ........................................        421        408         (3,417)        264   (21,026)      4,067
                                                              --------  ---------     ----------  ----------  --------    --------
  Increase (Decrease) in Net Assets from Operations .......      2,044      1,130          3,280       3,827   (15,474)     42,889
                                                              --------  ---------     ----------  ----------  --------    --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ..........................................       (921)      (359)        (2,323)     (1,683)       --          --
    Investor Shares .......................................         --         --             --          --        --          --
    Flex Shares ...........................................         --         --             --          --        --          --
  Capital Gains:
    Trust Shares ..........................................     (1,868)      (571)        (6,675)     (3,458)  (36,018)    (15,785)
    Investor Shares .......................................         --         --             --          --    (2,597)     (1,189)
    Flex Shares ...........................................         --         --             --          --    (2,609)     (1,047)
                                                              --------  ---------     ----------  ----------  --------    --------
  Total Distributions .....................................     (2,789)      (930)        (8,998)     (5,141)  (41,224)    (18,021)
                                                              --------  ---------     ----------  ----------  --------    --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ...........................     24,159     18,854         61,628      33,036   117,778     155,090
    Shares Issued in Connection with Fund Reorganizations .         --         --             --          --        --          --
    Reinvestment of Cash Distributions ....................      2,775        928          8,988       5,141    32,369      14,649
    Cost of Shares Repurchased ............................    (19,112)   (11,459)       (61,091)    (55,429) (151,284)   (239,058)
                                                              --------  ---------     ----------  ----------  --------    --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions ..........................................      7,822      8,323          9,525     (17,252)   (1,137)    (69,319)
                                                              --------  ---------     ----------  ----------  --------    --------
  Investor Shares:
    Proceeds from Shares Issued ...........................         --         --             --          --     6,611       1,381
    Shares Issued in Connection with Fund Reorganizations .         --         --             --          --        --          --
    Shares Issued in Connection with ESC Merger ...........         --         --             --          --        --          --
    Reinvestment of Cash Distributions ....................         --         --             --          --     2,556       1,183
    Cost of Shares Repurchased ............................         --         --             --          --    (7,751)     (8,975)
                                                              --------  ---------     ----------  ----------  --------    --------
  Increase (Decrease) in Net Assets From Investor Share
    Transactions ..........................................         --         --             --          --     1,416      (6,411)
                                                              --------  ---------     ----------  ----------  --------    --------
  Flex Shares:
    Proceeds from Shares Issued ...........................         --         --             --          --     5,097       3,480
    Shares Issued in Connection with Fund Reorganizations .         --         --             --          --        --          --
    Shares Issued in Connection with ESC Merger ...........         --         --             --          --        --          --
    Reinvestment of Cash Distributions ....................         --         --             --          --     2,582       1,037
    Cost of Shares Repurchased ............................         --         --             --          --    (5,569)     (7,098)
                                                              --------  ---------     ----------  ----------  --------    --------
  Increase (Decrease) in Net Assets From Flex Share
     Transactions .........................................         --         --             --          --     2,110      (2,581)
                                                              --------  ---------     ----------  ----------  --------    --------
    Increase (Decrease) in Net Assets From Share
      Transactions ........................................      7,822      8,323          9,525     (17,252)    2,389     (78,311)
                                                              --------  ---------     ----------  ----------  --------    --------
       Total Increase (Decrease) in Net Assets ............      7,077      8,523          3,807     (18,566)  (54,309)    (53,443)
                                                              --------  ---------     ----------  ----------  --------    --------
Net Assets:
  Beginning of Period .....................................     30,473     21,950         69,622      88,188   235,646     289,089
                                                              --------  ---------     ----------  ----------  --------    --------
  End of Period ...........................................   $ 37,550  $  30,473     $   73,429  $   69,622  $181,337    $235,646
                                                              ========  =========     ==========  ==========  ========    ========


                                                                        SMALL CAP
                                                                          GROWTH              SMALL CAP VALUE
                                                                        STOCK FUND               EQUITY FUND
                                                                  ---------------------   -----------------------
                                                                  06/01/00-  06/01/99-    06/01/00-    06/01/99-
                                                                   05/31/01   05/31/00     05/31/01     05/31/00
                                                                  ---------- ----------   ----------    ---------

Operations:
  Net Investment Income (Loss) ................................   $ (5,471)   $ (2,813)    $  4,447      $  3,756
  Capital Gain Received from Investments ......................         --          --           --            --
  Net Realized Gain (Loss) on Securities Sold .................     27,514      22,517         (981)       (3,553)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ............................................     19,085      40,570       75,340       (20,563)
                                                                  --------    --------     --------      --------
  Increase (Decrease) in Net Assets from Operations ...........     41,128      60,274       78,806       (20,360)
                                                                  --------    --------     --------      --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ..............................................         --         --        (3,821)       (3,505)
    Investor Shares ...........................................         --         --            --            --
    Flex Shares ...............................................         --         --           (48)           (6)
  Capital Gains:
    Trust Shares ..............................................    (36,059)    (2,438)           --            --
    Investor Shares ...........................................     (2,634)        --            --            --
    Flex Shares ...............................................     (1,955)       (83)           --            --
                                                                  --------    --------     --------      --------
  Total Distributions .........................................    (40,648)    (2,521)       (3,869)       (3,511)
                                                                  --------    --------     --------      --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ...............................    147,538     191,895      198,095       103,359
    Shares Issued in Connection with Fund Reorganizations .....         --      93,889           --            --
    Reinvestment of Cash Distributions ........................     31,468       2,092        3,024         2,725
    Cost of Shares Repurchased ................................   (102,290)    (68,278)     (83,742)     (173,187)
                                                                  --------    --------     --------      --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions ..............................................     76,716     219,598      117,377       (67,103)
                                                                  --------    --------     --------      --------
  Investor Shares:
    Proceeds from Shares Issued ...............................      6,093       2,463           --            --
    Shares Issued in Connection with Fund Reorganizations .....         --      12,481           --            --
    Shares Issued in Connection with ESC Merger ...............         --      34,455           --            --
    Reinvestment of Cash Distributions ........................      2,440          --           --            --
    Cost of Shares Repurchased ................................    (19,670)     (7,316)          --            --
                                                                  --------    --------     --------      --------
  Increase (Decrease) in Net Assets From Investor Share
    Transactions ..............................................    (11,137)     42,083           --            --
                                                                  --------    --------     --------      --------
  Flex Shares:
    Proceeds from Shares Issued ...............................      8,615       4,518        3,356         1,802
    Shares Issued in Connection with Fund Reorganizations .....         --       2,772           --            --
    Shares Issued in Connection with ESC Merger ...............         --      14,435           --            --
    Reinvestment of Cash Distributions ........................      1,935          83           47             5
    Cost of Shares Repurchased ................................     (6,449)     (5,119)      (3,320)      (11,612)
                                                                  --------    --------     --------      --------
  Increase (Decrease) in Net Assets From Flex Share
     Transactions .............................................      4,101      16,689           83        (9,805)
                                                                  --------    --------     --------      --------
    Increase (Decrease) in Net Assets From Share
      Transactions ............................................     69,680     278,370      117,460       (76,908)
                                                                  --------    --------     --------      --------
       Total Increase (Decrease) in Net Assets ................     70,160     336,123      192,397      (100,779)
                                                                  --------    --------     --------      --------
Net Assets:
  Beginning of Period .........................................    494,571     158,448      220,670       321,449
                                                                  --------    --------     --------      --------
  End of Period ...............................................   $564,731    $494,571     $413,067      $220,670
                                                                  ========    ========     ========      ========


                                                                      TAX SENSITIVE
                                                                          GROWTH                VALUE INCOME
                                                                        STOCK FUND               STOCK FUND
                                                                   ---------------------   ----------------------
                                                                   06/01/00-   06/01/99-    06/01/00-   06/01/99-
                                                                    05/31/01    05/31/00     05/31/01    05/31/00
                                                                   ---------   ----------  ----------- ----------

Operations:
  Net Investment Income (Loss) .................................. $   (3,912)   $   (1,126) $   14,150   $  30,996
  Capital Gain Received from Investments ........................         --            --          --          --
  Net Realized Gain (Loss) on Securities Sold ...................   (151,967)      (23,743)    (34,203)   (147,760)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ..............................................    (36,773)       58,045     127,456    (137,601)
                                                                  ----------    ----------  ----------  ----------
  Increase (Decrease) in Net Assets from Operations .............   (192,652)       33,176     107,403    (254,365)
                                                                  ----------    ----------  ----------  ----------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ................................................         --            --     (14,738)    (27,678)
    Investor Shares .............................................         --            --      (1,369)     (2,514)
    Flex Shares .................................................         --            --        (564)     (1,129)
  Capital Gains:
    Trust Shares ................................................         --            --          --    (131,535)
    Investor Shares .............................................         --            --          --     (14,565)
    Flex Shares .................................................         --            --          --     (13,032)
                                                                  ----------    ----------  ----------  ----------
  Total Distributions ...........................................         --            --     (16,671)   (190,453)
                                                                  ----------    ----------  ----------  ----------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .................................    111,167       556,671     164,924     383,909
    Shares Issued in Connection with Fund Reorganizations .......         --            --          --          --
    Reinvestment of Cash Distributions ..........................         --            --      13,019     146,588
    Cost of Shares Repurchased ..................................   (231,337)      (95,363)   (469,678)   (831,377)
                                                                  ----------    ----------  ----------  ----------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions ................................................   (120,170)      461,308    (291,735)   (300,880)
                                                                   ---------    ----------  ----------  ----------
  Investor Shares:
    Proceeds from Shares Issued .................................         --            --       2,039       6,784
    Shares Issued in Connection with Fund Reorganizations .......         --            --          --          --
    Shares Issued in Connection with ESC Merger .................         --            --          --          --
    Reinvestment of Cash Distributions ..........................         --            --       1,326      16,876
    Cost of Shares Repurchased ..................................         --            --     (31,203)    (72,831)
                                                                  ----------    ----------  ----------  ----------
  Increase (Decrease) in Net Assets From Investor Share
    Transactions ................................................         --            --     (27,838)    (49,171)
                                                                  ----------    ----------  ----------  ----------
  Flex Shares:
    Proceeds from Shares Issued .................................     77,445       242,949        4,891     18,991
    Shares Issued in Connection with Fund Reorganizations .......         --            --          --          --
    Shares Issued in Connection with ESC Merger .................         --            --          --          --
    Reinvestment of Cash Distributions ..........................         --            --         552      13,741
    Cost of Shares Repurchased ..................................    (71,590)      (36,077)    (30,819)    (78,588)
                                                                  ----------    ----------  ----------  ----------
  Increase (Decrease) in Net Assets From Flex Share
     Transactions ...............................................      5,855       206,872     (25,376)    (45,856)
                                                                   ---------    ----------  ----------  ----------
    Increase (Decrease) in Net Assets From Share
      Transactions ..............................................   (114,315)      668,180    (344,949)   (395,907)
                                                                  ----------    ----------  ----------  ----------
       Total Increase (Decrease) in Net Assets ..................   (306,967)      701,356    (254,217)   (840,725)
                                                                   ---------    ----------  ----------  ----------
Net Assets:
  Beginning of Period ...........................................  1,000,774       299,418   1,110,538   1,951,263
                                                                  ----------    ----------  ----------  ----------
  End of Period ................................................. $  693,807    $1,000,774  $  856,321  $1,110,538
                                                                  ==========    ==========  ==========  ==========

(1) See Note 7 in the financial statements for additional information Amounts designated as "--" are either $0 or have been rounded to $0.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.

72 & 73

FINANCIAL HIGHLIGHTS
================================================================================
STI CLASSIC EQUITY FUNDS  FOR THE PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                    NET ASSET                      NET REALIZED AND    DISTRIBUTIONS
                       VALUE            NET        UNREALIZED GAINS      FROM NET      DISTRIBUTIONS     NET ASSET
                     BEGINNING      INVESTMENT         (LOSSES)         INVESTMENT     FROM REALIZED     VALUE END      TOTAL
                     OF PERIOD     INCOME (LOSS)    ON INVESTMENTS        INCOME       CAPITAL GAINS     OF PERIOD     RETURN+
                   ------------   --------------- ------------------  ---------------  -------------    -----------   --------
BALANCED FUND
Trust Shares
           2001       $13.37         $ 0.30             $0.12             $(0.31)         $(0.30)          $13.18       3.24%
           2000        13.26           0.32              0.33              (0.30)          (0.24)           13.37       5.02
           1999        13.09           0.28              1.09              (0.28)          (0.92)           13.26      10.98
           1998        11.94           0.31              2.19              (0.32)          (1.03)           13.09      22.15
           1997        11.55           0.33              1.47              (0.32)          (1.09)           11.94      16.66

Investor Shares
           2001       $13.43         $ 0.27             $0.11             $(0.27)         $(0.30)          $13.24       2.91%
           2000        13.32           0.29              0.31              (0.25)          (0.24)           13.43       4.66
           1999        13.14           0.24              1.10              (0.24)          (0.92)           13.32      10.70
           1998        11.99           0.28              2.19              (0.29)          (1.03)           13.14      21.72
           1997        11.60           0.29              1.48              (0.29)          (1.09)           11.99      16.27

Flex Shares
           2001       $13.27         $ 0.16             $0.11             $(0.17)         $(0.30)          $13.07       2.11%
           2000        13.17           0.17              0.33              (0.16)          (0.24)           13.27       3.88
           1999        13.02           0.16              1.07              (0.16)          (0.92)           13.17       9.84
           1998        11.90           0.20              2.16              (0.21)          (1.03)           13.02      20.85
           1997        11.53           0.22              1.45              (0.21)          (1.09)           11.90      15.40

CAPITAL APPRECIATION FUND
Trust Shares
           2001       $17.12         $(0.05)           $(0.38)            $   --          $(2.80)          $13.89      (3.74)%
           2000        16.62           0.02              1.40                 --           (0.92)           17.12       8.98
           1999        16.48           0.05              2.70              (0.06)          (2.55)           16.62      17.83
           1998        15.09           0.09              3.96              (0.09)          (2.57)           16.48      29.51
           1997        14.90           0.12              3.13              (0.12)          (2.94)           15.09      24.66

Investor Shares
           2001       $16.91         $(0.14)           $(0.38)            $   --          $(2.80)          $13.59      (4.38)%
           2000        16.53          (0.11)             1.41                 --           (0.92)           16.91       8.29
           1999        16.43          (0.05)             2.70                 --           (2.55)           16.53      17.20
           1998        15.06          (0.01)             3.95                 --           (2.57)           16.43      28.71
           1997        14.89           0.03              3.10              (0.02)          (2.94)           15.06      23.74

Flex Shares
           2001       $16.45         $(0.16)           $(0.40)            $   --          $(2.80)          $13.09      (4.79)%
           2000        16.18          (0.24)             1.43                 --           (0.92)           16.45       7.77
           1999        16.22          (0.09)             2.60                 --           (2.55)           16.18      16.50
           1998        14.96          (0.04)             3.87                 --           (2.57)           16.22      28.12
           1997        14.84          (0.01)             3.07                 --           (2.94)           14.96      23.24

E-COMMERCE OPPORTUNITY FUND
Trust Shares
           2001       $15.87         $(0.08)           $(2.45)            $   --          $   --           $13.34     (15.94)%
           2000(1)     10.00          (0.04)             5.91                 --              --            15.87      58.70

Flex Shares
           2001       $15.81         $(0.22)           $(2.44)            $   --          $   --           $13.15     (16.82)%
           2000(2)     18.20          (0.07)            (2.32)                --              --            15.81     (13.13)


                                                                                                         RATIO OF
                                                                                     RATIO OF         NET INVESTMENT
                                                                RATIO OF            EXPENSES TO      INCOME (LOSS) TO
                      NET ASSETS           RATIO OF          NET INVESTMENT     AVERAGE NET ASSETS  AVERAGE NET ASSETS     PORTFOLIO
                        END OF            EXPENSES TO       INCOME (LOSS) TO    (EXCLUDING WAIVERS   (EXCLUDING WAIVERS    TURNOVER
                     PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS   AND REIMBURSEMENTS) AND REIMBURSEMENTS)      RATE
                    -------------     ------------------   ------------------   ------------------- -------------------    ---------
BALANCED FUND
Trust Shares
           2001     $   209,316              1.01%                2.24%                 1.05%               2.20%             99%
           2000         223,634              0.97                 2.39                  1.07                2.29             182
           1999         251,752              0.97                 2.19                  1.06                2.10             179
           1998         188,465              0.96                 2.51                  1.08                2.39             154
           1997         151,358              0.95                 2.89                  1.08                2.76             197

Investor Shares
           2001     $     7,834              1.32%                1.93%                 1.54%               1.71%             99%
           2000           9,627              1.27                 2.07                  1.51                1.83             182
           1999          14,962              1.27                 1.89                  1.43                1.73             179
           1998           8,313              1.26                 2.21                  1.59                1.88             154
           1997           6,012              1.25                 2.58                  1.64                2.19             197

Flex Shares
           2001     $    67,824              2.07%                1.18%                 2.15%               1.10%             99%
           2000          64,322              2.03                 1.33                  2.18                1.18             182
           1999          73,526              2.03                 1.13                  2.15                1.01             179
           1998          27,625              2.02                 1.41                  2.23                1.20             154
           1997           6,067              2.01                 1.84                  2.45                1.40             197

CAPITAL APPRECIATION FUND
Trust Shares
           2001     $ 1,177,933              1.21%               (0.29)%                1.24%              (0.32)%            75%
           2000       1,296,927              1.17                 0.10                  1.26                0.01             129
           1999       1,966,842              1.17                 0.29                  1.26                0.20             147
           1998       1,532,587              1.16                 0.61                  1.27                0.50             194
           1997       1,085,128              1.15                 0.83                  1.25                0.73             141

Investor Shares
           2001     $   202,548              1.86%               (0.94)%                1.98%              (1.06)%            75%
           2000         251,421              1.82                (0.55)                 1.98               (0.71)            129
           1999         311,120              1.82                (0.30)                 1.96               (0.44)            147
           1998         271,044              1.81                (0.03)                 2.01               (0.23)            194
           1997         218,660              1.80                 0.19                  2.02               (0.03)            141

Flex Shares
           2001     $   112,497              2.33%               (1.41)%                2.39%              (1.47)%            75%
           2000         128,159              2.29                (1.03)                 2.39               (1.13)            129
           1999         162,100              2.29                (0.86)                 2.38               (0.95)            147
           1998         106,670              2.26                (0.46)                 2.37               (0.57)            194
           1997          36,753              2.27                (0.29)                 2.43               (0.45)            141

E-COMMERCE OPPORTUNITY FUND
Trust Shares
           2001     $    87,045              1.20%               (0.45)%                1.21%              (0.46)%           750%
           2000(1)      106,425              1.20                (0.54)                 1.34               (0.68)            250

Flex Shares
           2001     $    22,104              2.25%               (1.50)%                2.45%              (1.70)%           750%
           2000(2)       20,201              2.25                (1.65)                 2.40               (1.80)            250

 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) Commenced operations on September 30, 1999. All ratios for the period have been annualized.
(2) Commenced operations on January 24, 2000. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

74 & 75

FINANCIAL HIGHLIGHTS
================================================================================
STI CLASSIC EQUITY FUNDS  FOR THE PERIODS ENDED MAY 31, (UNLESS OTHERWISE
 INDICATED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS



                    NET ASSET                      NET REALIZED AND    DISTRIBUTIONS
                       VALUE            NET        UNREALIZED GAINS      FROM NET      DISTRIBUTIONS     NET ASSET
                     BEGINNING      INVESTMENT         (LOSSES)         INVESTMENT     FROM REALIZED     VALUE END      TOTAL
                     OF PERIOD     INCOME (LOSS)    ON INVESTMENTS        INCOME       CAPITAL GAINS     OF PERIOD     RETURN+
                   ------------   --------------- ------------------  ---------------  -------------    -----------   --------
GROWTH AND INCOME FUND (A)
Trust Shares
           2001        $15.53           $ 0.07           $(0.04)           $(0.08)          $(0.43)         $15.05       0.11%
           2000         16.09             0.11             0.55             (0.10)           (1.12)          15.53       4.11
           1999(1)      15.10             0.04             1.97             (0.02)           (1.00)          16.09      14.24
  For the years ended November 30:
           1998         16.55             0.09             1.64             (0.09)           (3.09)          15.10      13.64
           1997         13.39             0.14             3.24             (0.15)           (0.07)          16.55      25.41
           1996         11.60             0.17             2.38             (0.17)           (0.59)          13.39      22.68
Investor Shares
           2001        $15.65           $ 0.04           $(0.04)           $(0.05)          $(0.43)         $15.17      (0.07)%
           2000         16.21             0.09             0.55             (0.08)           (1.12)          15.65       3.92
           1999(1)      15.21             0.04             1.99             (0.03)           (1.00)          16.21      14.31
  For the years ended November 30:
           1998         16.64             0.10             1.66             (0.10)           (3.09)          15.21      13.69
           1997         13.47             0.13             3.25             (0.14)           (0.07)          16.64      25.42
           1996         11.66             0.17             2.39             (0.16)           (0.59)          13.47      22.63
Flex Shares
           2001        $15.49           $(0.05)          $(0.05)           $   --           $(0.43)         $14.96      (0.77)%
           2000         16.10               --             0.51                --            (1.12)          15.49       3.11
           1999(1)      15.14            (0.01)            1.97                --            (1.00)          16.10      13.85
  For the years ended November 30:
           1998         16.59            (0.01)            1.64                --            (3.08)          15.14      12.78
           1997         13.44             0.04             3.23             (0.05)           (0.07)          16.59      24.63
           1996         11.64             0.09             2.38             (0.08)           (0.59)          13.44      21.81

INTERNATIONAL EQUITY FUND
Trust Shares
           2001        $12.56           $   --           $(1.22)           $(0.04)          $(1.11)         $10.19     (10.79)%
           2000         12.97            (0.10)            1.42             (0.07)           (1.66)          12.56      10.58
           1999         15.00               --            (1.14)            (0.05)           (0.84)          12.97      (7.43)
           1998         13.63             0.04             2.69             (0.04)           (1.32)          15.00      21.87
           1997         11.40             0.03             2.57             (0.02)           (0.35)          13.63      23.29
Investor Shares
           2001        $12.47           $(0.02)          $(1.23)           $   --           $(1.11)         $10.11     (11.13)%
           2000         12.89            (0.11)            1.37             (0.02)           (1.66)          12.47      10.15
           1999         14.92            (0.09)           (1.10)               --            (0.84)          12.89      (7.82)
           1998         13.58             0.02             2.64                --            (1.32)          14.92      21.39
           1997         11.38            (0.01)            2.56                --            (0.35)          13.58      22.85
Flex Shares
           2001        $12.06           $(0.16)          $(1.11)           $   --           $(1.11)         $ 9.68     (11.71)%
           2000         12.58            (0.32)            1.46                --            (1.66)          12.06       9.38
           1999         14.68            (0.29)           (0.97)               --            (0.84)          12.58      (8.48)
           1998         13.47             0.07             2.46                --            (1.32)          14.68      20.54
           1997         11.37            (0.04)            2.49                --            (0.35)          13.47      21.98

INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2001        $13.97            $0.06           $(2.69)           $(0.07)          $(0.09)         $11.18     (18.90)%
           2000         11.82             0.16             2.13             (0.03)           (0.11)          13.97      19.36
           1999         13.31             0.09             0.85             (0.24)           (2.19)          11.82       7.87
           1998         11.34             0.11             2.65             (0.11)           (0.68)          13.31      25.82
           1997         10.96             0.10             0.69             (0.11)           (0.30)          11.34       7.48
Investor Shares
           2001        $13.80           $(0.01)          $(2.65)           $   --           $(0.09)         $11.05     (19.31)%
           2000         11.70            (0.11)            2.32                --            (0.11)          13.80      18.86
           1999         13.20            (0.11)            0.98             (0.18)           (2.19)          11.70       7.33
           1998         11.26             0.16             2.53             (0.07)           (0.68)          13.20      25.25
           1997         10.88             0.03             0.72             (0.07)           (0.30)          11.26       7.12
Flex Shares
           2001        $13.74           $(0.06)          $(2.66)           $   --           $(0.09)         $10.93     (19.84)%
           2000         11.73             0.08             2.04                --            (0.11)          13.74      18.04
           1999         13.17            (0.15)            0.94             (0.04)           (2.19)          11.73       6.68
           1998         11.24             0.17             2.44                --            (0.68)          13.17      24.50
           1997         10.87            (0.05)            0.72                --            (0.30)          11.24       6.41


                                                                                                   RATIO OF
                                                                                 RATIO OF         NET INVESTMENT
                                                           RATIO OF            EXPENSES TO      INCOME (LOSS) TO
                  NET ASSETS         RATIO OF          NET INVESTMENT     AVERAGE NET ASSETS  AVERAGE NET ASSETS    PORTFOLIO
                   END OF           EXPENSES TO       INCOME (LOSS) TO    (EXCLUDING WAIVERS   (EXCLUDING WAIVERS   TURNOVER
                  PERIOD (000)   AVERAGE NET ASSETS   AVERAGE NET ASSETS   AND REIMBURSEMENTS) AND REIMBURSEMENTS)   RATE
                 -------------   ------------------   ------------------- -------------------  ------------------   ----------
GROWTH AND INCOME FUND(A)
Trust Shares
           2001     $ 867,664         0.99%               0.49%                 0.99%                0.49%            73%
           2000       885,109         1.01                0.76                  1.01                 0.76             53
           1999(1)    634,279         1.14                0.49                  1.43                 0.20             31
  For the years ended November 30:
           1998       577,042         1.03                0.63                  1.21                 0.45             71
           1997       590,824         1.02                0.92                  1.17                 0.77            100
           1996       553,648         1.02                1.38                  1.17                 1.23             82
Investor Shares
           2001     $  40,174         1.18%               0.30%                 1.35%                0.13%            73%
           2000        42,666         1.18                0.58                  1.31                 0.45             53
           1999(1)     36,958         1.08                0.54                  1.17                 0.45             31
  For the years ended November 30:
           1998        34,434         1.03                0.63                  1.18                 0.48             71
           1997        28,112         1.03                0.89                  1.18                 0.74            100
           1996        17,997         1.03                1.35                  1.18                 1.20             82
Flex Shares
           2001     $  78,376         1.93%              (0.45)%                2.14%               (0.66)%           73%
           2000        62,462         1.93               (0.14)                 2.18                (0.39)            53
           1999(1)     35,163         1.83               (0.21)                 1.97                (0.35)            31
  For the years ended November 30:
           1998        25,656         1.78               (0.13)                 2.03                (0.38)            71
           1997        13,269         1.73                0.15                  2.09                (0.20)           100
           1996         5,131         1.68                0.71                  2.03                 0.36             82

INTERNATIONAL EQUITY FUND
Trust Shares
           2001     $ 208,120         1.45%               0.50%                 1.45%                0.50%            68%
           2000       299,100         1.48                0.59                  1.48                 0.59            179
           1999       573,255         1.47                0.68                  1.52                 0.63            161
           1998       628,870         1.47                0.61                  1.48                 0.60            108
           1997       489,325         1.46                0.51                  1.51                 0.46            139
Investor Shares
           2001     $   7,517         1.79%               0.18%                 1.97%                 --%             68%
           2000        10,462         1.83                0.33                  1.95                 0.21            179
           1999        14,145         1.83                0.30                  1.93                 0.20            161
           1998        17,383         1.82                0.24                  1.91                 0.15            108
           1997        10,674         1.81                0.18                  2.05                (0.06)           139
Flex Shares
           2001     $   7,765         2.48%              (0.51)%                2.57%               (0.60)%           68%
           2000        10,891         2.53               (0.38)                 2.74                (0.59)           179
           1999        17,103         2.53               (0.40)                 2.82                (0.69)           161
           1998        21,164         2.52               (0.46)                 2.58                (0.52)           108
           1997         8,375         2.51               (0.27)                 3.03                (0.79)           139

INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2001     $ 236,862        1.06%               0.40%                 1.09%                0.37%            13%
           2000       340,853        1.07                0.83                  1.18                 0.72              9
           1999        74,616        1.07                0.69                  1.17                 0.59             32
           1998        56,200        1.06                0.88                  1.18                 0.76              1
           1997        53,516        1.05                0.71                  1.15                 0.61              2
Investor Shares
           2001     $   3,451        1.46%               0.05%                 1.83%               (0.32)%           13%
           2000         4,563        1.47                0.07                  1.79                (0.25)             9
           1999         4,909        1.47                0.25                  1.71                 0.01             32
           1998         7,141        1.46                0.50                  1.84                 0.12              1
           1997         5,592        1.45                0.28                  1.88                (0.15)             2
Flex Shares
           2001     $   4,731        2.10%              (0.61)%                2.15%               (0.66)%           13%
           2000         5,853        2.12               (0.36)                 2.61                (0.85)             9
           1999         1,465        2.12               (0.30)                 2.92                (1.10)            32
           1998         1,469        2.11               (0.03)                 3.52                (1.44)             1
           1997           900        2.10               (0.39)                 3.69                (1.98)             2



+  Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFund Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFund
    Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.


                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                            THE FINANCIAL STATEMENTS.

76 & 77

FINANCIAL HIGHLIGHTS
================================================================================
STI CLASSIC EQUITY FUNDS  FOR THE PERIODS ENDED MAY 31, (UNLESS OTHERWISE
 INDICATED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS



                    NET ASSET                      NET REALIZED AND    DISTRIBUTIONS
                       VALUE            NET        UNREALIZED GAINS      FROM NET      DISTRIBUTIONS     NET ASSET
                     BEGINNING      INVESTMENT         (LOSSES)         INVESTMENT     FROM REALIZED     VALUE END      TOTAL
                     OF PERIOD     INCOME (LOSS)    ON INVESTMENTS        INCOME       CAPITAL GAINS     OF PERIOD     RETURN+
                   ------------   --------------- ------------------  ---------------  -------------    -----------   --------
LIFE VISION AGGRESSIVE GROWTH FUND (A)
Trust Shares
           2001       $11.61           $ 0.11           $ 0.23            $(0.12)          $(1.52)         $10.31        3.07%
           2000        11.31             0.05             0.74             (0.05)           (0.44)          11.61        7.25
           1999(1)     11.32             0.02             1.13             (0.01)           (1.15)          11.31       10.99
  For the years ended November 30:
           1998        10.65             0.03             0.67             (0.03)              --           11.32        6.53
           1997(2)     10.00             0.03             0.65             (0.03)              --           10.65        6.82

LIFE VISION GROWTH AND INCOME FUND (A)
Trust Shares
           2001       $10.50           $ 0.24           $ 0.40            $(0.25)          $(0.47)         $10.42        6.31%
           2000        10.33             0.07             0.52             (0.17)           (0.25)          10.50        5.81
           1999(1)     11.06             0.08             0.69             (0.06)           (1.44)          10.33        7.75
  For the years ended November 30:
           1998        10.51             0.18             0.56             (0.18)           (0.01)          11.06        7.12
           1997(2)     10.00             0.09             0.51             (0.09)              --           10.51        5.97

LIFE VISION MODERATE GROWTH FUND (A)
Trust Shares
           2001       $10.61           $ 0.32            $0.20            $(0.34)          $(1.06)         $ 9.73        5.28%
           2000        10.80             0.33             0.13             (0.21)           (0.44)          10.61        4.46
           1999(1)     11.01             0.11             0.56             (0.09)           (0.79)          10.80        6.35
  For the years ended November 30:
           1998        10.46             0.24             0.58             (0.24)           (0.03)          11.01        7.90
           1997(2)     10.00             0.12             0.45             (0.11)              --           10.46        5.70

MID-CAP EQUITY FUND
Trust Shares
           2001       $14.10           $(0.03)          $(0.61)           $   --           $(2.51)         $10.95       (6.92)%
           2000        12.68            (0.04)            2.32                --            (0.86)          14.10       19.10
           1999        13.79             0.01             0.07                --            (1.19)          12.68        1.61
           1998        13.21               --             2.54                --            (1.96)          13.79       21.14
           1997        12.76             0.03             1.69             (0.05)           (1.22)          13.21       14.23
Investor Shares
           2001       $13.82           $(0.05)          $(0.62)           $   --           $(2.51)         $10.64       (7.34)%
           2000        12.50            (0.19)            2.37                --            (0.86)          13.82       18.55
           1999        13.67            (0.06)            0.08                --            (1.19)          12.50        1.17
           1998        13.17            (0.03)            2.49                --            (1.96)          13.67       20.56
           1997        12.74            (0.03)            1.69             (0.01)           (1.22)          13.17       13.76
Flex Shares
           2001       $13.35           $(0.07)          $(0.63)           $   --           $(2.51)         $10.14       (7.88)%
           2000        12.17            (0.22)            2.26                --            (0.86)          13.35       17.87
           1999        13.42            (0.14)            0.08                --            (1.19)          12.17        0.56
           1998        13.04            (0.04)            2.38                --            (1.96)          13.42       19.80
           1997        12.69            (0.07)            1.64                --            (1.22)          13.04       13.06

SMALL CAP GROWTH STOCK FUND
Trust Shares
           2001       $18.30           $(0.18)           $1.71            $   --           $(1.46)         $18.37        8.33%
           2000        14.55            (0.08)            4.02                --            (0.19)          18.30       27.24
           1999(3)     10.00            (0.05)            4.62                --            (0.02)          14.55       45.70
Investor Shares
           2001       $18.27           $(0.59)           $2.04            $   --           $(1.46)         $18.26        7.89%
           2000(4)     16.46            (0.07)            1.88                --               --           18.27       11.00
Flex Shares
           2001       $18.00           $(0.25)           $1.56            $   --           $(1.46)         $17.85        7.19%
           2000        14.46            (0.04)            3.77                --            (0.19)          18.00       25.95
           1999(3)     10.00            (0.19)            4.67                --            (0.02)          14.46       44.78

SMALL CAP VALUE EQUITY FUND
Trust Shares
           2001       $ 9.13           $ 0.17           $ 3.07            $(0.16)           $  --          $12.21       35.90%
           2000         9.70             0.13            (0.59)            (0.11)              --            9.13       (4.72)
           1999        12.88             0.13            (2.57)            (0.13)           (0.61)           9.70      (18.72)
           1998        11.07             0.14             2.41             (0.12)           (0.62)          12.88       23.59
           1997(5)     10.00             0.05             1.04             (0.02)              --           11.07       10.97
Flex Shares
           2001       $ 9.10           $ 0.07           $ 3.04            $(0.06)           $  --          $12.15       34.30%
           2000         9.65               --            (0.54)            (0.01)              --            9.10       (5.65)
           1999        12.80             0.01            (2.53)            (0.02)           (0.61)           9.65      (19.52)
           1998(6)     11.28             0.03             2.17             (0.06)           (0.62)          12.80       22.29


                                                                                                         RATIO OF
                                                                                     RATIO OF         NET INVESTMENT
                                                                RATIO OF            EXPENSES TO      INCOME (LOSS) TO
                      NET ASSETS           RATIO OF          NET INVESTMENT     AVERAGE NET ASSETS  AVERAGE NET ASSETS     PORTFOLIO
                        END OF            EXPENSES TO       INCOME (LOSS) TO    (EXCLUDING WAIVERS   (EXCLUDING WAIVERS    TURNOVER
                     PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS   AND REIMBURSEMENTS) AND REIMBURSEMENTS)      RATE
                    -------------     ------------------   ------------------   ------------------- -------------------    ---------
LIFE VISION AGGRESSIVE GROWTH FUND (A)
Trust Shares
           2001        $  23,936               0.25%               1.05%                 0.43%                0.87%           202%
           2000           18,412               0.25                0.48                  0.44                 0.29            183
           1999(1)        18,699               0.27                0.28                  0.63                (0.08)            33
  For the years ended November 30:
           1998           16,230               0.25                0.23                  0.66                (0.18)            75
           1997(2)        13,712               0.25                0.72                  0.73                 0.24             34

LIFE VISION GROWTH AND INCOME FUND (A)
Trust Shares
           2001        $  37,550               0.25%               2.41%                 0.39%                2.27%           286%
           2000           30,473               0.25                1.77                  0.42                 1.60            189
           1999(1)        21,950               0.27                1.38                  0.60                 1.05             40
  For the years ended November 30:
           1998           19,042               0.25                1.68                  0.59                 1.34             57
           1997(2)        22,521               0.25                2.11                  0.59                 1.77             25

LIFE VISION MODERATE GROWTH FUND (A)
Trust Shares
           2001        $  73,429               0.25%               3.04%                 0.37%                2.92%           247%
           2000           69,622               0.25                2.19                  0.37                 2.07            151
           1999(1)        88,188               0.27                1.90                  0.42                 1.75             48
  For the years ended November 30:
           1998           93,211               0.25                2.21                  0.42                 2.04             52
           1997(2)        89,442               0.25                2.66                  0.42                 2.49             43

MID-CAP EQUITY FUND
Trust Shares
           2001         $156,111               1.21%              (0.24)%                1.25%               (0.28)%          100%
           2000          206,545               1.17                  --                  1.25                (0.08)           131
           1999          254,055               1.17               (0.47)                 1.28                (0.58)            76
           1998          337,825               1.16               (0.29)                 1.27                (0.40)           129
           1997          287,370               1.15                0.23                  1.26                 0.12            152
Investor Shares
           2001        $  12,316               1.66%              (0.69)%                1.86%               (0.89)%          100%
           2000           14,513               1.62               (0.43)                 1.81                (0.62)           131
           1999           19,230               1.62               (0.90)                 1.76                (1.04)            76
           1998           24,930               1.61               (0.75)                 1.84                (0.98)           129
           1997           20,245               1.60               (0.21)                 1.85                (0.46)           152
Flex Shares
           2001        $  12,910               2.26%              (1.29)%                2.46%               (1.49)%          100%
           2000           14,588               2.22               (1.05)                 2.44                (1.27)           131
           1999           15,804               2.22               (1.52)                 2.48                (1.78)            76
           1998           19,042               2.21               (1.37)                 2.47                (1.63)           129
           1997           10,120               2.20               (0.85)                 2.58                (1.23)           152

SMALL CAP GROWTH STOCK FUND
Trust Shares
           2001        $ 508,857               1.24%              (0.95)%                1.25%               (0.96)%          112%
           2000          431,478               1.20               (0.86)                 1.23                (0.89)           110
           1999(3)       152,290               1.20               (0.48)                 1.49                (0.77)            75
Investor Shares
           2001        $  28,933               1.60%              (1.33)%                1.87%               (1.60)%          112%
           2000(4)        39,865               1.55               (1.26)                 1.79                (1.50)           110
Flex Shares
           2001        $  26,941               2.29%              (2.01)%                2.39%               (2.11)%          112%
           2000           23,228               2.25               (1.92)                 2.42                (2.09)           110
           1999(3)         6,158               2.25               (1.50)                 3.19                (2.44)            75

SMALL CAP VALUE EQUITY FUND
Trust Shares
           2001        $ 401,900               1.25%               1.72%                 1.25%                1.72%            86%
           2000          212,074               1.22                1.31                  1.25                 1.28             65
           1999          301,984               1.22                1.27                  1.27                 1.22             63
           1998          390,841               1.21                1.07                  1.31                 0.97             55
           1997(5)       131,049               1.20                1.86                  1.37                 1.69             27
Flex Shares
           2001        $  11,167               2.30%               0.63%                 2.66%                0.27%            86%
           2000            8,596               2.27                0.21                  2.56                (0.08)            65
           1999           19,465               2.27                0.21                  2.55                (0.07)            63
           1998(6)        40,613               2.06                0.01                  2.35                (0.28)            55

 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2) Commenced operations on June 30, 1997. All ratios for the period have been annualized.
(3) Commenced operations on October 8, 1998. All ratios for the period have been annualized.
(4) Commenced operations on December 12, 1999. All ratios for the period have been annualized.
(5) Commenced operations on January 31, 1997. All ratios for the period have been annualized.
(6) Commenced operations on June 5, 1997. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFund Life Vision Maximum Growth, CrestFund Life Vision Growth and Income, and CrestFund Life Vision Balanced Portfolios exchanged all of their assets and certain liabilities for shares of the Life Vision Aggressive Growth, Life Vision Growth and Income, and Life Vision Moderate Growth Funds, respectively. The CrestFund Life Vision Maximum Growth, CrestFund Life Vision Growth and Income, and CrestFund Life Vision Balanced Portfolios are the accounting survivors in these transactions, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.

78 & 79

FINANCIAL HIGHLIGHTS
================================================================================
STI CLASSIC EQUITY FUNDS  FOR THE PERIODS ENDED MAY 31,

   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                      NET ASSET                      NET REALIZED AND    DISTRIBUTIONS
                         VALUE            NET        UNREALIZED GAINS      FROM NET      DISTRIBUTIONS     NET ASSET
                       BEGINNING      INVESTMENT         (LOSSES)         INVESTMENT     FROM REALIZED     VALUE END      TOTAL
                       OF PERIOD     INCOME (LOSS)    ON INVESTMENTS        INCOME       CAPITAL GAINS     OF PERIOD     RETURN+
                     ------------   --------------- ------------------  ---------------  -------------    -----------   --------
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2001          $33.10           $(0.03)            $(6.33)        $   --       $    --             $26.74      (19.21)%
           2000           29.96             0.02               3.12             --            --              33.10       10.48
           1999(1)        25.61             0.02               4.34          (0.01)           --              29.96       17.04
Flex Shares
           2001          $32.65           $(0.36)            $(6.19)        $   --       $    --             $26.10      (20.06)%
           2000           29.85            (0.16)              2.96             --            --              32.65        9.38
           1999(2)        25.52            (0.04)              4.37             --            --              29.85       16.97
VALUE INCOME STOCK FUND
Trust Shares
           2001          $10.38           $ 0.19             $ 1.24         $(0.20)      $    --             $11.61       14.09%
           2000           12.85             0.23              (1.49)         (0.22)          (0.99)           10.38      (10.52)
           1999           13.90             0.24               1.02          (0.24)          (2.07)           12.85       11.13
           1998           13.71             0.26               2.62          (0.27)          (2.42)           13.90       23.10
           1997           13.15             0.30               2.32          (0.30)          (1.76)           13.71       22.18
Investor Shares
           2001          $10.35           $ 0.14             $ 1.25         $(0.16)      $    --             $11.58       13.63%
           2000           12.81             0.19              (1.48)         (0.18)          (0.99)           10.35      (10.83)
           1999           13.87             0.19               1.02          (0.20)          (2.07)           12.81       10.71
           1998           13.68             0.20               2.62          (0.21)          (2.42)           13.87       22.71
           1997           13.13             0.25               2.32          (0.26)          (1.76)           13.68       21.69
Flex Shares
           2001          $10.24           $ 0.04              $1.26         $(0.08)      $    --             $11.46       12.85%
           2000           12.68             0.08              (1.44)         (0.09)          (0.99)           10.24      (11.50)
           1999           13.75             0.10               1.01          (0.11)          (2.07)           12.68        9.91
           1998           13.61             0.12               2.57          (0.13)          (2.42)           13.75       21.76
           1997           13.08             0.18               2.29          (0.18)          (1.76)           13.61       20.91



                                                                                   RATIO OF         NET INVESTMENT
                                                              RATIO OF            EXPENSES TO      INCOME (LOSS) TO
                    NET ASSETS           RATIO OF          NET INVESTMENT     AVERAGE NET ASSETS  AVERAGE NET ASSETS     PORTFOLIO
                      END OF            EXPENSES TO       INCOME (LOSS) TO    (EXCLUDING WAIVERS   (EXCLUDING WAIVERS    TURNOVER
                   PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS   AND REIMBURSEMENTS) AND REIMBURSEMENTS)      RATE
                  -------------     ------------------   ------------------   ------------------- -------------------    ---------
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2001      $  460,311             1.24%              (0.10)%                1.25%                (0.11)%            103%
           2000         710,179             1.20                0.13                  1.26                  0.07               30
           1999(1)      223,543             1.20                0.21                  1.34                  0.07               18
Flex Shares
           2001      $  233,496             2.30%              (1.15)%                2.34%                (1.19)%            103%
           2000         290,595             2.25               (0.91)                 2.35                 (1.01)              30
           1999(2)       75,875             2.25               (0.80)                 2.48                 (1.03)              18
VALUE INCOME STOCK FUND
Trust Shares
           2001      $  704,842             0.90%               1.70%                 0.90%                 1.70%              77%
           2000         921,797             0.89                2.02                  0.89                  2.02               62
           1999       1,589,951             0.92                1.91                  0.92                  1.91               69
           1998       1,725,418             0.92                1.85                  0.92                  1.85               99
           1997       1,488,062             0.91                2.40                  0.91                  2.40              105
Investor Shares
           2001      $   85,584             1.28%               1.31%                 1.31%                 1.28%              77%
           2000         104,178             1.28                1.64                  1.28                  1.64               62
           1999         194,312             1.28                1.55                  1.28                  1.55               69
           1998         210,591             1.27                1.47                  1.27                  1.47               99
           1997         165,999             1.30                2.01                  1.31                  2.00              105
Flex Shares
           2001      $   65,895             2.01%               0.59%                 2.05%                 0.55%              77%
           2000          84,563             2.02                0.91                  2.03                  0.90               62
           1999         167,000             2.02                0.81                  2.03                  0.80               69
           1998         180,530             2.01                0.78                  2.01                  0.78               99
           1997          73,466             2.00                1.33                  2.03                  1.30              105


 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) Commenced operations on December 11, 1998. All ratios for the period have been annualized.
(2) Commenced operations on December 15, 1998. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                           THE FINANCIAL STATEMENTS.

80 & 81

NOTES TO FINANCIAL STATEMENTS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001


1. Organization:
The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-four funds as of May 31, 2001: the Balanced Fund, the Capital Appreciation Fund, the E-Commerce Opportunity Fund, the Growth and Income Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Aggressive Growth Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Mid-Cap Equity Fund, the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund, the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund, (collectively the "Equity Funds" or the "Funds"), the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the High Income Fund, the Investment Grade Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Limited-Term Federal Mortgage Securities Fund, the Maryland Municipal Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, the U.S. Government Securities Fund, the Virginia Intermediate Municipal Bond Fund, the Virginia Municipal Bond Fund, (collectively the "Fixed Income Funds"), the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund, the Virginia Tax-Free Money Market Fund (collectively the "Retail Money Market Funds"), the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Institutional Money Market Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements presented herein are those of the Equity Funds. The financial statements of the Fixed Income Funds, Retail Money Market Funds and Institutional Money Market Funds are not presented herein, but presented separately.

On February 20, 2001, the Board of Trustees of the STI Classic Funds approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Core Equity Fund in exchange for the issuance of shares in the Capital Appreciation Fund in a tax-free reorganization (see Note 9).

On February 15, 2000 and December 9, 1999 respectively, the Board of Trustees of the STI Classic Funds and the Board of Directors of the ESC Strategic Funds approved an Agreement and Plan of Reorganization providing for the transfer of all assets and certain stated liabilities of the ESC Strategic Funds in exchange for the issuance of shares in certain Funds in a tax-free reorganization (see
Note 10).

On August 17, 1999 and May 18, 1999, respectively, the Board of Trustees of the STI Classic Funds approved an Agreement and Plan of Reorganization providing for the transfer of all the assets and liabilities of the Emerging Markets Equity Fund and the Sunbelt Equity Fund in exchange for the issuance of shares in the International Equity Fund and Small Cap Growth Stock Fund, respectively, in a tax-free reorganization (see Note 9).

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust.

     SECURITY VALUATION -- Investment securities held by the Equity Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund and the International Equity Index Fund are valued based upon quotations from the primary market in which they are traded. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Securities for which current market quotations are not readily available, of which there are none as of May 31, 2001, are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding

================================================================================


     period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Balanced, Capital Appreciation, Growth and Income, International Equity, International Equity Index, Mid-Cap Equity, Small Cap Growth Stock, and Value Income Stock Funds is equal to the net asset value per share plus a sales load of 3.75%.

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% for either the net asset value of the shares at the time of purchase or the net asset value of the shares next calculated after the Fund receives the sale request, whichever is less. The CDSC will not apply to shares redeemed after such time.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis:

         (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
        (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity and the International Equity Index Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Equity and the International Equity Index Funds report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     TBA PURCHASE COMMITMENTS -- The Balanced Fund may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     OTHER -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid each calendar quarter by the Equity Funds, except for the International Equity and the International Equity Index Funds. These Funds distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary

================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

     income for tax purposes, have been reclassified to/from the following accounts:

                                                       UNDISTRIBUTED
                                        ACCUMULATED    NET INVESTMENT
                       PAID-IN-CAPITAL REALIZED GAIN    INCOME (LOSS)
                             (000)      (LOSS) (000)        (000)
                       --------------  -------------   --------------
     Capital Appreciation
          Fund..........   $(7,697)        $    1           $7,696
     E-Commerce
          Opportunity Fund    (904)            --              904
     Growth and Income
          Fund..........        --              3               (3)
     International Equity
           Fund.........    (2,802)          (467)           3,269
     International Equity
           Index Fund...        --            (22)              22
     Life Vision Aggressive
          Growth Fund...        (4)            --                4
     Life Vision Growth and
        Income Fund.....        --             80              (80)
     Life Vision Moderate
          Growth Fund...        --              1               (1)
     Mid-Cap Equity Fund      (709)             1              708
     Small Cap Growth
          Stock Fund....    (3,979)        (1,492)           5,471
     Tax Sensitive Growth
          Stock Fund....    (3,399)            --            3,399

     These reclassification have no effect on net assets or net asset values per share.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

AUDIT GUIDE IMPLEMENTATION -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA~Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds do not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust has entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Trust. For its services the Distributor received $2,017,314 for the year ended May 31, 2001.

4. Administration, Transfer Agency Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999 under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and the Distributor are parties to a Distribution and Service Agreement dated May 29, 1995 regarding the Flex Shares and a Distribution Agreement dated November 21, 1995 with respect to the Trust and Investor shares. The Distributor will receive no fees for its distribution services under this agreement for the Trust Shares of any Fund. With respect to the Investor Shares and Flex Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares) a Distribution and Service Plan, as outlined in the table in footnote 5 under the column titled "Distribution Fee".


5. Investment Advisory and Custodian Agreements:

The Trust and STI Capital Management, N.A., Trusco Capital Management and SunTrust Bank, Atlanta have entered into advisory agreements dated May 29, 1992, June 15, 1993, and December 20, 1993, respectively.

Effective June 30, 2000, SunTrust Banks, Inc. reorganized all of the investment management functions of its three institutional money management units, including SunTrust Bank, Atlanta into Trusco Capital Management, Inc. (the "Investment Adviser").

Under terms of the respective agreements, the Funds are charged the following annual fees based upon average daily net assets:
                                                                MAXIMUM
                                                               FLEX SHARE
                                 MAXIMUM        MAXIMUM       DISTRIBUTION
                                  ANNUAL     INVESTOR SHARE       AND
                               ADVISORY FEE DISTRIBUTION FEE  SERVICE FEE
                               ------------ ----------------  -----------
Balanced Fund ....................  0.95%         0.28%          1.00%
Capital Appreciation Fund ........  1.15%         0.68%          1.00%
E-Commerce Opportunity Fund ......  1.10%           --           1.00%
Growth and Income Fund ...........  0.90%         0.25%          1.00%
International Equity Fund ........  1.25%         0.33%          1.00%
International Equity Index Fund ..  0.90%         0.38%          1.00%
Life Vision Aggressive Growth Fund  0.25%           --             --
Life Vision Growth and Income Fund  0.25%           --             --
Life Vision Moderate Growth Fund .  0.25%           --             --
Mid-Cap Equity Fund ..............  1.15%         0.43%          1.00%
Small Cap Growth Stock Fund ......  1.15%         0.50%          1.00%
Small Cap Value Equity Fund ......  1.15%           --           1.00%
Tax Sensitive Growth Stock Fund ..  1.15%           --           1.00%
Value Income Stock Fund ..........  0.80%         0.33%          1.00%

The Investment Adviser and the Distributor have voluntarily agreed to waive all or a portion of their fees (and to reimburse Funds' expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

SunTrust Bank, acts as custodian for all the Funds except the International Equity and the International Equity Index Funds who utilize the Bank of New York as custodian. Fees of the custodians are paid on the basis of the net assets of the Funds. The custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

6. Investment Transactions:

The cost of purchases and the proceeds from sales of securities, excluding short-term investments and U.S. Government securities, for the year ended May 31, 2001, were as follows:
                                        PURCHASES     SALES
                                          (000)       (000)
                                        ---------  ---------
Balanced Fund ....................... $  180,446  $  207,914
Capital Appreciation Fund ...........  1,278,645   1,344,398
E-Commerce Opportunity Fund..........    981,500     984,541
Growth and Income Fund...............    718,498     716,397
International Equity Fund............    169,944     227,186
International Equity Index Fund......     38,397      81,830
Life Vision Aggressive Growth Fund ..     45,774      40,764
Life Vision Growth and Income Fund...    112,386     106,160
Life Vision Moderate Growth Fund.....    185,204     181,961
Mid-Cap Equity Fund .................    197,490     225,557
Small Cap Growth Stock Fund..........    616,593     592,195
Small Cap Value Equity Fund..........    265,486     207,178
Tax Sensitive Growth Stock Fund......    914,794   1,029,293
Value Income Stock Fund..............    644,148     946,545

The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities for the Balanced Fund during the year ended May 31, 2001, were $85,771,897 and $73,150,163, respectively.

Subsequent to October 31, 2000, the Funds recognized net capital losses for tax purposes that have been deferred to 2001 and can be used to offset future capital gains at May 31, 2001. The Funds also had capital loss carryforwards at May 31, 2001 as follows:

                                                                                         POST
                                                                               POST      10/31
                              CAPITAL LOSS                                     10/31   CURRENCY
                               CARRYOVER  EXPIRES  EXPIRES   EXPIRES  EXPIRES DEFERRED   LOSS
                                5/31/01     2006    2007       2008    2009    LOSS    DEFERRED
FUND                             (000)     (000)    (000)     (000)    (000)   (000)     (000)
-----                           -------   -------  --------  -------- ------- -------  --------
Capital Appreciation Fund       $ 7,963   $  --  $   --      $ 7,963  $   --   $ 8,387  $   --
E-Commerce Opportunity Fund       1,102      --      --           18   1,084    37,001      --
Growth and Income Fund              724      --      --           --     724        --      --
International Equity Fund         9,348   1,506   4,448           --   3,394    11,323     376
International Equity Index Fund   6,234      --      --           --   6,234    14,959     204
Life Vision Aggressive Growth Fund   --      --      --           --      --         8      --
Life Vision Growth and Income Fund   --      --      --           --      --       105      --
Life Vision Moderate Growth Fund     --      --      --           --      --       703      --
Mid-Cap Equity Fund                  --      --      --           --      --       783      --
Small Cap Growth Stock Fund       4,855     574    4,281          --      --        --      --
Small Cap Value Equity Fund      42,651      --   13,277      29,374      --     9,773      --
Tax Sensitive Growth Stock Fund  40,369      --      142      40,227      --        --      --
Value Income Stock Fund         203,787      --       --          -- 203,787        --      --

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The following Funds had cumulative wash sales for the fiscal year ended May 31, 2001:

FUND                                               AMOUNT
-------                                          ----------
Balanced Fund ..................................$   514,291
Capital Appreciation Fund ......................  5,795,344
E-Commerce Opportunity Fund.....................  2,090,475
Growth and Income Fund..........................    867,876
International Equity Fund.......................    494,020
International Equity Index Fund.................  1,616,364
Life Vision Aggressive Growth Fund .............    266,571
Life Vision Growth and Income Fund..............  1,307,910
Life Vision Moderate Growth Fund................  1,514,930
Mid-Cap Equity Fund ............................  1,186,459
Small Cap Growth Stock Fund.....................  4,813,950
Small Cap Value Equity Fund.....................    724,759
Tax Sensitive Growth Stock Fund................. 32,662,185
Value Income Stock Fund.........................    484,478

At May 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 2001, were as follows:

                                AGGREGATE     AGGREGATE         NET
                                  GROSS         GROSS       UNREALIZED
                               UNREALIZED    UNREALIZED    APPRECIATION
                              APPRECIATION (DEPRECIATION) (DEPRECIATION)
FUND                              (000)         (000)         (000)
----                          ------------ -------------- --------------
Balanced Fund ..............   $ 39,142        $(4,728)       $ 34,414
Capital Appreciation Fund ..    362,412        (29,631)        332,781
E-Commerce Opportunity Fund.      7,932         (5,851)          2,081
Growth and Income Fund......    204,631        (27,992)        176,639
International Equity Fund...     16,793        (27,887)        (11,094)
International Equity Index Fund  21,483        (47,623)        (26,140)
Life Vision Aggressive
   Growth Fund..............      1,832           (950)            882
Life Vision Growth and
   Income Fund..............      2,772           (598)          2,174
Life Vision Moderate Growth
   Fund.....................      4,396         (2,505)          1,891
Mid-Cap Equity Fund ........     32,806        (20,667)         12,139
Small Cap Growth Stock Fund.    141,977        (30,162)        111,815
Small Cap Value Equity Fund.     53,491        (14,483)         39,008
Tax Sensitive Growth Stock Fund 134,746        (53,143)         81,603
Value Income Stock Fund ....    132,814        (15,318)        117,496

================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

7. Capital Share Transactions:


Capital Share Transactions for the Funds were as follows (000):



                                                                                                               CAPITAL
                                                                                       BALANCED FUND       APPRECIATION FUND
                                                                                    --------------------  -------------------
                                                                                    06/01/00-  06/01/99-  06/01/00- 06/01/99-
                                                                                    05/31/01   05/31/00   05/31/01  05/31/00
                                                                                    ---------  ---------  --------- ---------
  Trust Shares:
    Shares Issued ..............................................................      4,141       7,060    15,774     18,930
    Shares Issued in Connection with Fund Reorganizations ......................         --          --    16,143         --
    Shares Issued in Lieu of Cash Distributions ................................        752         734    11,118      5,218
    Shares Redeemed ............................................................     (5,741)    (10,050)  (33,979)   (66,755)
                                                                                     ------     -------   -------   --------
  Net Trust Share Transactions .................................................       (848)     (2,256)    9,056    (42,607)
                                                                                     ------     -------   -------   --------
  Investor Shares:
    Shares Issued                                                                        35         149       435        782
    Shares Issued in Connection with ESC Merger                                          --          --        --         --
    Shares Issued in Lieu of Cash Distributions                                          27          36     2,538      1,010
    Shares Redeemed ............................................................       (187)       (591)   (2,961)    (5,728)
                                                                                     ------     -------   -------   --------
  Net Investor Share Transactions ..............................................       (125)       (406)       12     (3,936)
                                                                                     ------     -------   -------   --------
  Flex Shares:
    Shares Issued ..............................................................      1,599       1,989     1,334      1,804
    Shares Issued in Connection with Fund Reorganizations.......................         --                   440
    Shares Issued in Connection with ESC Merger ................................         --          --        --         --
    Shares Issued in Lieu of Cash Distributions.................................        160         180     1,358        567
    Shares Redeemed ............................................................     (1,419)     (2,903)   (2,335)    (4,592)
                                                                                     ------     -------   -------   --------
  Net Flex Share Transactions ..................................................        340        (734)      797     (2,221)
                                                                                     ------     -------   -------   --------
  Net Change in Capital Shares..................................................       (633)     (3,396)    9,865    (48,764)
                                                                                     ======     =======   =======   ========

                                                                    E-COMMERCE
                                                                    OPPORTUNITY             GROWTH AND             INTERNATIONAL
                                                                       FUND                 INCOME FUND             EQUITY FUND
                                                               ----------------------  ----------------------  ---------------------
                                                               06/01/00-   09/30/99*-  06/01/00-   06/01/99-  06/01/00-    06/01/99-
                                                               05/31/01    05/31/00    05/31/01    05/31/00   05/31/01     05/31/00
                                                               ---------   ----------  ---------   ---------  ---------    ---------
  Trust Shares:
    Shares Issued ...........................................    2,421        8,128     15,726      24,090      4,749        5,136
    Shares Issued in Connection with Fund Reorganizations ...       --           --         --          --         --        1,794
    Shares Issued in Lieu of Cash Distributions .............       --           --      1,340       2,200      1,877        5,244
    Shares Redeemed .........................................   (2,603)      (1,422)   (16,409)     (8,699)   (10,018)     (32,574)
                                                               -------      --------    -------    --------    -------     --------
  Net Trust Share Transactions ..............................     (182)       6,706        657      17,591     (3,392)     (20,400)
                                                               -------      --------    -------    --------    -------     --------
  Investor Shares:
    Shares Issued                                                   --           --        351       1,108      3,452           91
    Shares Issued in Connection with ESC Merger                     --           --         --         502         --          103
    Shares Issued in Lieu of Cash Distributions                     --           --         75         159         70          135
    Shares Redeemed .........................................       --           --       (504)     (1,321)    (3,618)        (585)
                                                               -------      --------    -------    --------    -------     --------
  Net Investor Share Transactions ...........................       --           --        (78)        448        (96)        (256)
                                                               -------      --------    -------    --------    -------     --------
  Flex Shares:
    Shares Issued ...........................................      844         1,330      2,141       2,436        659          165
    Shares Issued in Connection with Fund Reorganizations....       --                      --                     --
    Shares Issued in Connection with ESC Merger .............       --            --         --          97         --           57
    Shares Issued in Lieu of Cash Distributions..............       --            --        106         182         80          163
    Shares Redeemed .........................................     (441)          (52)    (1,039)       (867)      (840)        (839)
                                                               -------      --------    -------    --------    -------     --------
  Net Flex Share Transactions ...............................      403         1,278      1,208       1,848       (101)        (454)
                                                               -------      --------    -------    --------    -------     --------
  Net Change in Capital Shares...............................      221         7,984      1,787      19,887     (3,589)     (21,110)
                                                               =======      ========    =======    ========    =======     ========


                                                                                          INTERNATIONAL            LIFE VISION
                                                                                          EQUITY INDEX             AGGRESSIVE
                                                                                               FUND                GROWTH FUND
                                                                                      ---------------------   ----------------------
                                                                                      06/01/00-   06/01/99-   06/01/00-   06/01/99-
                                                                                      05/31/01    05/31/00    05/31/01    05/31/00
                                                                                      ---------   ---------   ---------   ----------
  Trust Shares:
    Shares Issued ..............................................................        7,104      20,423       1,350         983
    Shares Issued in Connection with Fund Reorganizations ......................           --          --          --          --
    Shares Issued in Lieu of Cash Distributions ................................          230          70         262          81
    Shares Redeemed ............................................................      (10,554)     (2,401)       (876)     (1,132)
                                                                                       ------     -------      ------      ------
  Net Trust Share Transactions .................................................       (3,220)     18,092         736         (68)
                                                                                       ------     -------      ------      ------
  Investor Shares:
    Shares Issued                                                                       1,680         211          --           --
    Shares Issued in Connection with ESC Merger                                            --          --          --           --
    Shares Issued in Lieu of Cash Distributions                                             2           3          --           --
    Shares Redeemed ............................................................       (1,701)       (302)         --           --
                                                                                       ------     -------      ------      ------
  Net Investor Share Transactions ..............................................          (19)        (88)         --           --
                                                                                       ------     -------      ------      ------
  Flex Shares:
    Shares Issued ..............................................................          577         363          --          --
    Shares Issued in Connection with Fund Reorganizations.......................           --                      --
    Shares Issued in Connection with ESC Merger ................................           --          --          --          --
    Shares Issued in Lieu of Cash Distributions.................................            4           1          --          --
    Shares Redeemed ............................................................         (574)        (63)         --          --
                                                                                       ------     -------      ------      ------
  Net Flex Share Transactions ..................................................            7         301          --          --
                                                                                       ------     -------      ------      ------
  Net Change in Capital Shares..................................................       (3,232)     18,305         736         (68)
                                                                                       ======     =======      ======      ======


                                                                                 LIFE VISION              LIFE VISION
                                                                            GROWTH AND INCOME FUND    MODERATE GROWTH FUND
                                                                             ---------------------   ----------------------
                                                                             06/01/00-   06/01/99-   06/01/00-   06/01/99-
                                                                             05/31/01    05/31/00    05/31/01    05/31/00
                                                                             ---------   ---------   ---------   ----------
  Trust Shares:
    Shares Issued .......................................................     2,263        1,802        5,756          3,097
    Shares Issued in Connection with Fund Reorganizations ...............        --           --           --             --
    Shares Issued in Lieu of Cash Distributions .........................       270           90          920            491
    Shares Redeemed .....................................................    (1,833)      (1,113)      (5,690)        (5,194)
                                                                             ------       ------       ------         ------
  Net Trust Share Transactions ..........................................       700          779          986         (1,606)
                                                                             ------       ------       ------         ------
  Investor Shares:
    Shares Issued .......................................................        --           --           --             --
    Shares Issued in Connection with Fund Reorganizations................        --           --           --             --
    Shares Issued in Connection with ESC Merger..........................        --           --           --             --
    Shares Issued in Lieu of Cash Distributions .........................        --           --           --             --
    Shares Redeemed .....................................................        --           --           --             --
                                                                             ------       ------       ------         ------
  Net Investor Share Transactions .......................................        --           --           --             --
                                                                             ------       ------       ------         ------
  Flex Shares:
    Shares Issued .......................................................        --           --           --             --
    Shares Issued in Connection with Fund Reorganizations................        --           --           --             --
    Shares Issued in Connection with ESC Merger..........................        --           --           --             --
    Shares Issued in Lieu of Cash Distributions .........................        --           --           --             --
    Shares Redeemed .....................................................        --           --           --             --
                                                                             ------       ------       ------         ------
  Net Flex Share Transactions ...........................................        --           --           --             --
                                                                             ------       ------       ------         ------
    Net Change in Capital Shares.........................................       700          779          986         (1,606)
                                                                             ======       ======       ======         ======


                                                                      MID-CAP EQUITY           SMALL CAP GROWTH
                                                                           FUND                   STOCK FUND
                                                                  ---------------------     ---------------------
                                                                  06/01/00-   06/01/99-     06/01/00-   06/01/99-
                                                                  05/31/01    05/31/00      05/31/01    05/31/00
                                                                  ---------   ---------     ---------   ----------
  Trust Shares:
    Shares Issued ...............................................     9,459       11,917        7,958       11,362
    Shares Issued in Connection with Fund Reorganizations .......        --           --           --        5,705
    Shares Issued in Lieu of Cash Distributions .................     2,492        1,197        1,679          127
    Shares Redeemed .............................................   (12,345)     (18,496)      (5,529)      (4,061)
                                                                    -------      -------       ------       ------
  Net Trust Share Transactions ..................................      (394)      (5,382)       4,108       13,133
                                                                    -------      -------       ------       ------
  Investor Shares:
    Shares Issued ...............................................       635          108          345          127
    Shares Issued in Connection with Fund Reorganizations........        --           --           --          758
    Shares Issued in Connection with ESC Merger..................        --           --           --        1,677
    Shares Issued in Lieu of Cash Distributions .................       202           98          131           --
    Shares Redeemed .............................................      (729)        (695)      (1,064)        (390)
                                                                    -------      -------       ------       ------
  Net Investor Share Transactions ...............................       108         (489)        (588)       2,172
                                                                    -------      -------       ------       ------
  Flex Shares:
    Shares Issued ...............................................       441          273          472          261
    Shares Issued in Connection with Fund Reorganizations........        --           --           --          170
    Shares Issued in Connection with ESC Merger..................        --           --           --          712
    Shares Issued in Lieu of Cash Distributions .................       214           89          105            5
    Shares Redeemed .............................................      (474)        (567)        (354)        (288)
                                                                    -------      -------       ------       ------
  Net Flex Share Transactions ...................................       181         (205)         223          860
                                                                    -------      -------       ------       ------
    Net Change in Capital Shares.................................      (105)      (6,076)       3,743       16,165
                                                                    =======      =======       ======       ======


                                                                SMALL CAP VALUE            TAX SENSITIVE            VALUE INCOME
                                                                   EQUITY FUND           GROWTH STOCK FUND           STOCK FUND
                                                            ---------------------     ---------------------    ---------------------
                                                            06/01/00-   06/01/99-     06/01/00-   06/01/99-    06/01/00-   06/01/99-
                                                            05/31/01    05/31/00      05/31/01    05/31/00     05/31/01    05/31/00
                                                            ---------   ---------     ---------   ----------   ---------   ---------
  Trust Shares:
    Shares Issued ..........................................  17,362       10,968       3,365      16,874      15,463      32,686
    Shares Issued in Connection with Fund Reorganizations ..      --           --          --          --          --          --
    Shares Issued in Lieu of Cash Distributions ............     298          294          --          --       1,281      12,665
    Shares Redeemed ........................................  (7,956)     (19,166)     (7,610)     (2,879)    (44,811)    (80,311)
                                                              ------      -------      ------      ------     -------     -------
  Net Trust Share Transactions .............................   9,704       (7,904)     (4,245)     13,995     (28,067)    (34,960)
                                                              ------      -------      ------      ------     -------     -------
  Investor Shares:
    Shares Issued ..........................................      --           --          --          --         195         596
    Shares Issued in Connection with Fund Reorganizations...      --           --          --          --          --          --
    Shares Issued in Connection with ESC Merger.............      --           --          --          --          --          --
    Shares Issued in Lieu of Cash Distributions ............      --           --          --          --         131       1,463
    Shares Redeemed ........................................      --           --          --          --      (2,999)     (7,163)
                                                              ------      -------      ------      ------     -------     -------
  Net Investor Share Transactions ..........................      --           --          --          --      (2,673)     (5,104)
                                                              ------      -------      ------      ------     -------     -------
  Flex Shares:
    Shares Issued ..........................................     294          194       2,438       7,452         453       1,626
    Shares Issued in Connection with Fund Reorganizations...      --           --          --          --          --          --
    Shares Issued in Connection with ESC Merger.............      --           --          --          --          --          --
    Shares Issued in Lieu of Cash Distributions ............       5            1          --          --          55       1,198
    Shares Redeemed ........................................    (325)      (1,266)     (2,392)     (1,094)     (3,011)     (7,736)
                                                              ------      -------      ------      ------     -------     -------
  Net Flex Share Transactions ..............................     (26)      (1,071)         46       6,358      (2,503)     (4,912)
                                                              ------      -------      ------      ------     -------     -------
    Net Change in Capital Shares............................   9,678       (8,975)     (4,199)     20,353     (33,243)    (44,976)
                                                              ======      =======      ======      ======     =======     =======

*Commencement of operations.
Amounts designated as "--" are either $0 or have been rounded to $0.

86 & 87

NOTES TO FINANCIAL STATEMENTS   (concluded)
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

8. Concentration of Credit Risk:

The E-Commerce Opportunity Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than a general equity fund would be.

The International Equity and International Equity Index Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9. Fund Reorganizations:

On May 18, 2001 the Capital Appreciation Fund acquired all of the assets of the Core Equity Fund pursuant to the plan of reorganization approved by the shareholders of the Core Equity Fund on May 18, 2001. The following table summarizes certain relevant information of these Funds prior to and immediately after the business combination on May 18, 2001 and is unaudited.

                                        SHARES
                                     OUTSTANDING
                                      ON MERGER     UNREALIZED
FUND                                     DATE      APPRECIATION
------                               -----------  --------------
 Core Equity Fund
   Trust Shares ......................20,993,304   $23,724,070
   Flex Shares........................   547,370       515,296

(1) Represents the accounting survivor in this business combination.

                                    SHARES ISSUED  NET ASSETS     NAV
                                     IN BUSINESS      AFTER       PER
FUND                                 COMBINATION   COMBINATION    SHARE
-------                             -------------  -----------   -------
 Capital Appreciation Fund (1)
    Trust Shares..................    16,143,326  $1,205,864,347  $14.15
    Flex Shares ..................       439,947     114,299,999   13.34


On December 10, 1999 the Small Cap Growth Stock Fund and the International Equity Fund acquired all of the assets of the Sunbelt Equity Fund and Emerging Markets Equity Fund, respectively, pursuant to the plan of reorganization approved by the shareholders of the Sunbelt Equity Fund and Emerging Markets Equity Fund on December 10, 1999. The following table summarizes certain relevant information of these Funds prior to and immediately after the business combination on December 10, 1999 and is unaudited.

                                         SHARES
                                      OUTSTANDING   UNREALIZED
                                       ON MERGER   APPRECIATION
STI CLASSIC FUNDS                         DATE    (DEPRECIATION)
-------------------                   ----------- -------------
 Emerging Markets Equity
    Trust Shares ..................... 2,393,361 $    55,572*
 Sunbelt Equity
    Trust Shares ..................... 9,176,663  25,562,904
    Investor Shares .................. 1,261,749   1,907,642
    Flex Shares ......................   287,227  (1,283,351)

                          SHARES ISSUED     NET ASSETS          NAV
                           IN BUSINESS         AFTER            PER
STI CLASSIC FUNDS          COMBINATION      COMBINATION        SHARE
-------------------       -------------     -----------      ----------
 International Equity (1)
    Trust Shares.........    1,794,029     $575,635,094        $12.22
 Small Cap Growth Stock (1)
    Trust Shares ........    5,705,132      305,649,316         16.46
    Investor Shares .....      758,425       12,481,372         16.46
    Flex Shares .........      170,464        9,892,809         16.26

  * Includes unrealized gain on investments and unrealized loss on foreign currency.
(1) Represents the accounting survivor in this business combination.

10. ESC Strategic Funds Merger:

The Board of Directors and shareholders of the ESC Funds approved a reorganization of the ESC Funds into STI Classic Funds which took place at the close of business on March 24, 2000. The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations on March 24, 2000 and is unaudited.

                                          SHARES
                                        OUTSTANDING   UNREALIZED
                                         ON MERGER   APPRECIATION
ESC FUNDS                                  DATE     (DEPRECIATION)
------------                            ----------- --------------
 Appreciation Fund
    Class A ..........................     870,690 $ 2,501,314
    Class D                                175,438  (1,297,012)
 Small Cap Fund
   Class A............................   1,275,432   6,276,446
   Class D............................     480,442   2,865,501

 Small Cap II Fund
   Class A............................     500,936   2,188,506
   Class D............................     317,826   1,262,314

 International Equity
   Class A ...........................     170,094     315,475*
   Class D............................      96,927     (22,816)*


                         SHARES ISSUED  NET ASSETS    NAV
                          IN BUSINESS     AFTER       PER
STI CLASSIC FUNDS         CONNECTION   COMBINATION    SHARE
------------------       ------------- -----------   -------
 Growth and Income Fund(1)
    Investor Shares......  502,426   $50,200,825     $15.90
    Flex Shares .........   97,459    62,797,756      15.76

 Small Cap Growth Stock Fund(1)
    Investor Shares......1,335,449    47,582,016      20.55
    Flex Shares .........  495,872    27,591,623      20.27

 Small Cap Growth Stock Fund(1)
    Investor Shares......  341,148    47,582,016      20.55
    Flex Shares .........  216,285    27,591,623      20.27

 International Equity(1)
    Investor Shares......  103,172    11,187,283      12.04
    Flex Shares .........   57,124    12,018,530      11.65

 * Includes unrealized gain on investments and unrealized loss on foreign currency.
(1) Represents the accounting survivor in this business combination.


11. Shareholder Voting Results (Unaudited):

There was a special meeting of shareholders held on May 18, 2001 at which the shareholders of the Core Equity Fund were asked to approve the agreement and plan of reorganization relating to the Core Equity Fund and the Capital Appreciation Fund. The following were the results of the vote by proposal:

                            SHARES       % OF        % OF
                             VOTED       VOTED       TOTAL
                         ----------    --------     --------
 For.....................18,343,729      99.92%      92.41%
 Against.................     5,861       0.03%       0.02%
 Abstain.................     6,999       0.03%       0.03%
                         ----------    --------     --------
                         18,356,589     100.00%      92.48%

12. Subsequent Event

Effective June 1, 2001, the E-Commerce Opportunity Fund changed its name to the Information and Technology Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001

To the Shareholders and Board of Trustees of STI Classic Funds:

We have audited the accompanying statements of net assets of the Balanced, Capital Appreciation, Growth & Income, International Equity, International Equity Index, Life Vision Aggressive Growth, Life Vision Growth & Income, Life Vision Moderate Growth, Mid-Cap Equity, Small Cap Growth Stock, Small Cap Value Equity, Tax Sensitive Growth Stock, and Value Income Stock Funds, and the statement of assets and liabilities, including the schedule of investments, of the E-Commerce Opportunity Fund of STI Classic Funds (the "Trust") as of May 31, 2001, and the related statements of operations, changes in net assets, and financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of thXe Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to May 31, 1999, for the Growth & Income, Life Vision Aggressive Growth, Life Vision Growth & Income, and Life Vision Moderate Growth Funds, were audited by other auditors whose report, dated January 15, 1999, expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced, Capital Appreciation, E-Commerce Opportunity, Growth & Income, International Equity, International Equity Index, Life Vision Aggressive Growth, Life Vision Growth & Income, Life Vision Moderate Growth, Mid-Cap Equity, Small Cap Growth Stock, Small Cap Value Equity, Tax Sensitive Growth Stock, and Value Income Stock Funds of STI Classic Funds as of May 31, 2001, the results of their operations, changes in their net assets, and financial highlights for each of the periods described in the first paragraph above, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
July 18, 2001

NOTICE TO SHAREHOLDERS
================================================================================
STI CLASSIC EQUITY FUNDS  MAY 31, 2001                                 UNAUDITED


For shareholders that do not have a May 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2001 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended May 31, 2001, each Fund is designating the following items with regard to distributions paid during the year:

                                     LONG TERM      QUALIFIED                                                           FOREIGN
                                    (20% RATE)       5 YEAR      ORDINARY                                                 TAX
                                   CAPITAL GAIN       GAIN        INCOME     TAX-EXEMPT     TOTAL      QUALIFYING     WITHHOLDING
FUND                               DISTRIBUTION   DISTRIBUTION DISTRIBUTIONS  INTEREST  DISTRIBUTIONS DIVIDENDS (1) PASS THROUGH (2)
-----                              ------------   ------------ ------------- ---------- ------------- ------------- ---------------
Balanced Fund                             43.14%       --%         56.86%        --%       100.00%     22.14%                --%
Capital Appreciation Fund                 88.10        --          11.90         --        100.00      27.40                 --
E-Commerce Opportunity Fund               --           --          --            --           --         --                  --
Growth and Income Fund                    84.68        --          15.32         --        100.00     100.00                 --
International Equity Fund                 42.39        --          57.61         --        100.00        --                  --
International Equity Index Fund           24.90        --          75.10         --        100.00        --                13.22
Life Vision Aggressive Growth Fund        68.22        --          31.63         --         99.85        --                  --
Life Vision Growth and Income Fund        40.86        --          59.14         --        100.00        --                  --
Life Vision Moderate Growth Fund          62.23        --          37.77         --        100.00        --                  --
Mid-Cap Equity Fund                       37.60        --          62.40         --        100.00       7.76                 --
Small Cap Growth Stock Fund               69.95        --          30.05         --        100.00        --                  --
Small Cap Value Equity Fund               --           --         100.00         --        100.00      97.68                 --
Value Income Stock Fund                   --           --         100.00         --        100.00      92.59                 --

-----------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".
(2) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of
    "Ordinary Income Distributions".

                                     NOTES

                                            INVESTMENT ADVISER
                                     Trusco Capital Management, Inc.

                        STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by an affiliate of SunTrust Banks, Inc.

                                             DISTRIBUTOR
                                   SEI Investments Distribution Co.

                        This information must be preceded or accompanied by
                           a current prospectus for each Fund described.




                              [STI Logo Omitted]

                          Backed by Tradition. Strengthened by Experience.SM



                                                            STI-AR-001-0100